As filed with the Securities and Exchange Commission on September 15, 2004
                                                 Securities Act File No.811-4079

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.___

                           Post-Effective Amendment No. ___


                        (Check appropriate box or boxes)



                           JOHN HANCOCK EQUITY TRUST
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (617) 375-1702
                                 --------------
                        (Area Code and Telephone Number)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
             -------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                                Boston, MA 02199
                                ----------------
                     (Name and address of agent for service)


Title of Securities Being Registered: Shares of beneficial interest of John Hancock Equity Trust.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 2-92548 and 811-4079).

It is proposed that this filing will become effective on October 15, 2004.

                                                             [LOGO] Independence
                                                                     INVESTMENTS

October 20, 2004

Dear Shareholder,

I am writing to ask for your vote on an important matter affecting your investment in Independence Small Cap Portfolio ("your fund").

The trustees of your fund are recommending a reorganization to merge your fund into the John Hancock Small Cap Fund, a newly created fund with investment objectives and policies substantially similar to your fund. Let me reassure you that the current portfolio manager and investment approach will stay the same after the transition. If shareholders approve this reorganization, Independence Investment LLC will be retained as a subadviser to manage the new fund. Your current team of portfolio managers, led by Charles S. Glovsky, CFA, will continue to manage your fund. We will manage the John Hancock Small Cap Fund in the same manner as we manage your fund today, selectively seeking small cap companies with improving fundamentals that are statistically undervalued and have an identifiable catalyst for change.

As part of the John Hancock Funds family you will also enjoy the benefits of being part of a broadly diversified fund group. These benefits include having the right to exchange fund shares into any of the more than 30 other John Hancock funds without a sales charge and, in a broader context, having access to all of John Hancock Funds' shareholder services. By combining forces with John Hancock Funds, we also hope to see the assets in the reorganized fund increase significantly. With additional assets under management, there is the potential to reach economies of scale that would lower expenses for all shareholders.

It is important to note that this transaction will result in an immediate decrease in the Fund's contractual expense limitation. John Hancock Funds has agreed to cap total expenses at 1.65% until at least December 3, 2005 inclusive of a 0.30% charge to pay for the cost of distribution (commonly referred to as a 12b-1fee). The newly reorganized fund's expense limitation is both lower, and in place for a longer period of time, than your fund's current expense limitation of 1.85% that is set to expire on March 1, 2005. Also, current shareholders of the Independence Small Cap Portfolio will be able to purchase additional shares of the new John Hancock Small Cap Fund without incurring any sales charges.

After careful consideration, your fund's Board of Trustees has unanimously agreed to the reorganization of the Independence Small Cap Portfolio into the John Hancock Small Cap Fund. The enclosed proxy statement contains further explanation and important details of the reorganization that I strongly encourage you to read before voting. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on December 3, 2004.

Your vote makes a difference. Please review the enclosed proxy materials and complete, sign and return the proxy ballot to us immediately. Your prompt response will help us avoid the need for additional mailings. For your convenience, we have provided a postage-paid return envelope.

If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 A.M. and 7:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                                Sincerely,

                                                Mark C. Lapman, Ph.D., CFA
                                                President and CEO
                                                Independence Investment LLC

[LOGO] Independence
        INVESTMENTS

INDEPENDENCE SMALL CAP PORTFOLIO
A Series of The Advisors' Inner Circle Fund
PO Box 219009
Kansas City, MO 64121

NOTICE OF MEETING OF SHAREHOLDERS SCHEDULED FOR DECEMBER 1, 2004

This is the formal agenda for your fund's shareholder meeting (the "Meeting"). It tells you what matters will be voted on and the time and place of the Meeting, in case you want to attend in person.

To the shareholders of Independence Small Cap Portfolio ("Independence Fund" or "your fund"):
A shareholder Meeting for your fund will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on Wednesday, December 1, 2004 at 11:00 A.M., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between your fund and John Hancock Small Cap Fund (the "John Hancock Fund"). Under this Agreement, your fund will transfer all of its assets to the John Hancock Fund in exchange for Class A shares of the John Hancock Fund, a newly-created fund with substantially similar investment objectives and policies as your fund. Class A shares of the John Hancock Fund will be distributed to your fund's shareholders in proportion to their holdings on the reorganization date. The John Hancock Fund also will assume your fund's liabilities. Your fund's current investment adviser will act as subadviser to the John Hancock Fund. Your board of trustees recommends that you vote FOR this proposal.

2.   Any other business that may properly come before the Meeting.

Shareholders of record as of the close of business on October 5, 2004 are entitled to vote at the Meeting and any related follow-up meetings.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, the fund may be required to make additional solicitations.

                        By order of the board of trustees,

                        James Ndiaye
                        Secretary

October 20, 2004

PROXY STATEMENT OF
INDEPENDENCE SMALL CAP PORTFOLIO
(a series of The Advisors' Inner Circle Fund)
PO Box 219009
Kansas City, MO 64121
1-866-777-8227

PROSPECTUS FOR CLASS A SHARES OF
JOHN HANCOCK SMALL CAP FUND
(a series of John Hancock Equity Trust)
101 Huntington Avenue
Boston, MA 02199
1-800-225-5291

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of Independence Small Cap Portfolio ("Independence Fund" or "your fund") into John Hancock Small Cap Fund (the "John Hancock Fund"), an open-end management investment company. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

o Your fund will transfer all of its assets to the John Hancock Fund. The John Hancock Fund will assume your fund's liabilities.

o The John Hancock Fund will issue Class A shares to your fund with an aggregate net asset value equal to your fund's net assets. Class A shares of the John Hancock Fund will be distributed to your fund's shareholders in proportion to their holdings on the reorganization date. As of the close of the reorganization, you will hold the same number of shares of the John Hancock Fund as you held in your fund immediately before the reorganization and the aggregate net asset value of such shares will be the same as the net asset value of your shares of your fund on the reorganization date.

o Your fund will be liquidated and you will become a shareholder of the John Hancock Fund.

o John Hancock Advisers, LLC ("JHA") will act as investment adviser to the John Hancock Fund. Your fund's current investment adviser, Independence Investment LLC ("Independence"), will act as subadviser to the John Hancock Fund.

o The reorganization is not intended to result in income, gain or loss for federal income tax purposes.

An investment in the John Hancock Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Shares of the John Hancock Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Your Fund's Trustees are Recommending the Reorganization

The trustees of The Advisors' Inner Circle Fund, a Massachusetts business trust of which your fund is a series, believe that reorganizing your fund into an investment company with substantially similar investment policies that is part of the John Hancock family of funds and is subadvised by Independence offers you potential benefits. These potential benefits include:

o Potential to attract additional assets, which may reduce per share operating expenses in the long term;

o Continuity of portfolio management, since Independence will be subadviser to the John Hancock Fund;

o    JHA's experience and resources in managing mutual funds;

o JHA's commitment for at least one year following the reorganization to limit the total operating expenses of Class A shares of the John Hancock Fund; and

o The exchange privileges offered to shareholders of the John Hancock Fund as well as the waiver of sales charges on additional purchases of Class A shares of the John Hancock Fund.

Therefore, your fund's trustees recommend that you vote FOR the reorganization.

---------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
---------------------------------------------------------------------------------------------------------------------------
Your fund's prospectus dated March 1, 2004.                 Available to you free of charge by calling 1-866-777-8227.
                                                            This prospectus, which is also on file with the Securities and
                                                            Exchange Commission ("SEC"), is incorporated by reference
                                                            into this proxy statement and prospectus.
---------------------------------------------------------------------------------------------------------------------------
The John Hancock Fund's prospectus dated October 15,        In the same envelope as this proxy statement and prospectus.
2004.                                                       This prospectus, which is also on file with the SEC, is
                                                            incorporated by reference into this proxy statement and
                                                            prospectus.
---------------------------------------------------------------------------------------------------------------------------
Your fund's annual and semiannual reports to                Available to you free of charge by calling 1-866-777-8227.
shareholders.                                               Also on file with the SEC. See "Available Information." These reports are incorporated by reference into this proxy statement and prospectus.
---------------------------------------------------------------------------------------------------------------------------
A statement of additional information (the "SAI") dated     Available to you free of charge by calling 1-800-225-5291.
October 15, 2004. It contains additional information        Also on file with the SEC. This statement of additional
about your fund and the John Hancock Fund.                  information is incorporated by reference into this proxy
                                                            statement and prospectus.
---------------------------------------------------------------------------------------------------------------------------
To ask questions about this proxy statement and             Call your fund's toll-free telephone number: 1-866-777-8227.
prospectus.
---------------------------------------------------------------------------------------------------------------------------

      The date of this proxy statement and prospectus is October 20, 2004.

TABLE OF CONTENTS

                                                                        Page
                                                                        ----
INTRODUCTION ........................................................      4
SUMMARY .............................................................      4
PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION ............     10
CAPITALIZATION ......................................................     13
BOARDS' EVALUATION AND RECOMMENDATION ...............................     13
VOTING RIGHTS AND REQUIRED VOTE .....................................     14
ADDITIONAL INFORMATION ABOUT JOHN HANCOCK SMALL CAP FUND ............     14
MATERIAL PROVISIONS OF THE MANAGEMENT CONTRACT AND THE SUB-INVESTMENT
 MANAGEMENT CONTRACT ................................................     15
JOHN HANCOCK SMALL CAP FUND CLASS A RULE 12B-1 PLAN .................     17
FINANCIAL HIGHLIGHTS ................................................     19
INFORMATION CONCERNING THE MEETING ..................................     20
OWNERSHIP OF SHARES OF THE FUNDS ....................................     21
EXPERTS .............................................................     21
AVAILABLE INFORMATION ...............................................     21
EXHIBIT A--AGREEMENT AND PLAN OF REORGANIZATION .....................    A-1

INTRODUCTION

This proxy statement and prospectus is being used by your fund's board of trustees to solicit proxies to be voted at a special meeting (the "Meeting") of your fund's shareholders. This Meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, on Wednesday, December 1, 2004 at 11:00 A.M., Eastern Time. The purpose of the Meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into the John Hancock Fund, a newly created mutual fund that is not yet operational. You should understand that if you vote in favor of the reorganization of your fund, you are approving a reorganization into a class of shares subject to Rule 12b-1 fees.

This proxy statement and prospectus is being mailed to your fund's shareholders on or about October 20, 2004.

Who is Eligible to Vote?

Shareholders of record as of the close of business on October 5, 2004 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

SUMMARY

The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement and Plan of Reorganization attached as Exhibit A because they contain details that are not in the summary.

Comparison of Independence Fund to the John Hancock Fund

                   Independence Fund                                      John Hancock Fund
--------------------------------------------------------------------------------------------------------------------
Business           A diversified series of The Advisors' Inner Circle     A newly organized diversified series of
                   Fund, an open-end investment management                John Hancock Equity Trust, an open-end
                   company organized as a Massachusetts business          investment management company organized
                   trust.                                                 as a Massachusetts business trust.
--------------------------------------------------------------------------------------------------------------------
Net assets as of   $ 22,160,437.68                                        None. The John Hancock Fund is newly
August 31, 2004                                                           organized and does not expect to commence
                                                                          investment operations until after the
                                                                          reorganization occurs.
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Independence Fund                                       John Hancock Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and   Investment adviser:                                     Investment adviser:
portfolio managers        Independence Investment LLC (as defined                 John Hancock Advisers, LLC (as defined
                          above, "Independence")                                  above, "JHA")

                          Portfolio Manager:                                      Investment subadviser:
                          Charles S. Glovsky, CFA                                 Independence Investment LLC (as defined
                                                                                  above, "Independence") Independence is an
                          o Principal and senior vice president of adviser        affiliate of JHA.
                          o Joined adviser in 2000
                          o Senior portfolio manager, Dewey Square                Portfolio Manager:
                            Investors Corp. (1998-2000)                           Charles S. Glovsky, CFA
                          o Began business career in 1979                         o Principal and senior vice president of
                                                                                    subadviser
                                                                                  o Joined subadviser in 2000
                                                                                  o Senior portfolio manager, Dewey Square
                                                                                    Investors Corp. (1998-2000)
                                                                                  o Began business career in 1979
------------------------------------------------------------------------------------------------------------------------------------
Investment objectives     The fund seeks maximum capital appreciation             The fund seeks capital appreciation.
                          consistent with reasonable risk to principal.
                                                                                  The fund's investment objective is non-
                          The fund's investment objective is non-                 fundamental and can be changed without
                          fundamental and can be changed without                  shareholder approval.
                          shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments       At least 80% of its assets in equity securities of      At least 80% of its assets in equity securities of
                          small capitalization companies (i.e., companies         small capitalization companies (i.e., companies
                          with market capitalizations under $2 billion).          in the capitalization range of the Russell 2000
                                                                                  Index which was $67.8 million to $1.97
                                                                                  billion as of August 31, 2004).
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies     In managing the portfolio, the portfolio manager selects securities using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that the portfolio manager believes are likely to show improving fundamental prospects with an identifiable catalyst for change. Such catalysts may include a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

                          The portfolio manager attempts to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure change in earnings estimate expectations. The portfolio manager additionally narrows the list of stocks using fundamental security analysis.

                          The fund may sell a security if, among other reasons, it reaches the target price set by the portfolio manager, the portfolio manager determines that the security is overvalued or the portfolio manager believes that earning expectations or the fundamental outlook for the company has deteriorated.

                          The fund may make limited use of derivatives (investments whose value is based on securities, indexes or currencies).

                          The fund may trade securities actively.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       During unusual economic, market, political or other circumstances, each fund may invest up to 100% of its
strategies                assets temporarily in investment-grade short-term securities.
------------------------------------------------------------------------------------------------------------------------------------
Diversification           Each fund is diversified for the purpose of the Investment Company Act of 1940 (the "Investment Company
                          Act"), and each fund is subject to diversification requirements under the Internal Revenue Code of 1986
                          (the "Code"). This means that with respect to 75% of a fund's total assets, the fund may not invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities or (ii) securities of other investment companies.
------------------------------------------------------------------------------------------------------------------------------------
Industry Concentration    Each fund may not invest more than 25% of its assets in any one industry. This limitation does not apply to investment in obligations of the U.S. government or any of its agencies, instrumentalities or authorities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             Independence Fund                                   John Hancock Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investment             As described above, the funds have substantially similar principal investment strategies and
policies and restrictions    policies.
------------------------------------------------------------------------------------------------------------------------------------
Sales charges                Shares are offered with no sales charges.           The Class A shares of the John Hancock Fund
                                                                                 you receive in the reorganization will not be
                                                                                 subject to any sales charge. Moreover, if you
                                                                                 own shares in your own name as of the
                                                                                 closing of the reorganization (i.e., not in the
                                                                                 name of a broker), you may purchase
                                                                                 additional Class A shares of the John Hancock
                                                                                 Fund in the future without paying any sales
                                                                                 charge.

                                                                                 Except as described above, Class A shares
                                                                                 of the John Hancock Fund are subject to a
                                                                                 front-end sales charge of up to 5.00%. The
                                                                                 John Hancock Fund also offers several other
                                                                                 classes of shares which are subject to different
                                                                                 sales charges and 12b-1 fees, as well as a class
                                                                                 of shares for institutional investors without
                                                                                 any sales charges or 12b-1 fees.
------------------------------------------------------------------------------------------------------------------------------------
Management and               Your fund pays an advisory fee on an annual         The John Hancock Fund will pay JHA a
administration fees,         basis equal to 0.85% of the fund's average net      management fee equal to 0.90% annually
distribution and service     assets. In addition, your fund pays separate        of average daily net assets. JHA pays the fee
(12b-1) fee and overall      administration and transfer agency fees.            of Independence as the subadviser to the
expenses                                                                         John Hancock Fund. The John Hancock Fund
                             Shares of your fund are not subject to a            pays separate accounting and legal services
                             12b-1 fee.                                          and transfer agent fees.

                             Independence has agreed contractually to limit      Class A shares are subject to a 12b-1 fee equal
                             your fund's total operating expenses (excluding     to 0.30% annually of average daily net assets.
                             interest, taxes, brokerage commission and
                             extraordinary expenses) until March 1, 2005         For a period of one year following the
                             to 1.85% of its average net assets. Until           reorganization, JHA has agreed to limit the
                             September 30, 2004, Independence temporarily        John Hancock Fund's Class A total expenses
                             limited total operating expenses to 1.15% of        to 1.65% of average daily net assets.
                             average daily net assets. During the twelve-
                             month period ended April 30, 2004, the fund's
                             total operating expenses per share (before
                             waiver of fees or reimbursement of expenses)
                             were equal to 2.49% of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares                You may buy shares directly through the fund's      Subject to sales charges except as noted above
                             transfer agent or other financial intermediaries    (see "Sales charges"), you may buy shares
                             as described in detail in your fund's prospectus.   through your financial representative or
                                                                                 directly through the fund's transfer agent as
                                                                                 described in detail in the John Hancock Fund's
                                                                                 prospectus.
------------------------------------------------------------------------------------------------------------------------------------
Exchange privilege           Not applicable.                                     You may exchange shares of the John Hancock
                                                                                 Fund without incurring an exchange fee with
                                                                                 the more than 30 other funds in the John
                                                                                 Hancock fund family. An exchange generally is
                                                                                 treated as a sale and a new purchase of shares
                                                                                 for federal income tax purposes.

                                                                                 The John Hancock Fund also offers a class of
                                                                                 shares designed for institutional investors. If
                                                                                 you qualify for such class after the closing of
                                                                                 the reorganization you may exchange the Class
                                                                                 A shares of the John Hancock Fund received
                                                                                 in the reorganization for shares of the
                                                                                 institutional class.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

Because each fund has the same portfolio management team and substantially similar investment objectives, policies and strategies, the funds are subject to the same principal risks:

The management strategy of both funds has a significant influence on fund performance. Independence's investment strategy is to invest in a diversified portfolio of common stocks, consisting primarily of securities of small capitalization companies. Stocks in either fund may not increase their earnings at the rate anticipated by fund management and the strategies employed by the fund may not match the performance of other strategies at different times or under different market or economic conditions.

The value of an investment in either fund will fluctuate in response to stock market movements or movements in the particular securities or types of securities held by the fund.

The fund's management strategy has a significant influence on fund performance. Small capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium or large capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the manager's security selection strategy or the quantitative screening parameters do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that either fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o    Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small capitalization stocks, especially those with low trading volumes.

Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either fund.

Other Consequences of the Reorganization

The funds each pay management fees, and the John Hancock Fund pays Rule 12b-1 fees, equal to the following annual percentages of average daily net assets:

                                              John Hancock Fund
 Independence Fund   John Hancock Fund   Combined Management Fee and
   Management Fee      Management Fee      Class A Rule 12b-1 Fee
--------------------------------------------------------------------
        0.85%               0.90%                   1.20%

The annual management fee rate payable by the John Hancock Fund (without giving effect to expense limitations) is higher than the rate paid by your fund. JHA will pay Independence its subadvisory fee. In addition to the advisory fee, your fund pays an administration fee that varies with the size of the fund and other factors, including minimum fee requirements, and was 0.81% of the fund's average daily net assets during the fund's twelve-month period ended April 30, 2004. JHA will provide these services either under its investment management agreement or under a separate accounting and legal services agreement pursuant to which JHA is entitled to be reimbursed for certain expenses, which reimbursement is estimated to be approximately 0.03% of average daily net assets. If you vote in favor of the reorganization, you are approving a reorganization into a class of shares subject to a Rule 12b-1 fee equal to 0.30% of the average daily net assets attributable to Class A shares and therefore, when combined with the John Hancock Fund's management fee, is higher than your fund's current management fee (as shown in the table above). Your fund does not currently have a 12b-1 fee.

For the twelve-month period ended April 30, 2004, your fund's per share operating expenses were 2.49% of average net assets (before waiver of fees or reimbursement of expenses). Independence has contractually agreed to limit certain of your fund's ordinary operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) until March 1, 2005 to 1.85% of its average net assets. In addition, from November 19, 2002 to September 30, 2004 Independence voluntarily agreed to limit such ordinary operating expenses to 1.15% of average daily net assets. Therefore, as of September 30, 2004, ordinary operating expenses on your fund are expected to rise to the contractual limit of 1.85%. Although the management fee and 12b-1 fee of the John Hancock Fund when combined are higher than your Fund's current management fee (your fund has no 12b-1 fee), the overall expenses of Class A shares of the John Hancock Fund are limited to 1.65%. This is lower than the contractual expense limit of

1.85% currently on your fund. In addition, the contractual limit on your fund expires on March 1, 2005, while the contractual expense limit on the John Hancock Fund is in place at least until December 3, 2005. With regard to the John Hancock Fund, JHA has agreed to waive, until the first anniversary of the closing of the reorganization, all or a portion of its management fee or to reimburse the fund to limit the fund's annual total expenses attributable to Class A shares to 1.65% of average daily net assets. After such date JHA may, but is not required to, limit the expenses of the John Hancock Fund.

Performance information for the John Hancock Fund is not presented because the fund has not yet commenced operations. As successor to your fund, the John Hancock Fund will assume your fund's historical performance after the reorganization.

The chart below shows performance information for your fund. The following performance information indicates some of the risks of investing in your fund. The bar chart shows how your fund's total return has varied from year to year. The table shows your fund's average annual total return (before and after taxes) over time compared with broad-based market indexes. Past performance before and after taxes does not indicate future results.

Calendar Year Total Returns*

[The following table was represented as a bar chart in the printed material.]

1999            4.59
2000           16.43
2001           16.55
2002          -15.23
2003           34.62

Your fund's year-to-date return as of June 30, 2004 was 10.00%.

* During the period shown in the bar chart, your fund's highest quarterly return was 25.55% for the quarter ended June 30, 2001 and the lowest quarterly return was -16.97% for the quarter ended September 30, 2002.

                                                     Average Annual Total Returns as of
                                                              December 31, 2003
                                                 ------------------------------------------
                                                    1 year      5 years     Since 12/16/98*
-------------------------------------------------------------------------------------------
Independence Fund
 Return Before Taxes                                 34.62       10.12           11.49
 Return After Taxes on Distributions(1)              33.99        7.96            9.31
 Return After Taxes on Distributions and Sale
  of Fund Shares(1)                                  22.48        7.86            9.06

Russell 2000 Index(2)                                47.25        7.13            7.13
S & P Small Cap 600 Index(3)                         38.79        9.67            9.67

*    Commencement of operations. Index comparisons begin on 12/31/98

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) An unmanaged index which measures the performance of the 2,000 smallest of the companies in the Russell 3000 Index based on market capitalization.

(3) An unmanaged index comprised of 600 U.S. stocks chosen for market size, liquidity and industry group representation.

The Funds' Fees and Expenses

Shareholders of both funds pay various fees and expenses, either directly or indirectly. The table below discusses the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the table appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended April 30, 2004 and (ii) for the John Hancock Fund, the estimated annual expenses of the John Hancock Fund Class A shares. The John Hancock Fund's actual expenses may be greater or less.

Shareholder transaction fees (paid                         Independence          John Hancock Fund
directly from your investment)                                 Fund                   Class A
---------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
 purchases (as a % of purchase price)                          none                     5.00%(1)
Maximum deferred sales charge (load) as a %
 of purchase or sale price, whichever is less                  none                     none(2)
Redemption fee for shares held less than 90 days               2.00%                    none(3)
Exchange fee as a % of amount exchanged                        none                     none

Annual fund operating expenses
(deducted from fund assets) (as a %            Independence         John Hancock Fund
of average net assets)                             Fund                  Class A
--------------------------------------------------------------------------------------
Management fee                                     0.85%                   0.90%
Distribution and service (12b-1) fee               none                    0.30%
Other expenses                                     1.64%                   0.53%
Total fund operating expenses                      2.49%                   1.73%
Expense reduction(4)                              (0.64)%                 (0.08)%
Net fund operating expenses                        1.85%                   1.65%

(1) As described above, this sales charge does not apply to shares received in the reorganization or any subsequent purchases of the John Hancock Fund Class A shares by shareholders of your fund who become shareholders of record of the John Hancock Fund through the reorganization and who are named shareholders on the books of the Independence Fund.

(2)  Except for investments of $1 million or more redeemed within one year.

(3)  Does not include wire redemption fee (currently $4.00).

(4) Independence has contractually agreed to waive fees and reimburse expenses in order to keep total annual fund operating expenses from exceeding 1.85% of the fund's average daily net assets at least until March 1, 2005. Until September 30, 2004, Independence temporarily waived a portion of its fees to keep the Independence Fund's total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.15% of the Fund's average daily net assets. The expense reduction for the John Hancock Fund is contractual and may not be modified or terminated until December 3, 2005.

The hypothetical example below shows what you, as a current shareholder, would pay if you invested $10,000 over the various time periods indicated in each fund. The example assumes that you purchased shares without a sales charge, reinvested all dividends and that the average annual return was 5% (the example for your fund assumes that the contractual expense limit expires on March 1,
2005). The example for the John Hancock Fund assumes the expense limitation is in effect until December 3, 2005. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

             Independence     John Hancock Fund
Example          Fund              Class A
-----------------------------------------------
Year 1          $  236             $  168
Year 3          $  760             $  537
Year 5          $1,311             $  931
Year 10         $2,814             $2,034

PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

o The reorganization is scheduled to occur as of 5:00 P.M., Eastern Time, on December 3, 2004, but may occur on any later date before June 30, 2005 unless your fund and the John Hancock Fund agree in writing to a later date. Your fund will transfer all of its assets to the John Hancock Fund. The John Hancock Fund will assume your fund's liabilities. The net asset value of both funds will be computed as of 4:00 P.M., Eastern Time, on the reorganization date.

o The John Hancock Fund will issue to your fund Class A shares with an aggregate net asset value equal to the net assets attributable to your fund's shares. These shares will immediately be distributed to your fund's shareholders in proportion to their holdings on the reorganization date. As a result, your fund's shareholders will end up as shareholders of the John Hancock Fund.

o After the distribution of shares, your fund will be liquidated and terminated.

o The reorganization is not intended to result in income, gain or loss for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the John Hancock Fund.

Agreement and Plan of Reorganization

The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The description of the Agreement and Plan of Reorganization contained herein is qualified in its entirety by the attached copy.

Reasons for the Proposed Reorganization

The trustees of your fund believe that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The trustees considered the following matters, among others, in approving the proposal.

First, JHA and its affiliates have greater potential for increasing the size of the fund due to JHA's experience in distribution of mutual funds through a broader range of distribution channels than currently available to your fund. Over the long-term, if this potential for a larger asset base is realized, it may reduce the fund's per share operating expenses and increase the portfolio management options available to the fund.

Second, shareholders of your fund will enjoy continuity of portfolio management. Because JHA will retain Independence to act as subadviser to the John Hancock Fund, the portfolio management team of your fund will be the same portfolio management team for the John Hancock Fund. JHA will oversee Independence as subadviser to the John Hancock Fund in accordance with the terms of their Sub-Investment Management Contract.

Third, although Independence will manage the assets of the John Hancock Fund as its subadviser, JHA will oversee the John Hancock Fund's operations. Your fund will benefit from JHA's experience and resources in managing investment
companies.   At  June  30,  2004,  JHA  managed  50  investment   companies  and
approximately 100 institutional and private accounts with approximately $29 billion in assets. JHA also has significant experience in overseeing funds managed by subadvisers. At June 30, 2004, JHA employed six subadvisers, that subadvised for seven of JHA's mutual funds with approximately $3 billion in net assets.

Fourth, at least until December 3, 2005, JHA will contractually limit the total expenses of Class A shares of the John Hancock Fund to 1.65% of average daily net assets. Even after the termination of this expense limitation, there is potential that the John Hancock Fund's expenses will be the same or lower than your fund's current expenses. Your fund's current expense limitation of 1.85% of average daily net assets. The John Hancock Fund's management fee and Rule 12b-1 fee in the aggregate are higher than your fund's current management fee. However, the greater long-term asset growth potential of the John Hancock Fund may result in economies of scale and other efficiencies in expenses, and ultimately lower overall expenses of the John Hancock Fund compared to those of your fund. If, however, the John Hancock Fund's total expenses are not lower than 1.65% and the expense limitation is terminated, overall expenses of the John Hancock Fund may be higher than those of your fund. Your fund's contractual limitation will expire on March 1, 2005. After that date, if the reorganization is not completed, your expenses have the potential to increase. For instance, for the twelve-month period ended April 30, 2004, total operating expenses before the voluntary fee waiver and contractual expense limitation were 2.49%.

Fifth, the Class A shares of the John Hancock Fund received in the reorganization will provide your fund's shareholders with substantially the same investment advantages as they currently have, including the ability to purchase future shares without paying a sales charge.

Sixth, the John Hancock Fund is part of a diverse family of mutual funds, with over 30 funds that will be available to your fund's shareholders through exchanges.

The board of trustees of the John Hancock Fund considered that the reorganization presents an excellent opportunity for the John Hancock Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the John Hancock Fund and its shareholders.

The boards of both funds also considered that each fund's investment adviser, as well as the John Hancock Fund's principal distributor, John Hancock Funds, LLC (the "Distributor"), will benefit from the reorganization. Because the John Hancock Fund will be the successor to your fund and will assume your fund's performance record, JHA expects to be able to increase the John Hancock Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives with no historical performance record. Such a growth in asset size benefits JHA by increasing its management fees and accelerating the point at which management of the fund is profitable to JHA. As subadviser to the John Hancock Fund, Independence would similarly benefit from increased assets. In addition, the Distributor will benefit through the adoption of the Class A Rule 12b-1 plan.

Comparative Fees and Expense Ratios. As discussed above, the management fee paid by your fund is lower than the fee paid by the John Hancock Fund. In addition, the John Hancock Fund's management fee and Class A Rule 12b-1 fee combined are higher than your fund's management fee alone. Your fund does not have a Rule 12b-1 fee. Nonetheless, JHA projects that the John Hancock Fund's other expenses during the current fiscal year will be 0.53% of average daily net assets, which is lower than your fund's other expenses of 1.64% of average daily net assets. JHA has agreed at least until December 3, 2005 to limit the John Hancock Fund's Class A total expenses to 1.65% of average daily net assets, which is lower than your fund's annual total expense ratio, after contractual expense limitation, for the twelve-month period ended April 30, 2004.

Tax Status of the Reorganization

The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the John Hancock Fund, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of
Section 368(a) of the Code.

As a result, for federal income tax purposes:

o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to the John Hancock Fund as described above or (2) the distribution by your fund of the John Hancock Fund shares to your fund's shareholders;

o No gain or loss will be recognized by the John Hancock Fund upon the receipt of your fund's assets solely in exchange for the issuance of the John Hancock Fund shares to your fund and the assumption of your fund's liabilities by the John Hancock Fund;

o The basis of the assets of your fund acquired by the John Hancock Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

o The tax holding period of the assets of your fund in the hands of the John Hancock Fund will include your fund's tax holding period for those assets;


o You will not recognize gain or loss upon the exchange of your shares of your fund solely for the John Hancock Fund shares as part of the reorganization;

o The basis of the John Hancock Fund shares received by you in the reorganization will be the same as the basis of your shares of your fund surrendered in exchange; and

o The tax holding period of the John Hancock Fund shares you receive will include the tax holding period of the shares of your fund surrendered in the exchange, provided that the shares of your fund were held as capital assets on the date of the exchange.

In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your fund and the John Hancock Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of the John Hancock Fund's shares. Shareholders may not redeem or transfer John Hancock Fund shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. The John Hancock Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by the John Hancock Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 6 and 8 of the Agreement, attached as Exhibit A).

The obligation of the John Hancock Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 7 and 8 of the Agreement, attached as Exhibit A).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's Agreement and Declaration of Trust and

By-Laws. The funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Section 8 of the Agreement, attached as Exhibit A).

Termination of Agreement. The board of either your fund or the John Hancock Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. JHA will pay the expenses your fund incurs in connection with the reorganization.

CAPITALIZATION

The following table sets forth the capitalization of each fund as of August 31, 2004, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. This table reflects the pro forma ratios of one Class A share of the John Hancock Fund being issued for each share of your fund. The exchange ratio will remain 1:1 on the closing date of the reorganization.

                                                     August 31, 2004
                              --------------------------------------------------------------
                                                                           John Hancock Fund
                                                     John Hancock Fund      Class A shares
                               Independence Fund       Class A shares          Pro Forma
--------------------------------------------------------------------------------------------
Net Assets                       $22.2 million              N/A              $22.2 million
Net Asset Value Per Share               $10.91              N/A                     $10.91
Shares Outstanding                   2,030,298              N/A                  2,030,298

It is impossible to predict how many shares of the John Hancock Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of the John Hancock Fund's shares that will actually be received and distributed.

BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of your fund or Independence ("independent trustees"), approved the reorganization. In particular, the board of trustees determined that the reorganization is in the best interests of your fund. Similarly, the board of trustees of the John Hancock Fund, including its independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of the John Hancock Fund.

                 The trustees of your fund recommend that the
              shareholders of your fund vote FOR the proposal to
               approve the Agreement and Plan of Reorganization.

VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. The presence in person or by proxy of a majority of shareholders entitled to cast votes at the Meeting will constitute a quorum. The favorable vote of two-thirds of the shares outstanding is required for approval of the proposal.

----------------------------------------------------------------------------------------------------------------
Shares                          Quorum                                   Voting
----------------------------------------------------------------------------------------------------------------
In General                      All shares "present" in person or by     Shares "present" in person will be
                                proxy are counted towards a quorum.      voted in person at the Meeting.

                                                                         Shares present by proxy will be
                                                                         voted in accordance with
                                                                         instructions.
----------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where          Considered "present" at Meeting for      Broker non-votes do not count as a
the underlying holder has       purposes of quorum.                      vote "for" and effectively result in a
not voted and the broker                                                 vote "against."
does not have discretionary
authority to vote the
shares)
----------------------------------------------------------------------------------------------------------------
Proxy with No Voting            Considered "present" at Meeting for      Voted "for" the proposal.
Instruction (other than         purposes of quorum.
----------------------------------------------------------------------------------------------------------------
Broker Non-Vote)                Considered "present" at Meeting for      Abstentions do not constitute a vote
Vote to Abstain                 purposes of quorum.                      "for" and effectively result in a vote
                                                                         "against."
----------------------------------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained, the Meeting may be adjourned as more fully described in this proxy statement and prospectus. Your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

ADDITIONAL INFORMATION ABOUT JOHN HANCOCK SMALL CAP FUND

Investment Adviser

JHA is the investment adviser to the John Hancock Fund. JHA, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $29 billion in assets under management as of June 30, 2004 in its capacity as investment adviser to the funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts.

JHA is an indirect, wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS") a financial services company with national headquarters at John Hancock Place, Boston, Massachusetts. JHFS is wholly owned by Manulife Financial Corporation ("Manulife"), a Canadian financial services company.

The board of trustees of the John Hancock Fund is responsible for overseeing the performance of the fund's investment adviser and subadviser and determining whether to approve and renew the fund's investment management contract and the sub-investment management contract. For a discussion of these contracts, see "Material Provisions of the Management Contract and the Sub-Investment Management Contract" below.

Investment Subadviser

Independence will serve as the John Hancock Fund's investment subadviser and is located at 53 State Street, Boston, Massachusetts 02109. Independence was founded in 1982 and provides investment advisory services to institutional investors. Independence is a wholly owned subsidiary of JHFS (a subsidiary of Manulife), and as of June 30, 2004, had total assets under management of over $10 billion.

MATERIAL PROVISIONS OF THE MANAGEMENT CONTRACT AND THE SUB-INVESTMENT MANAGEMENT CONTRACT

Management Contract -- Independence Fund

The following is a summary of the material terms of the your fund's existing investment advisory agreement with Independence (the "Independence Management Contract").

Services. Under the Independence Management Contract, Independence furnishes a continuous investment program for your fund, determines the securities and other investments to be purchased and sold by your fund, selects broker-dealers to execute such transactions, and places and negotiates orders with such broker-dealers. In addition to managing the investments of the fund, Independence furnishes office space and other facilities as may be required for carrying out its duties under the Independence Management Contract and pays all compensation of the personnel required by it to perform the services on the terms and for the compensation provided for under the contract. All operating costs and expenses relating to the fund not expressly assumed by Independence under the contract are paid by the fund.

Compensation. As compensation under the Independence Management Contract, the fund pays Independence a monthly investment advisory fee (accrued daily) based upon the average daily net assets of the fund at the rate of 0.85% annually. For the twelve-month period ended April 30, 2004, your fund incurred $132,219 in advisory fees.

Independence has contractually agreed to limit certain ordinary operating expenses to 1.85% of the average daily net assets of the fund. For the twelve month period ended April 30, 2004, Independence waived $100,132 pursuant to the fee waiver as well as $108,883 pursuant to the voluntary limitation.

Term. The Independence Management Contract continues in effect for successive annual periods, subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

Limitation of Liability. The Independence Management Contract provides that Independence shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder, and except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified.

Termination, Continuance and Amendment. The Independence Management Contract continues from year to year subject to approval of its continuance at least annually by the vote of (1) a majority of the independent trustees and (2) by all the trustees or by vote of a majority of the outstanding voting securities of your fund, in each case cast in person at a meeting called for the purpose of voting on such approval. The Independence Management Contract may be terminated at any time, without penalty (x) by the vote of a majority of the board of trustees, or by vote of a majority of the outstanding voting securities of the fund, on 30 days' written notice to Independence, or (y) by Independence, on 90 days' written notice to the trust. The Independence Management Contract is automatically terminated in the event of its "assignment," as defined in the 1940 Act. The Independence Management Contract was last approved by the board of trustees at a meeting called for that purpose on November 11, 2003.

Management Contract -- the John Hancock Fund

The following is a summary of the material terms of the John Hancock Fund's investment management contract with JHA (the "JHA Management Contract").

Services. Under the JHA Management Contract, JHA, subject to the direction of the trustees, provides the fund with a continuous investment program for the management of its assets, consistent with the fund's investment objective and policies. JHA provides for such investment program through the retention of Independence as subadviser. In addition, JHA:

o pays the fee of Independence as subadviser and supervises Independence's activities as subadviser;

o advises the fund in connection with policy decisions to be made by the trustees;

o    provides day-to-day administration; and

o provides required reports and recommendations to the trustees and maintains the records of the fund.

JHA provides the fund with office space, supplies and other facilities required for the business of the fund. JHA pays the compensation of all officers and employees of the fund and pays the expenses of clerical services related to the administration of the fund. Other than expenses specifically assumed by JHA, all expenses incurred in the continuing operation of the fund are borne by the fund, including fees of the independent trustees and all fees of lawyers and accountants.

Compensation. The John Hancock Fund pays an investment management fee, paid daily, to JHA equal on an annual basis to 0.90% of the average daily net assets of the fund. Because the fund is not yet operational and does not expect to be operational until the consummation of the reorganization, the fund has not paid management fees in the past.

As described above, JHA has agreed until the first anniversary of the closing of the reorganization to reduce its fees and/or pay expenses of the John Hancock Fund to ensure that the fund's annual total operating expenses attributable to Class A shares will not exceed 1.65% of the fund's average daily net assets.

Term. The JHA Management Contract will take effect on the closing date of the reorganization and will remain in effect for two years. Thereafter, the JHA Management Contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

Limitation of Liability. The JHA Management Contract provides that JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the JHA in the performance of its duties or from the reckless disregard of its obligations and duties under the contract.

Termination, Continuance and Amendment. Except as described above the JHA Management Contract continues from year to year subject to annual approval of its continuance by a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) the fund's trustees, or (b) a majority of the fund's outstanding voting securities, as defined in the Investment Company Act. The contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the fund's outstanding voting securities, or by JHA. The contract terminates automatically in the event of its assignment or in the event that JHA ceases to act as the fund's investment adviser.

Use of Name "John Hancock." Under the JHA Management Contract, if JHA ceases to act as the fund's investments adviser, the fund (to the extent that it lawfully can) must cease to use the name "John Hancock Small Cap Fund" or any name derived from the name "John Hancock" or any other name indicating that the fund is advised by or otherwise associated with JHA.

Sub-Investment Management Contract -- the John Hancock Fund

Independence will serve as subadviser to the John Hancock Fund pursuant to a sub-investment management contract among the fund, JHA and Independence (the "Sub-Investment Management Contract"). The following is a summary of certain of the material terms of the Sub-Investment Management Contract.

Services. Under the Sub-Investment Management Contract Independence will, at its own expense:

o furnish JHA and the fund with investment management and advisory services with respect to the purchase, holding and disposition of portfolio securities;

o at JHA's request, consult with JHA and the fund as to exercise of voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the fund's assets;

o    place orders for purchase and sale of securities;

o furnish JHA and the fund with research, economic and statistical data in connection with the fund's investments and investment policies;

o submit reports relating to the valuation of the fund's securities and monitor valuations in accordance with the fund's valuation procedures;

o make reports of Independence's performance of its services and compliance with applicable statutory and regulatory requirements;

o maintain certain books and records with respect to the fund's securities transactions; and

o cooperate with and provide reasonable assistance to JHA, the fund, and the fund's other agents and representatives with respect to requests for information and preparation of regulatory filings and reports.

Independence as subadviser continues to trade through its own facilities.

Compensation. JHA will pay Independence a quarterly fee equal on an annual basis to 0.41% of the fund's average daily net assets. Payment will begin as soon as the fund breaks even on a cumulative incremental basis, or one year, whichever comes first.

Limitation of Liability. The Sub-Investment Management Contract provides that Independence shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by JHA, the fund or any of their affiliates as a result of any error of judgment or mistake of law by Independence with respect to the fund, except that Independence shall be liable for and shall indemnify JHA and the fund from any loss arising out of or based on (i) with regard to the fund, Independence causing the fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the fund's prospectus or statement of additional information or any written policies, procedures, guidelines or instructions provided in writing to Independence by the trustees or JHA, (ii) with regard to the fund, Independence causing the fund to fail to satisfy the requirements for qualification as a regulated investment company under the Code, or (iii) Independence's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Sub-Investment Management Contract.

Term, Termination. The Sub-Investment Management Contract shall remain in force until June 30, 2009 and from year to year thereafter, provided its continuance is approved prior to June 30, 2006 and annually thereafter as required by the Investment Company Act. The Sub-Investment Management Contract may be terminated at any time on 10 days' written notice without penalty by (a) JHA,
(b) the John Hancock Fund's board of trustees, or (c) a majority of the John Hancock Fund's outstanding voting securities, as defined in the 1940 Act, and may be terminated upon 30 days written notice by Independence. Termination of the Sub-Investment Management Contract with respect to the John Hancock Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between Independence and any other series of the John Hancock Equity Trust. The Sub-Investment Management Contract shall automatically terminate in the event of its assignment or upon termination of the JHA Management Contract.

JOHN HANCOCK SMALL CAP FUND CLASS A RULE 12b-1 PLAN

As described above, the John Hancock Fund has adopted a Rule 12b-1 plan for its Class A shares (the "Plan"). Because the 12b-1 fees payable under the Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

Compensation and Services. Under the Plan, the John Hancock Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the John Hancock Fund's average daily net assets attributable to Class A shares. The distribution fee will be used to reimburse John Hancock Funds, LLC (the "Distributor") for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to selling brokers and others (including affiliates of the Distributor) engaged in the sale of the John Hancock Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of the John Hancock Fund shares. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders. In the event that the Distributor is not fully reimbursed for payments or expenses incurred under the Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Because the John Hancock Fund is not yet operational and does not expect to be operational until the consummation of the reorganization, the John Hancock Fund has not paid Rule 12b-1 fees in the past.

Trustee Approval and Oversight. The Plan was approved by the board of trustees of the John Hancock Fund, including a majority of the John Hancock Fund's independent trustees, by votes cast in person at meetings called for the purpose of voting on the Plan on September 14, 2004. Pursuant to the Plan, at least quarterly, the Distributor will provide the fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

Term and Termination. The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the John Hancock Fund's board of trustees and the independent trustees. The Plan provides that it may be terminated without penalty, (a) by the vote of a majority of the John Hancock Fund's board of trustees, independent trustees, or by a vote of a majority of the John Hancock Fund's outstanding Class A shares or (b) by the Distributor upon 60 days' written notice to the fund. The Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding Class A shares of the John Hancock Fund. The Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the trustees and the independent trustees. The holders of Class A shares have exclusive voting rights with respect to the Plan. In adopting the Plan, the board of trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the applicable class of shares of the John Hancock Fund.

Joint Expenditures. Amounts paid to the Distributor under the Plan will not be used to pay the expenses incurred with respect to any other class of shares; provided, however, that expenses attributable to the John Hancock Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the board of trustees. From time to time, the John Hancock Fund may participate in joint distribution activities with other funds and the costs of those activities will be borne by each fund in proportion to the relative net asset value of the participating fund.

FINANCIAL HIGHLIGHTS

     This table shows Independence Fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the Independence Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information for the fiscal periods indicated below (other than the information for the period ended April 30, 2004, which is unaudited) has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their report and Independence Fund's financial statements are included in its Annual Report, which is available upon request.

Selected Per Share Data and Ratios
For a Share Outstanding Throughout Each Period

                                                                   Institutional Class Shares
                                   -------------------------------------------------------------------------------------------
                                    Six Months
                                      Ended                                                                       December 16,
                                    April 30,       Year Ended     Year Ended       Year Ended     Year Ended      1998*** to
                                       2004         October 31,    October 31,      October 31,    October 31,     October 31,
                                   (Unaudited)         2003          2002(2)           2001           2000            1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                 $ 10.06          $  8.22        $ 12.99          $ 14.64        $  9.44        $ 10.00
                                     -------          -------        -------          -------        -------        -------
Income from Operations:
 Net Investment Loss                   (0.04)           (0.05)         (0.16)           (0.29)         (0.12)         (0.09)
 Net Realized and Unrealized
  Gain (Loss)                           1.23             2.22           0.36(1)         (1.17)          5.32          (0.47)
                                     -------          -------        -------          -------        -------        -------
 Total from Operations                  1.19             2.17           0.20            (1.46)          5.20          (0.56)
                                     -------          -------        -------          -------        -------        -------
Distributions:
Net Realized Gain                      (0.14)           (0.33)         (4.97)           (0.19)            --             --
                                     -------          -------        -------          -------        -------        -------
Total Distributions                    (0.14)           (0.33)         (4.97)           (0.19)            --             --
                                     -------          -------        -------          -------        -------        -------
Net Asset Value,
 End of Period                       $ 11.11          $ 10.06        $  8.22          $ 12.99        $ 14.64        $  9.44
                                     =======          =======        =======          =======        =======        =======
Total Return+                          11.92%**         27.41%         (3.59)%          (9.92)%        55.08%         (5.60)%**
                                     =======          =======        =======          =======        =======        =======
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands)                         $17,174          $15,709        $11,177          $ 9,877        $24,219        $15,893
Ratio of Expenses to Average
 Net Assets                             1.15%*           1.18%          2.28%            1.97%          1.39%          1.85%*
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers and/or
 Reimbursements)                        2.48%*           2.60%          2.69%            2.07%          1.49%          1.95%*
Ratio of Net Investment Loss to
 Average Net Assets                    (0.70)%*         (0.57)%        (1.92)%          (1.54)%        (0.95)%        (1.11)%*
Portfolio Turnover Rate                   47%              79%            92%              65%            84%            91%

*    Annualized

**   Not Annualized

***  Commencement of Operations

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total return would have been lower had certain expenses not been waived by the Adviser during the periods indicated.

(1) The amount shown for the year ended October 31, 2002 for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchase of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

(2) On June 24, 2002, the Advisors' Inner Circle Fund Independence Small Cap Portfolio acquired the assets and liabilities of the UAM Independence Small Cap Portfolio, a series of the UAM Funds, Inc. The operations of the Advisors' Inner Circle Fund Independence Small Cap Portfolio prior to the acquisition were those of the predecessor fund, the UAM Independence Small Cap Portfolio.

Amounts designated as "--" are $0 or have been rounded to $0.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, Independence, and your fund's transfer agent, DST Systems, Inc., by the John Hancock Fund's transfer agent, John Hancock Signature Services, Inc. ("JHSS ") or by broker-dealer firms. JHSS, together with a third party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of
approximately $   . JHA will bear the cost of such solicitation.

Revoking Proxies

An Independence Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with your fund's transfer agent, DST Systems, Inc., 330 W 9th Street, Kansas City, MO 64105, or

o By returning a duly executed proxy with a later date before the time of the Meeting, or

o If a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the Meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of October 5, 2004, [   ] shares of beneficial interest of your fund were
outstanding. Only shareholders of record on October 5, 2004 (the "record date") are entitled to notice of and to vote at the Meeting. The presence in person or by proxy by the majority of shareholders of your fund entitled to cast votes at the Meeting will constitute a quorum.

Other Business

Your fund's board of trustees knows of no business to be presented for consideration at the Meeting other than the proposal. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the initial record date set forth original Meeting (in which case the board of trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail, with a toll-free number to call if the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

o    Read the proxy statement and have your proxy card at hand.

o    Go to the Web site on the proxy card.

o    Enter control number found on your proxy card.

o    Follow the simple instructions on the Web site. Please call [      ] at
     [1-800          ] if you have any problems.

o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholders' Proposals

Your fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the fund at P.O. Box 219009, Kansas City, MO 64121 within a reasonable time before any meeting. If the reorganization is completed, your fund will not hold another shareholder meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of your fund, as of October 5, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of Independence Fund. No shares of the John Hancock Fund were outstanding as of that date.

Name and Address      % Ownership*     Type of Ownership
--------------------------------------------------------
                            %                Record
                            %                Record
                            %                Record

* Percentage ownership also represents pro-forma percentage ownership of the John Hancock Fund.

As of October 5, 2004, the directors and officers of your fund, as a group,
owned in the aggregate approximately    % of the        shares outstanding on
such date. The trustees and officers of the John Hancock Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the John Hancock Fund.

EXPERTS

The financial statements and the financial highlights of Independence Fund for the fiscal year ended October 31, 2003 and the six-month period ended April 30, 2004 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights (other than the information for the period ended April 30, 2004, which is unaudited) for Independence Fund have been audited by PricewaterhouseCoopers LLP, independence registered public accounting firm, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Independence Fund is and the John Hancock Fund will be subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and will file reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C., Northeast Regional Office, The Woolworth Building, 233 Broadway, New York, New York 10279, and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                      EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this   th
day of September, 2004, by and between John Hancock Equity Trust, a Massachusetts business trust (the "Acquiring Trust"), on behalf of John Hancock Small Cap Fund (the "Acquiring Fund"), a series of the Acquiring Trust with its principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199, and The Advisors' Inner Circle Fund, a Massachusetts business trust (the "Trust"), on behalf of Independence Small Cap Portfolio (the "Acquired Fund"), a series of the Trust with its principal place of business at One Freedom Valley Road, Oaks, Pennsylvania 19456. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization" as such term is used in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities and obligations of the Acquired Fund (collectively, the "Assumed Liabilities"), and
(2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, Acquiring Trust and the Trust are each registered investment companies classified as management companies of the open-end type, and the Acquired Fund owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest.

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders.

WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders.

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined in the manner set forth in Paragraph 2.2; and (ii) to assume the Assumed Liabilities, as set forth in Paragraph 1.3. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or the Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or to the extent agreed upon between the Trust and the Acquiring Trust, be provided access to) copies of all records that the Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

          (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof), but will not, without the prior approval of the Acquiring Fund, acquire any additional securities of the type in which the Acquiring Fund is not permitted to invest in accordance with its fundamental investment policies and restrictions or any securities that are valued at "fair value" under the valuation procedures of either the Acquired Fund or the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations that are or will become due prior to the Closing. The Acquiring Fund shall assume all of the Assumed Liabilities at Closing. Without limiting the forgoing, the Acquired Fund agrees to assume the obligations of the Trust under the Declaration of Trust to indemnify and hold harmless the trustees and officers of the Trust with respect to any action or omission or alleged action or omission prior to the Reorganization and relating to the Acquired Fund, including the obligation to advance expenses, as set forth in the Trust's Declaration of Trust.

     1.4 On or as soon after the Closing Date (as defined below) as is conveniently practicable (the "Liquidation Date"), the Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the Trust instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Acquired Fund Shareholders. The Trust shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Class A shares. The Acquired Fund Shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund, but shall evidence ownership of Acquiring Fund Shares as determined in accordance with Paragraph 1.1. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered by an Acquired Fund Shareholder, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to such Acquired Fund Shareholder, but such Acquired Fund Shareholder may not redeem or transfer Acquiring Fund Shares received in the Reorganization.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 The Acquired Fund shall effect, following the Closing Date, the transfer of the Acquired Assets by the Acquired Fund to the Acquiring Fund, the assumption of the Assumed Liabilities by the Acquiring Fund, and the distribution of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund Shareholders pursuant to Paragraph 1.4, and the Acquired Fund shall be terminated as a series of the Trust under the laws of the Commonwealth of Massachusetts and in accordance with the Trust's Declaration of Trust and By-Laws.

     1.8 Any reporting responsibility of the Trust with respect to the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other docu-ments with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority due prior to the Closing is and shall remain the responsibility of the Trust.

2.   VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Assets shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by The Bank of New York (the "Acquiring Fund Custodian") in the manner set forth in the Acquiring Trust's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information; provided, however, if the Acquiring Fund has no assets as of the Closing Date, the NAV of each Acquiring Fund Share shall be the same as the NAV of each share of the Acquired Fund. The NAV of the Acquired Assets shall be computed by SEI Investments Global Funds Services (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the face of the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. The Acquiring Fund Custodian shall confirm the NAV of the Acquired Assets.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Custodian by dividing the NAV of the Acquired Assets, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Custodian and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Custodian and the Acquired Fund Administrator in accordance with its regular practice as custodian and pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 3, 2004 or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 P.M. (Eastern time) on the Closing Date unless otherwise provided (the "Closing"). The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are not held in book-entry form in the name of the Union Bank of California (the "Acquired Fund Custodian"), as custodian of the Acquired Fund, as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Acquiring Fund Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The Acquired Fund Custodian shall deliver portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund to the Acquiring Fund Custodian, which shall record the transfer of beneficial ownership thereof on the Acquired Fund Custodian's records.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that:
          (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets. Any cash delivered shall be in the form of currency or by the Acquired Fund Custodian crediting the Acquiring Fund's account maintained with the Acquiring Fund Custodian with immediately available funds by wire transfer pursuant to instruction delivered prior to Closing.

     3.4 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Assets pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of beneficial interest of the Acquired Fund owned by each such Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Trust's records by such officers or one of the Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, the Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warrantees and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the Trust. The Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect. The Acquired Fund is a diversified investment company under the Investment Company Act;

          (c) The Trust is not in violation of, and the execution, delivery and performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Acquired Fund's Declaration of Trust (the "Acquired Fund's Declaration") or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Trust is a party or by which the Acquired Fund or its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Trust or the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date, and no such termination will result in material liability to the Acquired Fund (or the Acquiring Fund);

          (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in net asset value as of and for the year ended October 31, 2003 have been audited by PricewaterhouseCoopers LLP, independent registered public accountants, and are in accordance with generally accepted accounting principals ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such dates and the results of its operations for the periods then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the respective dates thereof are disclosed therein. The Statement of Assets and Liabilities of the Acquired Fund to be delivered as of the Closing Date pursuant to Paragraph 5.7 will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed in the Acquired Fund's reports on Form N-SAR or Form N-CSR nor were such disclosures necessary in order to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act;

          (g) Since October 31, 2003, except as specifically disclosed in the Acquired Fund's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement including Paragraph 7.4), a decline in NAV per share of the Acquired Fund arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception (including the current taxable year), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken, or caused any action to fail to be taken which action or failure has caused or could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code.

               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such return;

               (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or allocation of Taxes;

               (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority and to its knowledge no deficiency has been proposed or threatened;

               (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under
                    Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquired Fund has not taken any action or agreed to take any action and is not aware of any agreement, plan or other circumstance that is inconsistent with the representations in Annex B or that would otherwise prevent the Reorganization from qualifying as a reorganization under
                    Section 368(a) of the Code;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

               (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

               (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

               (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carryforward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

               (R) For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

          (i) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, at no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest of the Acquired Fund, nor is there outstanding any security convertible into any of its shares of beneficial interest of the Acquired Fund;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust's Board of Trustees, and, subject to the approval of the Acquired Fund Shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Trust's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (m) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement;

          (n) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (o) The prospectus and statement of additional information of the Acquired Fund, each dated March 1, 2004 (collectively, the "Acquired Fund Prospectus"), and any amendments or supplements thereto, furnished to the Acquiring Fund, conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (p) The Acquired Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Acquired Fund.

          (q) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulation thereunder;

          (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for disqualification as an investment adviser, employee, officer or director of an investment company under
               Section 9 of the Investment Company Act; and

          (s) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph
               7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to perform the obligations under this Agreement. Neither the Acquiring Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Trust and the Acquiring Fund have all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted. The Acquiring Fund is a series of the Acquiring Trust and will have no issued or outstanding shares prior to the Closing Date other than those issued to John Hancock Advisers, LLC (or one of its affiliates) and will have no assets (other than the proceeds from the issue of shares to John Hancock Advisors LLC (or one of its affiliates)), liabilities or obligations;

          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquiring Trust's post-effective amendment to its registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of its date and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, each dated October 20, 2004, and any amendments or supplements thereto on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(l) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) The Acquiring Trust and the Acquiring Fund are not in violation of, and the execution and delivery of this Agreement and performance of their obligations under this Agreement will not result in a violation of, any provisions of the Acquiring Trust's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund or any of their assets is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (g) The Acquiring Fund intends to elect to qualify as a regulated investment company under Section 851 of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. The Acquiring Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund;

          (h) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement, will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

          (i) The Acquiring Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Acquiring Trust and/or the Acquiring Fund has been duly authorized by all necessary action on the part of the Acquiring Trust, the Acquiring Fund and their Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Trust and Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (j) The information to be furnished by the Acquiring Trust, the Acquiring Fund or John Hancock Advisers, LLC for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (k) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund or the Acquiring Trust, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

          (l) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for disqualification as an investment adviser, employee, officer or director of an investment company under
               Section 9 of the Investment Company Act; and

          (m) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent dividends or distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Trust will call a special meeting of Acquired Fund Shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Trust will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement on Form N-14 relating to the Reorganization. The Trust will provide the Acquiring Trust with information reasonably necessary for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund's shares.

     5.6 Subject to the provisions of this Agreement, each of the Acquired Fund and the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV of the Acquired Assets as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Trust.

     5.8 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 The Trust shall maintain errors and omissions insurance covering the Trustees and Officers of the Acquired Fund prior to and including the Closing Date.

     5.10 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Acquiring Trust and the Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and shall not take any position inconsistent with such treatment.

     5.11 From and after the date of this Agreement and through the time of the Closing on the Closing Date, the Acquired Fund shall use its commercially reasonable efforts to cause the Acquired Fund to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Acquired Fund from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.12 Acquired Fund shall prepare, or cause to be prepared all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Acquired Fund shall make any payments of Taxes required to be made with respect to any such Tax Returns. The Acquiring Fund shall promptly reimburse the Acquired Fund for the amount of any such Taxes paid by the Acquired Fund to the extent of any Tax Reserves in respect of such Taxes for the unfiled Tax Returns specifically set forth on the Statement of Assets and Liabilities.

     5.13 The Acquired Fund will use it reasonable efforts to cause the Acquired Fund Administrator to provide such back up certification regarding the Acquired Fund's disclosure and internal controls as the Acquiring Fund shall reasonably request in order to enable the officers of the Acquiring Fund to make any required certifications in accordance with the Sarbanes-Oxley Act or the regulations thereunder.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund and the Acquiring Trust of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by or on behalf of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Paragraph 6 have been met, and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Acquiring Fund shall have delivered to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquired Fund, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

     6.5 The Acquiring Fund shall have delivered to the Acquired Fund an opinion of counsel, which may be internal counsel of John Hancock Advisers, LLC, dated as of the Closing Date, addressed to and in form and substance satisfactory to the Trust, to the effect that: (i) Acquiring Trust is duly organized under the laws of the Commonwealth of Massachusetts and the Acquiring Fund is a validly existing series of the Acquiring Trust; (ii) Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;
          (iii) The Acquiring Fund has the trust power and authority to enter into and perform its obligations under this Agreement; (iv) The execution, delivery and performance of this Agreement by the Acquiring Trust and/or the Acquiring Fund has been duly authorized by all necessary action on the part of the Acquiring Trust, the Acquiring Fund and their Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Trust and Acquiring Fund, enforceable in accordance with its terms; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (v) to the best of counsel's knowledge, no consent, approval, authorization or order of or filing with any federal or Commonwealth of Massachusetts state court or administrative or regulatory agency is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund or the Acquiring Trust that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Fund; and (vi) the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable by the Acquiring Trust.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust and Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement by or on behalf of the Trust and Acquired Fund shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer or Assistant Treasurer;

     7.3 The Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name of the Trust on behalf of the Acquired Fund by its President or Secretary and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Paragraph 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquired Fund shall have delivered to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund; and

     7.5 With respect to the Acquired Fund, the Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing the Acquired Fund Shareholders would not be diluted as a result of the Reorganization.

     7.6 The Acquired Fund shall have delivered to the Acquiring Fund an opinion of counsel of Morgan, Lewis & Bockius LLP, dated as of the Closing Date, addressed to and in form and substance satisfactory to the Acquiring Trust, to the effect that: (i) Trust is duly organized under the laws of the Commonwealth of Massachusetts and the Acquired Fund is a validly existing series of the Trust; (ii) Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect; (iii) The Acquired Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Trust and/or the Acquired Fund has been duly authorized by all necessary action on the part of the Trust, the Acquired Fund and their Board of Trustees, and, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Trust and Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; and (iv) to the best of counsel's knowledge, no consent, approval, authorization or order of or filing with any court or administrative or regulatory agency is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquired Fund or the Trust that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Fund.

8.   FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund Shareholders in accordance with the provisions of the Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 Each of the Acquiring Trust's Registration Statement on Form N-14 and the post-effective amendment to the Acquiring Trust's Registration Statement on Form N-1A adding the Acquiring Fund as a series of the Acquiring Trust (and reflecting the Acquiring Fund as the accounting successor of the Acquired Fund) shall have become effective under the Securities Act and no stop orders suspending the effectiveness of either of such Registration Statements shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Trust and the Acquiring Trust, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Trust may waive the conditions set forth in this Paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by John Hancock Advisers, LLC that it will pay the expenses attributable to the Acquired Fund incurred in connection with the Reorganization whether or not the Reorganization is consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Acquired Fund each agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of two years following the Closing Date.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

          (d) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund Shareholders; or

          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to June 30, 2005 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Trust or the Acquired Fund, or the Trustees or officers of the Trust or the Acquired Fund, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval; provided that nothing contained in this Paragraph 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o SEI Investments, One Freedom Valley Road, Oaks Pennsylvania 19456, Attention: William E. Zitelli, with copies to: Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, N.W. Washington D.C. 20004, Attention: John M. Ford, Esq., and the Acquiring Fund c/o John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, Massachusetts 02199, Attention: Susan S. Newton, with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: David C. Phelan, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the trust property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Trust, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of each of the Acquiring Trust and the Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Trust, respectively.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                               THE ADVISORS' INNER CIRCLE FUND on behalf of
                                      INDEPENDENCE SMALL CAP PORTFOLIO
                                      By:______________________________
By:______________________________

Name:                                 Name:
                                      Title:
Title:

Attest:                               JOHN HANCOCK EQUITY TRUST, on behalf of
                                      JOHN HANCOCK SMALL CAP FUND
                                      By:______________________________
By:______________________________

Name: Susan S. Newton                 Name:

Title: Secretary                      Title:

                                                VOTE TODAY BY MAIL, TOUCH-TONE
                                                PHONE OR THE INTERNET CALL TOLL-
                                                FREE 1-888-221-0697 OR LOG ON TO
                                                www.proxyweb.com





INDEPENDENCE SMALL CAP PORTFOLIO
SPECIAL MEETING OF SHAREHOLDERS- December 1, 2004
PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) James Ndiaye with full power of substitution in each, to vote all the shares of beneficial interest of Independence Small Cap Portfolio. (your fund) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of your fund to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA on December 1, 2004 at 10:00 a.m., Eastern time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 20, 2004 is hereby acknowledged.


                                      Date________________________________, 2004


                                      PLEASE SIGN, DATE AND RETURN
                                      PROMPTLY IN ENCLOSED ENVELOPE

                               -------------------------------------------------

                               -------------------------------------------------
                                                 Signature(s)

                                           NOTE: Signature(s) should agree with
                                           the name(s) printed herein. When
                                           signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give your full name as such.
                                           If a corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                              VOTE THIS PROXY CARD TODAY!
                                              YOUR PROMPT RESPONSE WILL SAVE
                                              THE EXPENSE OF ADDITIONAL MAILINGS



THIS PROXY WILL BE VOTED IN FAVOR OF ("FOR") PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.


(1) To approve an Agreement and Plan of Reorganization between Independence Small Cap Portfolio ("your fund") and John Hancock Small Cap Fund (the "John Hancock Fund"). Under this Agreement, as more fully described in the accompanying proxy statement, your fund will transfer all of its assets to the John Hancock Fund in exchange for Class A shares of the John Hancock Fund, a newly-created fund with substantially similar investment objectives and policies as your fund.
..
                  FOR   [ ]        AGAINST   [ ]       ABSTAIN [ ]


..
               PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD

                          Internet Proxy Voting Service
                                Proxy Voting Form
                               John Hancock Funds
                 Independence Small Cap Portfolio

           THE TRUSTEES RECOMMEND A VOTE"FOR" THE FOLLOWING PROPOSAL.

Proposal (1)   To approve an Agreement and Plan of            [ ]FOR [ ] AGAINST
               Reorganization between Independence Small Cap  [ } ABSTAIN
               Portfolio ("your fund") and John Hancock Small
               Cap Fund (the "John Hancock Fund"). Under this
               Agreement, as more fully described in the accompanying proxy statement, your fund will transfer all of its assets to the John Hancock
               Fund in exchange for Class A shares of the John
               Hancock Fund, a newly-created fund with
               substantially similar investment objectives and policies as your fund.

--------------------------------------------------------------------------------
       Please refer to the proxy statement for discussion of this matter.
   If no specification is made on the proposal, the proposal will be voted for
--------------------------------------------------------------------------------
                                                                         _______
To receive an optional email confirmation, enter your email address here:_______

             Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

                                  ------
           Press this button to   Submit  your Proxy Vote.
                                  ------

                           JOHN HANCOCK SMALL CAP FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 20, 2004

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Prospectus (also dated October 20, 2004) which covers Class A shares of beneficial interest of John Hancock Small Cap Fund to be issued in exchange for shares of beneficial interest of Independence Small Cap Portfolio. Please retain this Statement of Additional Information for further reference.

The Prospectus is available to you free of charge (please call 1-800-225-5291).

EXHIBITS                                                                       2
INTRODUCTION                                                                   2
INCORPORATION BY REFERENCE                                                     2
ADDITIONAL INFORMATION ABOUT INDEPENDENCE SMALL CAP PORTFOLIO                  3
  FUND HISTORY                                                                 3
  DESCRIPTION OF THE FUND AND ITS INVESTMENT RISK                              3
  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                          3
  INVESTMENT ADVISORY AND OTHER SERVICES                                       3
  BROKERAGE ALLOCATION AND OTHER PRACTICES                                     3
  CAPITAL STOCK AND OTHER SECURITIES                                           3
  PURCHASE, REDEMPTION AND PRICING OF SHARES                                   3
  TAXATION OF THE FUND                                                         3
  UNDERWRITERS                                                                 3
  CALCULATION OF PERFORMANCE DATA                                              4
  FINANCIAL STATEMENTS                                                         4
ADDITIONAL INFORMATION ABOUT JOHN HANCOCK SMALL CAP FUND                       4
  FUND HISTORY                                                                 4
  DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS
  MANAGEMENT OF JOHN HANCOCK SMALL CAP FUND                                    4
  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                          4
  INVESTMENT ADVISORY AND OTHER SERVICES                                       4
  BROKERAGE ALLOCATION AND OTHER PRACTICES                                     4
  CAPITAL STOCK AND OTHER SECURITIES                                           4
  PURCHASE, PREDEMPTON AND PRICING OF SHARES                                   4
  TAXATION OF THE FUND                                                         5
  UNDERWRITERS                                                                 5
  CALCULATION OF PERFORMANCE DATE                                              5
  FINANCIAL STATEMENTS                                                         5

                                    EXHIBITS

   The following documents are attached as exhibits to this Statement of Additional Information ("SAI"):

     Exhibit A - SAI, dated  ____________,  2004, of John Hancock Small Cap Fund
          (the "John Hancock Fund")

     Exhibit B - SAI,  dated May 1, 2004,  of  Independence  Small Cap Portfolio
          (the "Independence Portfolio")

     Exhibit C - Annual Report and Semiannual Report, dated October 31, 2003 and
          April 30, 2004, of Independence Portfolio

          Pro forma financial statements are not included since Independence Portfolio is being combined with John Hancock Small Cap Fund, which is newly created and does not have material assets or liabilities.


                                  INTRODUCTION

   This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated October 20, 2004 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Independence Portfolio into John Hancock Fund in connection with the solicitation by the management of Independence Portfolio of proxies to be voted at the Meeting of Shareholders of Independence Portfolio to be held on December 1, 2004.


                           INCORPORATION BY REFERENCE

   The following documents are incorporated by reference into this SAI:

     The Independence Portfolio SAI (file no. 811-6400), filed with the Securities and Exchange Commission on March 1, 2004 (accession
     Number: 0001135428-04-000095)

     Annual Report for the period ended October 31, 2003 of Independence Portfolio (file no. 811-6400), filed with the Securities and Exchange Commission on January 5, 2004 (accession number: 0000935069-04-000049)

     Semiannual Report for the period ended April 30, 2004 of Independence Portfolio (file no. 811-6400), filed with the Securities and Exchange Commission on July 7, 2004 (accession number:0000935069-04-000958)

     The John Hancock Fund SAI (file no. 2-92548), filed with the Securities and Exchange Commission on September 15, 2004 (accession number:
     0001010521-04-000216 )

                          ADDITIONAL INFORMATION ABOUT
                             INDEPENDENCE PORTFOLIO


FUND HISTORY

   For additional information about Independence Portfolio generally and its history, see "The Trust" in the Independence Portfolio SAI.


DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

   For additional information about the Independence Portfolio's investment objective, policies, risks and restrictions, see "Description of Permitted Investments", and "Investment Policies of the Fund" in the Independence Portfolio SAI.

   For additional information about Independence Portfolio's Board of Directors, and the officers and management personnel of Independence Portfolio, see "Trustees and Officers of the Trust" in the Independence Portfolio SAI.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   For additional information about ownership of shares of Independence Portfolio, see "5% and 25% Shareholders" in the Independence Portfolio SAI.


INVESTMENT ADVISORY AND OTHER SERVICES

   For additional information about advisory and other services, see "Investment Advisory and Other Services", "The Administrator", "The Distributor",
"Transfer Agent", and "Custodian" in the Independence Portfolio SAI.


BROKERAGE ALLOCATION AND OTHER PRACTICES

   For additional information about Independence Portfolio's brokerage allocation practices, see "Brokerage Allocation and Other Practices" in the Independence Portfolio SAI.


CAPITAL STOCK AND OTHER SECURITIES

   For additional information about the voting rights and other characteristics of Independence Portfolio's shares, see "Description of Shares" in the Independence Portfolio SAI.


PURCHASE, REDEMPTION AND PRICING OF SHARES

   For additional information about share purchase, redemption and pricing of Independence Portfolio shares, see "Purchasing and Redeeming Shares" and "Determination of Net Asset Value" in the Independence Portfolio SAI.


TAXATION OF THE FUND

   For additional information about tax matters, see "Taxes" in the Independence Portfolio SAI.


UNDERWRITERS

   For additional information, see "The Distributor" in the Independence Portfolio SAI.

CALCULATION OF PERFORMANCE DATA

   Not applicable.


FINANCIAL STATEMENTS

   For additional information, see "Independent Auditors" in the Independence Portfolio SAI.


                          ADDITIONAL INFORMATION ABOUT
                           JOHN HANCOCK SMALL CAP FUND


FUND HISTORY

   For additional information about the John Hancock Fund generally and its history, see "Organization of the Fund" in the John Hancock Fund SAI.


DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

   For additional information about John Hancock Fund's investment objective, policies, risks and restrictions see "Investment Objectives and Policies" and "Investment Restrictions" in the John Hancock Fund SAI.


MANAGEMENT OF JOHN HANCOCK CLASSIC VALUE FUND

   For additional informational about John Hancock Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the John Hancock Fund SAI.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   Not Applicable.


INVESTMENT ADVISORY AND OTHER SERVICES

   For additional information, see "Investment Advisory and Other Services," "Transfer Agent Services," "Custody of Portfolio" and "Independent Auditors" in the John Hancock Fund SAI.


BROKERAGE ALLOCATION AND OTHER PRACTICES

   For additional information about John Hancock Fund's brokerage allocation practices, see "Brokerage Transactions" in the John Hancock Fund SAI.


CAPITAL STOCK AND OTHER SECURITIES

   For additional information about the voting rights and other characteristics of shares of beneficial interest of John Hancock Fund, see "Description of the Fund's Shares" in the John Hancock Fund SAI.


PURCHASE, REDEMPTION AND PRICING OF SHARES

   For additional information about purchase, redemption and pricing, see "Net Asset Value," "Initial Sales Charge on Class A Shares," "Deferred Sales Charge on Class B and Class C Shares," "Special

Redemptions," "Additional Services and Programs" and "Purchase and Redemptions through Third Parties" in the John Hancock Fund SAI.


TAXATION Of THE FUND

   For additional information about tax matters, see "Tax Status" in the John Hancock Fund SAI.


UNDERWRITERS

   For additional information about John Hancock Fund's principal underwriter and distribution plans, see "Distribution Contracts" and "Sales Compensation" in the John Hancock Fund SAI.


CALCULATION OF PERFORMANCE DATA

   For additional information about the investment performance of John Hancock Fund, see "Calculation of Performance" in the John Hancock Fund SAI.


FINANCIAL STATEMENTS

   Not applicable.

                                                                      820PN X/04
                                                                    DRAFT 9/9/04

JOHN HANCOCK
Small Cap Fund

--------------------------------------------------------------------------------
Prospectus                                                          ___.___.2004
--------------------------------------------------------------------------------

      [LOGO]
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

                  JOHN HANCOCK SMALL CAP FUND                                                  4

                  YOUR ACCOUNT
                  ------------------------------------------------------------------------------
                  Choosing a share class                                                       6
                  How sales charges are calculated                                             6
                  Sales charge reductions and waivers                                          7
                  Opening an account                                                           8
                  Buying shares                                                                9
                  Selling shares                                                              10
                  Transaction policies                                                        12
                  Dividends and account policies                                              13
                  Additional investor services                                                13

                  FUND DETAILS
                  ------------------------------------------------------------------------------
                  Business structure                                                          14
                  Financial highlights                                                        15

                  FOR MORE INFORMATION                                                BACK COVER
                  ------------------------------------------------------------------------------

Small Cap Fund


[GRAPHIC OMITTED] GOAL AND STRATEGY
The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $67.8 million to $1.97 billion, as of August 31, 2004).

In managing the portfolio, the portfolio manager selects securities using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that he believes are likely to show improving fundamental prospects with an identifiable catalyst for change. Such catalysts may include, but are not limited to, a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

The portfolio manager attempts to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The portfolio manager additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

The fund may sell a security if, among other things, it reaches the target price set by the portfolio manager; the management team decides, by using the same quantitative screens it analyzed in the selection process, that the stock is statistically overvalued; or the portfolio manager believes earnings expectations or the fundamental outlook for the company have deteriorated.


The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes, or currencies).


In abnormal circumstances, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]  PAST PERFORMANCE

This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Performance information is not shown because the fund has not yet commenced operations. If approved by the shareholders of Independence Small Cap Portfolio, the fund will acquire all of the assets of Independence Small Cap Portfolio on December 3, 2004, pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. As successor to Independence Small Cap Portfolio, the fund will assume that fund's historical performance record after the reorganization. For the past performance of Independence Small Cap Portfolio, see the Independence Small Cap Portfolio prospectus dated March 1, 2004.

[GRAPHIC OMITTED]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the manager's security selection strategies or the quantitative screening parameters do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o  Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]  YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annual expenses. Actual expenses may be greater or less.


--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                 Class A    Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load)                 5.00%       none     none
on purchases as a % of purchase price

Maximum deferred sales charge (load)                none(2)      5.00%     1.00%
as a % of purchase or sale price,
whichever is less

--------------------------------------------------------------------------------
Annual operating expenses                           Class A    Class B   Class C
--------------------------------------------------------------------------------
Management fee                                        0.90%      0.90%     0.90%

Distribution and service (12b-1) fees                 0.30%      1.00%     1.00%

Other expenses                                        0.53%      0.53%     0.53%

Total fund operating expenses                         1.73%      2.43%     2.43%

Expense reimbursement (at least until 12-3-05)        0.08%      0.08%     0.08%

Net annual operating expenses                         1.65%      2.35%     2.35%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through December 3, 2005) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                         Year 1       Year 3       Year 5      Year 10
--------------------------------------------------------------------------------
Class A                             $659         $1,010       $1,385      $2,433
Class B with redemption             $738         $1,050       $1,488      $2,587
Class B without redemption          $238         $750         $1,288      $2,587
Class C with redemption             $338         $750         $1,288      $2,760
Class C without redemption          $238         $750         $1,288      $2,760



(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

SUBADVISER
Independence Investment LLC

Team responsible for day-to-day
investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PORTFOLIO MANAGER
Charles S. Glovsky, CFA
Principal and senior vice president of subadviser
Joined subadviser in 2000
Senior portfolio manager, Dewey Square
  Investors Corp. (1998-2000)
Began business career in 1979

FUND CODES

Class A                  Ticker                 --
                         CUSIP                  --
                         Newspaper              --
                         SEC number             811-4079
                         JH fund number         --

Class B                  Ticker                 --
                         CUSIP                  --
                         Newspaper              --
                         SEC number             811-4079
                         JH fund number         --

Class C                  Ticker                 --
                         CUSIP                  --
                         Newspaper              --
                         SEC number             811-4079
                         JH fund number         --

Your account
--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o  A front-end sales charge, as described at right.

o  Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o  No front-end sales charge; all your money goes to work for you right away.

o  Distribution and service (12b-1) fees of 1.00%.

o  A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o  No front-end sales charge; all your money goes to work for you right away.

o  Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

For actual past expenses of each share class, see the fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker-dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.


--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------

                             As a % of    As a % of your
Your investment          offering price*      investment
Up to $49,999                    5.00%             5.26%
$50,000- $99,999                 4.50%             4.71%
$100,000- $249,999               3.50%             3.63%
$250,000 -$499,000               2.50%             2.56%
$500,000- $999,999               2.00%             2.04%
$1,000,000 and over          See below

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. To receive the reduced sales charge, you must tell your broker or financial adviser at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the funds' Statement of Additional Information. You may request a Statement of Additional Information from your broker or financial adviser, access the funds' Web site at www.jhfunds.com or call 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million+ investments
--------------------------------------------------------------------------------

                                                        CDSC on shares
Your investment                                             being sold
First $1M-$4,999,999                                            1.00%
Next $1-$5M above that                                          0.50%
Next $1 or more above that                                      0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


6  YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------

                                                        CDSC on shares
Years after purchase                                        being sold
1st year                                                         5.00%
2nd year                                                         4.00%
3rd or 4th year                                                  3.00%
5th year                                                         2.00%
6th year                                                         1.00%
After 6th year                                                    none


--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------

Years after purchase                                              CDSC
1st year                                                         1.00%
After 1st year                                                    none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $ 1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include your current holdings of all classes of John Hancock funds, as well as any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).


                                                               YOUR ACCOUNT    7

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o  to make payments through certain systematic withdrawal plans

o  certain retirement plans participating in Merrill Lynch or PruArray programs

o redemptions pursuant to the fund's right to liquidate an account less than $1,000

o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

o  to make certain distributions from a retirement plan

o  because of shareholder death or disability

To utilize this waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

o participants in certain 529 plans that have a signed agreement with John Hancock Funds (one-year CDSC may apply)

o  certain retirement plans participating in Merrill Lynch or PruArray programs

o any shareholder account of Independence Small Cap Portfolio registered on this fund's books in the shareholder's name as of December 3, 2004

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock Fund to the same class of any other John Hancock Fund (see "Transactions Policies" in this prospectus for additional details)

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

     o  non-retirement account: $1,000
     o  retirement account: $250
     o  group investments: $250
     o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


8    YOUR  ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
Buying shares
------------------------------------------------------------------------------------------------------------------------------------
              Opening an account                                            Adding to an account
By check

[GRAPHIC]     o Make out a check for the investment amount, payable to      o Make out a check for the investment amount payable to
                "John Hancock Signature Services, Inc."                       "John Hancock Signature Services, Inc."

              o Deliver the check and your completed application to your    o Fill out the detachable investment slip from an
                financial representative, or mail them to Signature           account statement. If no slip is available, include a
                Services (address below).                                     note specifying the fund name, your share class, your
                                                                              account number and the name(s) in which the account is
                                                                              registered.

                                                                            o Deliver the check and your investment slip or note
                                                                              representative, or mail them to Signature Services


By exchange

[GRAPHIC]     o Call your financial representative or Signature Services    o Log on to www.jhfunds.com to process exchanges between
                to request an exchange.                                       funds.

                                                                            o Call EASI-Line for automated service 24 hours a day
                                                                              phone at 1 -800-338-8080.

                                                                            o Call your financial representative or Signature Ser
                                                                              exchange.


By wire

[GRAPHIC]     o Deliver your completed application to your financial        o Instruct your bank to wire the amount of your
                representative, or mail it to Signature Services.             investment to:
                                                                                   First Signature Bank & Trust
              o Obtain your account number by calling your financial               Account # 900000260
                representative or Signature Services.                              Routing # 211475000

              o Instruct your bank to wire the amount of your investment    Specify the fund name, your share class, your account
                to:                                                         number and the name(s) in which the account is
                        First Signature Bank & Trust                        registered. Your bank may charge a fee to wire funds.
                        Account # 900000260
                        Routing # 211475000

              Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet

[GRAPHIC]     See "By exchange" and "By wire."                              o Verify that your bank or credit union is a member of
                                                                              the Automated Clearing House (ACH) system.

                                                                            o Complete the "Bank Information" section on your
                                                                              account application.

                                                                            o Log on to www.jhfunds.com to initiate purchases using
                                                                              your authorized bank account.

By phone

[GRAPHIC]     See " By exchange" and " By wire."                            o Verify that your bank or credit union is a member of
                                                                              the Automated Clearing House (ACH) system.

                                                                            o Complete the "Bank Information" section on your
                                                                              account application.

                                                                            o Call EASI-Line for automated service 24 hours a day
                                                                              using your touch-tone phone at 1 -800-338-8080.

                                                                            o Call your financial representative or call Signature
                                                                              Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                              most business days.

                                                                            To open or add to an account using the Monthly Automatic
                                                                            Accumulation Program, see "Additional investor
                                                                            services."


---------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------


                                                               YOUR ACCOUNT    9

------------------------------------------------------------------------------------------------------------------------------------
Selling shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                            To sell some or all of your shares
By letter     o Accounts of any type.                                       o Write a letter of instruction or complete a stock
                                                                              power indicating the fund name, your share class, your
[GRAPHIC]     o Sales of any amount.                                          account number, the name(s) in which the account is
                                                                              registered and the dollar value or number of shares
                                                                              you wish to sell.

                                                                            o Include all signatures and any additional documents
                                                                              that may be required (see next page).

                                                                            o Mail the materials to Signature Services.

                                                                            o A check will be mailed to the name(s) and address in
                                                                              which the account is registered, or otherwise
                                                                              according to your letter of instruction.

By Internet

[GRAPHIC]     o Most accounts.                                              o Log on to www.jhfunds.com to initiate redemptions from
                                                                              your funds.
              o Sales of up to $100,000.

By phone

[GRAPHIC]     o Most accounts.                                              o Call EASI-Line for automated service 24 hours a day
                                                                              using your touch-tone phone at 1 -800-338-8080.
              o Sales of up to $100,000.
                                                                            o Call your financial representative or call Signature
                                                                              Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                              most business days.


By wire or electronic funds transfer (EFT)

[GRAPHIC]     o Requests by letter to sell any amount.                      o To verify that the Internet or telephone redemption
                                                                              privilege is in place on an account, or to request the
              o Requests by Internet or phone to sell up to $100,000.         form to add it to an existing account, call Signature
                                                                              Services.

                                                                            o Amounts of $1,000 or more will be wired on the next
                                                                              business day. A $4 fee will be deducted from your
                                                                              account.

                                                                            o Amounts of less than $1,000 may be sent by EFT or by
                                                                              check. Funds from EFT transactions are generally
                                                                              available by the second business day. Your bank may
                                                                              charge a fee for this service.



By exchange

[GRAPHIC]     o Accounts of any type.                                       o Obtain a current prospectus for the fund into which
                                                                              you are exchanging by Internet or by calling your
              o Sales of any amount.                                          financial representative or Signature Services.

                                                                            o Log on to www.jhfunds.com to process exchanges between
                                                                              your funds.

                                                                            o Call EASI-Line for automated service 24 hours a day
                                                                              using your touch-tone phone at 1-800-338-8080.

                                                                            o Call your financial representative or Signature
                                                                              Services to request an exchange.



To sell shares through a systematic withdrawal plan, see "Additional investor services."


10   YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past 30 days

o  you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program.
A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                         Requirements for written requests                           [GRAPHIC]
------------------------------------------------------------------------------------------------------------------------------------

Owners of individual, joint or UGMA/UTMA accounts              o Letter of instruction.
(custodial accounts for minors).
                                                               o On the letter, the signatures and titles of all persons
                                                                 authorized to sign for the account, exactly as the
                                                                 account is registered.

                                                               o Signature guarantee if applicable (see above).


Owners of corporate, sole proprietorship, general partner      o Letter of instruction.
or association accounts.
                                                               o Corporate business/organization resolution, certified
                                                                 within the past 12 months, or a John Hancock Funds
                                                                 business/organization certification form.

                                                               o On the letter and the resolution, the signature of the
                                                                 person(s) authorized to sign for the account.

                                                               o Signature guarantee if applicable (see above).


Owners or trustees of trust accounts.

Joint tenancy shareholders with rights of survivorship         o Letter of instruction signed by surviving tenant.
whose co-tenants are deceased.
                                                               o Copy of death certificate.

                                                               o Signature guarantee if applicable (see above).


Executors of shareholder estates.                              o Letter of instruction signed by executor.

                                                               o Copy of order appointing executor, certified within the
                                                                 past 12 months.

                                                               o Signature guarantee if applicable (see above).

Administrators, conservators, guardians and other sellers      o Call 1-800-225-5291 for instructions.
or account types not listed above.


---------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------


                                                              YOUR ACCOUNT    11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Until June 30, 2005, any shareholder of Independence Small Cap Portfolio registered on this fund's books in the shareholder's name as of December 3, 2004 may convert their Class A shares to Class I shares of the fund upon request, provided that the shareholder meets the criteria for investment in Class I shares as set forth in the fund's Class I share prospectus.

Excessive trading The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

The fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the fund reasonably believes that the trading activity in the account(s) would be disruptive to the fund. For example, the fund may refuse a purchase order if the fund's adviser believes that it would be unable to invest the money effectively in accordance with the fund's investment policies or the fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

The fund and/or its service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, the fund and/or its service providers may not be able to detect or prevent all instances of short-term trading. For example, the fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


12    YOUR ACCOUNT

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment automatic investment or systematic withdrawal) that affects your account balance

o  after any changes of name or address of the registered owner(s)

o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $ 1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o  Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings.


                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees have the power to change the fund's investment goal without shareholder approval. The trustees also have the power to change the fund's policy of investing at least 80% of its assets in small-capitalization companies without shareholder approval. The fund will provide shareholders with written notice at least 60 days prior to a change in this 80% policy.

The management firm The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and managed approximately $29 billion in assets as of June 30, 2004.

The subadviser Independence Investment LLC ("Independence") was founded in 1982 and provides investment advisory services to individual and institutional investors, and was investment adviser to the fund's prede cessor, Independence Small Cap Portfolio. Independence is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2004, had total assets under management of approximately
$10 billion.

Management fee The fund pays the investment adviser a management fee at an annual rate of 0.90% of the fund's average net assets.


                                      -------------------
                                          Shareholders
                                      -------------------

                           ----------------------------------------------
                                   Financial services firms and
  Distribution and                    their representatives
shareholder services
                            Advise current and prospective shareholders
                                  on their fund investments, often
                            in the context of an overall financial plan.
                           ----------------------------------------------

     ----------------------------------------------    -------------------------------------------------
                  Principal distributor                                  Transfer agent

                 John Hancock Funds, LLC                      John Hancock Signature Services, Inc.

         Markets the fund and distributes shares        Handles shareholder services, including record-
      through selling brokers, financial planners      keeping and statements, distribution of dividends
          and other financial representatives.              and processing of buy and sell requests.
     ----------------------------------------------    -------------------------------------------------

-----------------------------------   -----------------------------------   ---------------------------------------
           Subadviser                        Investment adviser                             Custodian

   Independence Investment LLC           John Hancock Advisers, LLC                   The Bank of New York
         53 State Street                    101 Huntington Avenue                       One Wall Street                   Asset
        Boston, MA 02109                   Boston, MA 02199-7603                       New York, NY 10286              management

Provides portfolio management to      Manages the fund's business and         Holds the fund's assets, settles all
           the fund.                       investment activities.            portfolio trades and collects most of
                                                                               the valuation data required for
                                                                                  calculating the fund's NAV.
-----------------------------------   -----------------------------------   ---------------------------------------

                                      -----------------------------------
                                                  Trustees
                                        Oversee the fund's activities.
                                      -----------------------------------



14   FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

This section normally details the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year. Financial highlights are not shown because the fund has not yet commenced operations. If approved by the shareholders of Independence Small Cap Portfolio, a series of the Advisor's Inner Circle Fund, the fund will acquire all of the assets of Independence Small Cap Portfolio on December 3, 2004, pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. As successor to Independence Small Cap Portfolio, the fund will assume that fund's financial highlights. For the financial highlights of Independence Small Cap Portfolio, see the Independence Small Cap Portfolio prospectus dated March 1, 2004.


                                                                 FUND DETAILS 15

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the John Hancock Small Cap Fund:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

(C)2004 JOHN HANCOCK FUNDS, LLC        820PN   X/04


To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:
By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


[LOGO]
John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

                           JOHN HANCOCK SMALL CAP FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information

                                 ______ __, 2004

This Statement of Additional Information provides information about John Hancock Small Cap Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus for Class A, B and C and in the Fund's current Class I share prospectus (the "Prospectuses"). The Fund is a diversified series of John Hancock Equity Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS

                                                                            Page

Organization of the Fund ..................................................    2
Investment Objective and Policies .........................................    2
Investment Restrictions ...................................................   16
Those Responsible for Management ..........................................   18
Investment Advisory and Other Services ....................................   26
Distribution Contracts ....................................................   31
Sales Compensation ........................................................   32
Net Asset Value ...........................................................   35
Initial Sales Charge on Class A Shares ....................................   35
Deferred Sales Charge on Class B and Class C Shares .......................   38
Special Redemptions .......................................................   42
Additional Services and Programs ..........................................   42
Purchase and Redemptions through Third Parties ............................   44
Description of the Fund's Shares ..........................................   44
Tax Status ................................................................   46
Calculation of Performance ................................................   50
Brokerage Allocation ......................................................   52
Transfer Agent Services ...................................................   55
Custody of Portfolio ......................................................   56
Independent Registered Public Accounting Firm .............................   56
Fund Securities ...........................................................   57
Appendix A- Description of Investment Risk ................................  A-1
Appendix B-Description of Bond Ratings ....................................  B-1
Appendix C-Proxy Voting Summary ...........................................  C-1
Financial Statements ......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to August 28, 2000, the Trust was named John Hancock Special Equities Fund. If approved by the shareholders of Independence Small Cap Portfolio (the "Predecessor Fund"), on December 3, 2004, the Fund will acquire all of the assets of the Predecessor Fund pursuant to an agreement and plan of reorganization (the "Reorganization") in exchange for Class A shares of the fund and the assumption of certain liabilities of the Predecessor Fund, and the Fund will become the successor to Independence Small Cap Portfolio. The Predecessor Fund is a series of the Advisors' Inner Circle Fund, a Massachusetts business Trust organized in 1991.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$360 billion (US$269 billion) as at June 30, 2004.

Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

Independence Investment LLC ("Independence" or the "Sub-Adviser") (formerly Independence Investment Associates, Inc.), which is a subsidiary of the John Hancock Financial Services, Inc., is the Sub-Adviser to the Fund.

The Predecessor Fund is the successor to the UAM Funds Trust Independence Small Cap Portfolio (the "UAM Portfolio"), a separately registered investment company. The UAM Portfolio was managed by the Sub-Adviser under the same portfolio management team and using the same investment objective, strategies, and policies as those used by the Predecessor Fund. The UAM Portfolio dissolved and reorganized into the Predecessor Fund on June 24, 2002. Substantially all of the assets of the UAM Portfolio were acquired by the Predecessor Fund in connection with its commencement of operations on June 24, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index).

With respect to the Fund's investment policy of investing at least 80% of its Assets in small capitalization companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

In managing the portfolio, the Sub-Adviser selects securities using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with an identifiable catalyst for change. Such catalysts may include, but are not limited to, a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition. The Sub-Adviser attempts to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The Sub-Adviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment. The fund may sell a security if it reaches the target price set by the Sub-Adviser; the Sub-Adviser decides, by using the same quantitative screens it analyzed in the selection process, that the stock is statistically overvalued; or the Sub-Adviser decides earnings expectations or the fundamental outlook for the company have deteriorated.

The fund may make limited use of derivatives (securities whose value is based on securities, indexes, or currencies). In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest extensively in investment-grade short-term securities. The fund may trade securities actively. In these and other cases, the fund might not achieve its goal.

Smaller Capitalization Companies. Smaller capitalization companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. Subject to the Fund's non-fundamental investment restriction set forth below, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Debt securities. The Fund may invest in debt securities that are rated Baa or better by Moody's or BBB or better by S&P, or if unrated, determined to be of comparable quality by the Adviser and the Sub-Adviser ("investment grade debt securities"). In addition, debt securities rated BBB or Baa and unrated debt securities of comparable quality are considered medium grade obligations and have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payment than in the case of higher grade obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds Deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Initial Public Offerings ("IPOs"). The Fund may invest in IPOs. IPO investments may be more volatile than other types of investments and the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a Fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security is purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that a Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance in the future.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted and Illiquid Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific
Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Funds that may invest in mortgage-backed securities may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets;
         (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

8. With respect to 75% of the fund's total assets, invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies, (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4. Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds"). The following table represents the composition of the Board of Trustees effective December 1, 2004, subject to shareholder approval at a shareholder meeting of the Trust to be held on that date.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                                                                                                       Funds
                             Position(s)   Trustee/       Principal Occupation(s) and other            Overseen by
Name, Address (1)            Held with     Officer        Directorships                                Trustee
And Age                      Fund          since(2)       During Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Charles L. Ladner            Chairman      2004           Chairman and Trustee, Dunwoody Village,      50
Born:  1938                  and Trustee                  Inc. (continuing care retirement
                                                          community)(until 2003); Senior Vice
                                                          President and Chief Financial Officer, UGI
                                                          Corporation (Public Utility Holding
                                                          Company) (retired 1998); Vice President
                                                          and Director for AmeriGas, Inc. (retired
                                                          1998); Director of AmeriGas Partners, L.P.
                                                          (until 1997)(gas distribution); Director,
                                                          EnergyNorth, Inc. (until 1995); Director,
                                                          Parks and History Association (since 2001).

---------------------------------------------------------------------------------------------------------------------
James F. Carlin              Trustee       2004           Chairman and CEO, Alpha Analytical           50
Born:  1940                                               Laboratories (chemical analysis); Part
                                                          Owner and Treasurer, Lawrence Carlin
                                                          Insurance Agency, Inc. (since 1995); Part
                                                          Owner and Vice President, Mone Lawrence
                                                          Carlin Insurance Agency, Inc. (since
                                                          1996); Director/Treasurer, Rizzo
                                                          Associates (until 2000);  Chairman and
                                                          CEO, Carlin Consolidated, Inc.
                                                          (management/investments);
                                                          Director/Partner, Proctor Carlin & Co.,
                                                          Inc. (until 1999); Trustee, Massachusetts
                                                          Health and Education Tax Exempt Trust;
                                                          Director of the following:  Uno Restaurant
                                                          Corp. (until 2001), Arbella Mutual
                                                          (insurance) (until 2000), HealthPlan
                                                          Services, Inc. (until 1999), Flagship
                                                          Healthcare, Inc. (until 1999), Carlin
                                                          Insurance Agency, Inc. (until 1999),
                                                          Chairman, Massachusetts Board of Higher
                                                          Education (until 1999).

---------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       2004           President and Chief Executive Officer,       50
Born:  1935                                               Brookline Bancorp., Inc.  (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       2004           Vice President, Senior Banker and Senior     20
Born:  1933                                               Credit Officer, Citibank, N.A. (banking)
                                                          (retired 1991); Executive Vice President,
                                                          Citadel Group Representatives, Inc.
                                                          (financial reinsurance) (until 2004);
                                                          Director, Hudson City Bancorp (banking);
                                                          Trustee, Scholarship Fund for Inner City
                                                          Children (since 1986).

---------------------------------------------------------------------------------------------------------------------
William H. Cunningham        Trustee       2004           Former Chancellor, University of Texas       50
Born:  1944                                               System and former President of the
                                                          University of Texas, Austin, Texas;
                                                          Chairman and CEO, IBT Technologies
                                                          (until 2001); Director of the following:
                                                          The University of Texas Investment
                                                          Management Company (until 2000),
                                                          Hire.com (since 2000), STC Broadcasting,
                                                          Inc. and Sunrise Television Corp. (until
                                                          2001), Symtx, Inc. (since 2001),
                                                          Adorno/Rogers Technology, Inc. (since
                                                          2001), Pinnacle Foods Corporation (since
                                                          2001), rateGenius (since 2001),
                                                          Jefferson-Pilot Corporation (diversified
                                                          life insurance company), New Century
                                                          Equity Holdings (formerly Billing
                                                          Concepts) (until 2001), eCertain (until
                                                          2001), ClassMap.com (until 2001), Agile
                                                          Ventures (until 2001), LBJ Foundation
                                                          (until 2000), Golfsmith International,
                                                          Inc. (until 2000), Metamor Worldwide
                                                          (until 2000), AskRed.com (until 2001),
                                                          Southwest Airlines and Introgen;
                                                          Advisory Director, Q Investments;
                                                          Advisory Director, Chase Bank (formerly
                                                          Texas Commerce Bank - Austin), LIN
                                                          Television (since 2002) , WilTel
                                                          Communications (since 2002).

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other            Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Ronald R. Dion               Trustee       2004           Chairman and Chief Executive Officer,        50
Born:  1946                                               R.M. Bradley & Co., Inc.; Director, The
                                                          New England Council and Massachusetts
                                                          Roundtable; Director, Boston Stock
                                                          Exchange; Trustee, North Shore Medical
                                                          Center; Director, BJ's Wholesale Club,
                                                          Inc. and a corporator of the Eastern
                                                          Bank; Trustee, Emmanuel College.

---------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee       2004           President and Chief Executive Officer,       50
Born:  1939                                               Institute for Evaluating Health Risks,
                                                          (nonprofit institution) (until 2001);
                                                          Senior Scientist, Sciences International
                                                          (health research)(since 1998);
                                                          Principal, Hollyhouse (consulting)(since
                                                          2000); Director, CIIT(nonprofit
                                                          research) (since 2002).

---------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee       2004           Executive Director, Council for              50
Born:  1943                                               International Exchange of Scholars
                                                          (since 1998); Vice President, Institute
                                                          of International Education (since 1998);
                                                          Senior Fellow, Cornell Institute of
                                                          Public Affairs, Cornell University
                                                          (until 1997); President Emerita of Wells
                                                          College and St. Lawrence University;
                                                          Director, Niagara Mohawk Power
                                                          Corporation (electric utility);
                                                          Director, Ford Foundation, International
                                                          Fellowships Program (since 2002);
                                                          Director, Lois Roth Endowment (since
                                                          2002); Director, Council for
                                                          International Exchange (since 2003);
                                                          Advisory Board, UNCF, Global
                                                          Partnerships Center (since 2002).

---------------------------------------------------------------------------------------------------------------------
Steven Pruchansky            Trustee       2004           Chairman and Chief Executive Officer,        50
Born:  1944                                               Mast Holdings, Inc. (since 2000);
                                                          Director and President, Mast Holdings,
                                                          Inc. (until 2000); Managing Director,
                                                          JonJames, LLC (real estate)(since 2001);
                                                          Director, First Signature Bank & Trust
                                                          Company (until 1991); Director, Mast
                                                          Realty Trust (until 1994); President,
                                                          Maxwell Building Corp. (until 1991).

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other            Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------------------------------------------------------------------------------------------------
Non-Independent Trustee
---------------------------------------------------------------------------------------------------------------------
James A. Shepherdson (3)     Trustee,      2004           Executive Vice President, Manulife           50
Born:  1952                  President                    Financial Corporation (since 2004);
                             and Chief                    Chairman, Director, President and Chief
                             Executive                    Executive Officer, John Hancock
                             Officer                      Advisers, LLC (the "Adviser") and The
                                                          Berkeley Group, LLC ("The Berkeley
                                                          Group"); Chairman, Director, President
                                                          and Chief Executive Officer, John
                                                          Hancock Funds, LLC. ("John Hancock
                                                          Funds"); Chairman, Director, President
                                                          and Chief Executive Officer, Sovereign
                                                          Asset Management Corporation
                                                          ("SAMCorp."); President, John Hancock
                                                          Retirement Services, John Hancock Life
                                                          Insurance Company (until 2004);
                                                          Chairman, Essex Corporation (until
                                                          2004); Co-Chief Executive Office MetLife
                                                          Investors Group (until 2003), Senior
                                                          Vice President, AXA/Equitable Insurance
                                                          Company (until 2000).

---------------------------------------------------------------------------------------------------------------------
Principal Officers who are
not Trustees
---------------------------------------------------------------------------------------------------------------------
Richard A. Brown             Senior Vice   2004           Senior Vice President, Chief Financial       N/A
Born:  1949                  President                    Officer and Treasurer, the Adviser, John
                             and Chief                    Hancock Funds, and The Berkeley Group;
                             Financial                    Second Vice President and Senior Associate
                             Officer                      Controller, Corporate Tax Department, John
                                                          Hancock Financial Services, Inc. (until 2001).

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other            Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------------------------------------------------------------------------------------------------
William H. King              Vice          2004           Vice President and Assistant Treasurer, the  N/A
Born:  1952                  President                    Adviser; Vice President and Treasurer of
                             and                          each of the John Hancock funds; Assistant
                             Treasurer                    Treasurer of each of the John Hancock funds
                             until 2001).

------------------------------------------------------------------------------------------------------------------
Susan S. Newton              Senior Vice   2004           Senior Vice President, Secretary and         N/A
Born:  1950                  President,                   Chief Legal Officer, SAMCorp., the
                             Secretary                    Adviser and each of the John Hancock
                             and Chief                    funds, John Hancock Funds and The
                             Legal                        Berkeley Group; Vice President,
                             Officer                      Signature Services (until 2000),
                              Capital.                    Director, Senior Vice President and
                                                          Secretary, NM
----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

The Audit Committee members are Messrs. Glavin, Ladner and Moore and Ms. McGill Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time.

The Administration Committee members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund (the "Independent Trustees"). Among other things, the Administration Committee acts as a nominating committee of the Board. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. The Administration Committee does not have at this time formal criteria for the qualifications of candidates to serve as an Independent Trustee, although the Administration Committee may develop them in the future. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the following address: 101 Huntington Avenue, Boston, MA 02199. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs Carlin and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers.

The Investment Performance Committee members are Messrs. Chapman, Cunningham and Dion. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all funds in the John Hancock Fund Complex overseen by the Trustee, as of December 31, 2003.

-------------------------------------------------------------------------------------------------------------
                                                                       Aggregate Dollar Range of holdings
                                    Dollar Range of Fund Shares        in John Hancock funds overseen by
Name of Trustee                     Owned by Trustee (1)               Trustee (1)
-------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------
James F. Carlin                     None                               Over 100,000
-------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.             None                               Over 100,000
-------------------------------------------------------------------------------------------------------------
William J. Cosgrove                 None                               Over 100,000
-------------------------------------------------------------------------------------------------------------
William H. Cunningham               None                               $10,001-50,000
-------------------------------------------------------------------------------------------------------------
Ronald R. Dion                      None                               Over 100,000
-------------------------------------------------------------------------------------------------------------
Charles L. Ladner                   None                               Over 100,000
-------------------------------------------------------------------------------------------------------------
Dr. John A. Moore None Over 100,000
-------------------------------------------------------------------------------------------------------------
Patti McGill Peterson               None                               Over 100,000
-------------------------------------------------------------------------------------------------------------
Steven R. Pruchansky                None                               Over 100,000
-------------------------------------------------------------------------------------------------------------
Non-Independent Trustees
-------------------------------------------------------------------------------------------------------------
James A. Shepherdson*               None                               None
-------------------------------------------------------------------------------------------------------------

(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2003, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cosgrove, none and over $100,000 for Mr. Cunningham, none and over $100,000 for Mr. Dion and none and over $100,000 for Mr. Pruchansky.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

*Mr. Shepherdson was appointed Trustee of the John Hancock Fund complex effective May 11, 2004.

                                      Aggregate           Total Compensation From the
                                      Compensation        Fund and John Hancock Fund
Independent Trustees                  from the Fund (1)   Complex to Trustees (2)
--------------------                  -----------------   -----------------------
Charles L. Ladner                     $  700                  $  78,000
James F. Carlin                          500                     76,250
Richard P. Chapman*                      500                     79,000
William J. Cosgrove*                     100                     79,500
William H. Cunningham*                   500                     74,250
Ronald R. Dion*                          500                     77,250
Dr. John A. Moore*                       500                     74,000
Patti McGill Peterson                    500                     72,750
Steven R. Pruchansky*                    500                     79,250
                                      --------                 ----------
Total                                 $4,300                   $690,250

(1) Compensation is estimated for the current fiscal year ending October 31, 2005.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2003. As of this date, there were fifty funds in the John Hancock Fund Complex, with Dr. Moore and Ms. Peterson serving on twenty-nine funds and each of the other Independent Trustees serving on twenty funds.

*As of December 31, 2003, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $63,573, Mr. Cosgrove was $210,257, for Mr. Cunningham was $563,218, for Mr. Dion was $193,220, for Dr. Moore was $248,464, and for Mr. Pruchansky was $150,981 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, a premier investment management company, managed $29 billion in open-end funds, closed-end funds, private accounts and retirement plans for individual and institutional investors as of June 30, 2004. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Sub-Adviser, Independence Investment LLC, located at 53 State Street, Boston, Massachusetts 02109, was organized in 1982 and as of June 30, 2004 managed over $27 billion in assets for primarily institutional clients. The Sub-Adviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Coporation). The Sub-Adviser served as the investment adviser to the Fund's predecessor, Independence Small Cap Portfolio (the "Predecessor Fund"). Prior to February 2, 2001, the Predecessor Fund was advised by Dewey Square Investors Corporation, which was a subsidiary of Old Mutual (U.S.) Holdings Inc. ("Old Mutual") (formerly United Asset Management Corporation). Old Mutual is a wholly-owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved in connection with the Reorganization by the sole initial shareholder of the Fund. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice with respect to investments, investment policies and the purchase and sale of securities. The Sub-Advisory Agreement was approved in connection with the Reorganization by the sole initial shareholder of the Fund.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser a fee, paid daily, at an annual rate equal to 0.90% of the average daily net asset value of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual ordinary operating expenses fall below this limit.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent fees) to 1.05% of the Fund's average daily net assets with respect to Class A, Class B, and Class C shares, and net operating expenses to 1.65% for Class A shares and 1.10% of the Fund's average daily net assets with respect to Class I shares. The Adviser has agreed with the Sub-Adviser not to terminate this limitation at least until December 3, 2005.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser, the Trust, the Fund or any of their affiliates as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the Fund, except that the Sub-Adviser shall be liable for and shall indemnify the Adviser and the Fund from any loss arising out of or based on (i) with respect to the Fund, the Sub-Adviser's causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's prospectus or this statement of additional information or any written policies, procedures, guidelines or instructions provided in writing to the Sub-Adviser by the Trustees of the Fund or by the Adviser, (ii) with respect to the Fund, the Sub-Adviser's causing the Fund to fail to satisfy the requirements for qualification as a regulated investment company under the Internal Revenue Code, excluding the provisions thereunder relating to the declaration and payment of dividends or (iii) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under the Sub-Advisory Agreement or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or John Hancock Life Insurance Company (the "Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser monthly, in arrears, within 5 business days after the end of each month, a fee equal on an annual basis to 0.41% of the average daily net asset value of the Fund. For a period of one year from the effective date of the Sub-Advisory Agreement, the Sub-Adviser has agreed to waive its fee unless the net revenue received by the Adviser from its Advisory fee exceeds the Adviser's cumulative costs and to limit its Sub-Advisory fee to the amount of such net revenue if such net revenue is less than the Sub-Advisory fee.

Under the investment management agreement between the Sub-Adviser and the Fund's predecessor, Independence Small Cap Portfolio, the Predecessor Fund paid a management fee at an annual rate equal to 0.85% of the Fund's average daily net assets. The Sub-Adviser had contractually agreed to waive fees and reimburse expenses in order to limit the Predecessor Fund's total operating expenses from exceeding 1.85% of the Fund's average daily net assets. In addition, the Sub-Adviser had voluntarily agreed to the extent necessary to limit the Predecessor Fund's total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.15% of the Predecessor Fund's average daily net assets. The total investment advisory fees paid by the Predecessor Fund to the Sub-Adviser for the fiscal years ended October 31, 2003, 2002, and 2001, respectively, were $0, $100,666, and $122,250 (after all fee reductions and expense limitations). (For the periods prior to June 24, 2002, the investment management fees paid by the Predecessor Fund represent the fees paid by the UAM Portfolio.)

Factors considered by the Independent Trustees in approving the Advisory Agreement and the Sub-Advisory Agreement. The 1940 Act requires that the fund's Advisory Agreement and Sub-Advisory Agreement be initially and, after an initial term of not more than two years, annually re-approved by both the Board of Trustees and a majority of the Independent Trustees voting separately.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Sub-Adviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-Adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Sub-Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees reviewed materials furnished by Adviser, including information regarding the Adviser, the Sub-Adviser, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

o The investment performance of the Fund's predecessor, Independence Small Cap Portfolio. The Independent Trustees determined that the performance results of the Fund's predecessor were reasonable, as compared with relevant performance standards, including the performance results of comparable small cap funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The fee charged by the Adviser for investment advisory and administrative services, as well as other compensation received by affiliates of the Adviser, the fee payable to the Sub-Adviser by the Adviser, the Fund's projected total operating expenses and the expense limitation provided by the Adviser. The Independent Trustees determined that these fees and expenses were reasonable based on the average advisory fees and operating expenses for comparable funds.

o The Adviser and Sub-Adviser's investment staff and portfolio management process, as well as the Sub-Adviser's experience in managing the Fund's predecessor, the experience of the Adviser supervising sub-advisers and the historical quality of services provided by the Adviser and Sub-Adviser.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement and Sub-Advisory Agreement are fair and reasonable and that the contracts are in the Fund's best interest. The Independent Trustees believe that the advisory contracts will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

The Advisory Agreement, Sub-Advisory Agreement and Distribution Agreement (discussed below) will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services.

Under the administration agreement between the Predecessor Fund and SEI Investments Global Fund Services (the "Administrator") (formerly SEI Investments Mutual Fund Services), a Delaware statutory trust with its principal business offices at Oaks, Pennsylvania 19456, the Predecessor Fund paid the Administrator a fee equal at an annual rate of 0.12% for the first $250 million in assets under management; 0.10% for the next $250 million in assets; 0.08% for the next $250 million in assets; and 0.04% for all assets greater than $750 million, subject to a minimum fee. For the fiscal years ended October 31, 2003, 2002, and 2001, the Predecessor Fund (and the UAM Portfolio for periods prior to June 24,
2002) paid $125,000, $85,168, and $72,831, respectively, to the Administrator.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B, Class C shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders of the Fund.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

Shares of the Predecessor Fund were not subject to any Distribution Plan.

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of the fund's assets and
(2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

In addition, from time to time, John Hancock Funds, at its expense, and without additional cost to the Fund or its shareholders, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings or non-cash compensation in the form of occasional gifts, meals, tickets or other entertainment. Payments may also include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD.

              First Year Broker or Other Selling Firm Compensation

                                      Investor pays
                                      sales charge       Selling Firm         Selling Firm
                                      (% of offering     receives             receives 12b-1       Total Selling Firm
Class A investments                   price)             commission (1)       service fee (2)      compensation (3)(4)
-------------------                   ------             --------------       ---------------      -------------------
Up to $49,999                         5.00%              4.01%                0.25%                4.25%
$50,000 - $99,999                     4.50%              3.51%                0.25%                3.75%
$100,000 - $249,999                   3.50%              2.61%                0.25%                2.85%
$250,000 - $499,999                   2.50%              1.86%                0.25%                2.10%
$500,000 - $999,999                   2.00%              1.36%                0.25%                1.60%

Investments of Class A shares of $1
million or more (5)

First $1M - $4,999,999                  --               0.75%                0.25%                1.00%
Next $1 - $5M above that                --               0.25%                0.25%                0.50%
Next $1 or more above that              --               0.00%                0.25%                0.25%

Class B investments

All amounts                             --               3.75%                0.25%                4.00%

Class C investments

All amounts                             --               0.75%                0.25%                1.00%

Class I investments

All amounts                             --               0.00%                0.00%                0.00%(6)

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets (paid quarterly in arrears).

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

(6) John Hancock Funds may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time (11:00 a.m., New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 (see "Combination Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by a Prudential Financial company.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

     Amount Invested                               CDSC Rate
     ---------------                               ---------
     First $1 to $4,999,999                        1.00%
     Next $1 to $5M above that                     0.50%
     Next $1 or more above that                    0.25%

o Any shareholder account of Independence Small Cap Portfolio registered on Independence Small Cap Portfolio's books in the shareholder's name (and not in the name of a broker or other omnibus account) as of December 3, 2004.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

With Reduced Sales Charges

Combination Privilege. For all shareholders in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Accumulation Privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor or his/her Immediate Family.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

         o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)              $600.00
         o *Minus Appreciation ($12 - $10) x 100 shares                            (200.00)
         o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment) (120.00)
                             --                                                    -------
         o Amount subject to CDSC                                                  $280.00

         *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by a Prudential Financial company.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k),                                            Rollover
                        MPP, PSP)
                        457 & 408
                        (SEPs &
                        Simple IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class.

Investors may exchange Class I shares for Class I shares of other John Hancock funds, shares of any John Hancock institutional fund, or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I or institutional fund.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase fund expenses. To protect the interests of other investors in the Fund, the Fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the Fund, are engaging in market timing. For these purposes, the Fund may consider an investor's trading history in the Fund or other John Hancock funds, and accounts under common ownership or control. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Selling Firms of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. As of October 31, 2003 there were no capital loss carryforwards from the Predecessor Fund.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ERV

Where:
                  P =               a hypothetical initial payment of $1,000.
                  T =               average annual total return
                  n =               number of years
                  ERV =             ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods, or the period since the commencement of operations in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D
Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions)
         n=       number of years

      ATV =       ending value of a hypothetical $1,000 payment made at
         D        the beginning of the 1-year, 5-year, or 10-year periods
                  (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             DR
Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions
                  and redemption)
         n=       number of years

     ATV  =       ending value of a hypothetical $1,000 payment made at
        DR        the beginning of the 1-year, 5-year or 10-year periods
                  (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A and Class C shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                             a-b       6
                Yield=2 ( [ (---) + 1 ] - 1 )
                             cd
Where:

         a =    dividends and interest earned during the period.
         b =    net expenses accrued during the period.
         c =    the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =    the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. The Adviser and Sub-Adviser do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Sub-Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research service" includes research services received from broker-dealers which supplement the Adviser's or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's or Sub-Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tend to follow a broader universe of securities and other matters than the Adviser's or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Sub-Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Sub-Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adviser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser and/or the Sub-Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

The Adviser or Sub-Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser or Sub-Adviser in particular. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or Sub-Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Sub-Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser or Sub-Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, Manulife Financial Securities, LLC ("MF Securities" or "Affiliated Broker").

Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B, and Class C shares. For Class A, B and C shares, the Fund also pays certain out-of pocket expenses. The Adviser has agreed to limit transfer agent fees on Class A, B and C shares to 0.30% of each class's average daily net assets at least until December 3, 2005. The Fund pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class I shares. For shares held of record in omnibus or there group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP has been selected to serve as independent registered public accountants to the Fund. PricewaterhouseCoopers LLP also served as independent registered public accountants to the Fund's predecessor, Independence Small Cap Portfolio.

FUND SECURITIES

The Fund has a policy for disclosure of its portfolio securities. Information about the securities held by the Fund may not be disclosed except as follows:

On the fifth business day after month-end, certain information is published on www.jhfunds.com, including but not limited to top ten holdings, sector analysis, and investment performance. The complete portfolio is published on www.jhfunds.com each month with a one-month lag (for example, information as of December 31 will be published on February 1). Once published, the portfolio information is available to the public and all categories of investors and potential investors.

More current portfolio information is disclosed (subject always to confidentiality agreements) when necessary for the efficient management of the Fund's portfolio. Parties receiving more current information are: The Fund's proxy voting service; publishers and writers for the Fund's financial reports; risk management and portfolio analysis systems; and rating agencies. No compensation or other consideration is received by the Fund, its adviser or any affiliated party in regard to disclosure.

Exceptions to the above policy must be authorized by the Fund's chief legal officer or chief compliance officer, and are subject to ratification by the Board of Trustees.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

APPENDIX C

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
     o    the compensation committee is not fully independent
     o    plan dilution is more than 10% of outstanding common stock,
     o the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
     o the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     o the plan allows stock to be purchased at less than 85% of fair market value;
     o    this plan dilutes outstanding common equity greater than 10%
     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
     o    the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:
     o the minimum vesting period for options or time lapsing restricted stock is less than one year
     o    the potential dilution for all company plans is more than 85%

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     o    change the company name;
     o    approve other business;
     o    adjourn meetings;
     o    make technical amendments to the by-laws or charters;
     o    approve financial statements;
     o    approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
     o    calling for shareholder ratification of auditors;
     o    calling for auditors to attend annual meetings;
     o    seeking to increase board independence;
     o    requiring minimum stock ownership by directors;
     o seeking to create a nominating committee or to increase the independence of the nominating committee;
     o    seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

FINANCIAL STATEMENTS

                         THE ADVISORS' INNER CIRCLE FUND



INDEPENDENCE SMALL CAP PORTFOLIO

INSTITUTIONAL CLASS SHARES PROSPECTUS                              MARCH 1, 2004

--------------------------------------------------------------------------------




                                     [LOGO]
                                  INDEPENDENCE
                                  INVESTMENTS











           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the
                         contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


FUND SUMMARY............................................................   1

    WHAT IS THE FUND'S OBJECTIVE? ......................................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...............   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...............................   1
    HOW HAS THE FUND PERFORMED? ........................................   2
    WHAT ARE THE FUND'S FEES AND EXPENSES? .............................   4

INVESTING WITH THE FUND.................................................   5

    BUYING SHARES ......................................................   5
    REDEEMING SHARES ...................................................   6
    TRANSACTION POLICIES ...............................................   7
    ACCOUNT POLICIES ...................................................  10

ADDITIONAL INFORMATION ABOUT THE FUND...................................  13

    OTHER INVESTMENT PRACTICES AND STRATEGIES ..........................  13
    INVESTMENT MANAGEMENT ..............................................  14
    SHAREHOLDER SERVICING ARRANGEMENTS .................................  15

FINANCIAL HIGHLIGHTS....................................................  16

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------


 WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The fund seeks maximum capital appreciation consistent with reasonable risk to principal by investing in primarily smaller companies. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     Normally, the fund seeks to achieve its goal by investing at least 80% of its net assets in equity securities of companies whose market capitalization is under $2 billion. The adviser selects securities for the fund using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with an identifiable catalyst for change. Examples of some of the catalysts the adviser may consider include a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

     The adviser will attempt to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The adviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

     The fund may sell a stock if it reaches the target price set by the adviser; the adviser decides, by using the same quantitative screens it analyzed in the selection process, that the stock is statistically overvalued; or the adviser decides earnings expectations or fundamental outlook for the company have deteriorated.

     As timing the market is not an important part of the adviser's investment strategy, cash reserves will normally represent a small portion of the fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds, Inc. Independence Small Cap Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and Predecessor Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS


[BAR CHART OMITTED]

1999      4.59%
2000     16.43%
2001     16.55%
2002    -15.23%
2003     34.62%

     During the periods shown in the chart for the fund and Predecessor Fund, the highest return for a quarter was 25.55% (quarter ending 6/30/01) and the lowest return for a quarter was -16.97% (quarter ending 9/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

     The average annual return table compares average annual returns of the fund and Predecessor Fund to those of certain broad-based securities market indices. Returns are based on past results and are not an indication of future performance.

                                                                        Since
                                             1 Year        5 Years    12/16/98*
--------------------------------------------------------------------------------
      Average Annual Return Before Taxes       34.62%     10.12%       11.49%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes on
        Distributions**                        33.99%      7.96%        9.31%
--------------------------------------------------------------------------------
      Average Annual Return After Taxes on
        Distributions and Sale
        of Fund Shares**                       22.48%      7.86%        9.06%
--------------------------------------------------------------------------------
      S&P Small Cap 600 Index# (reflects no
        deduction for fees, expenses or taxes) 38.79%      9.67%        9.67%
--------------------------------------------------------------------------------
      Russell 2000 Index+ (reflects no deduction
        for fees, expenses or taxes)           47.25%      7.13%        7.13%

     *  Commencement of operations. Index comparisons begin on 12/31/98.

     ** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     # An unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

     + An unmanaged index which measures the performance of the 2,000 smallest of the companies in the Russell 3000 Index based on total market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------
     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER   TRANSACTION   FEES  (FEES  PAID  DIRECTLY  FROM  YOUR  INVESTMENT)
     Redemption Fee (as a percentage of amount redeemed) 2.00%

     The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the section on "Transaction Policies."

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     The  fund's  annual  operating  expenses  are  deducted  from fund  assets.
     Therefore,   shareholders   indirectly  pay  the  fund's  annual  operating
     expenses, as described below.

       Management Fee                                                0.85%
--------------------------------------------------------------------------------
       Other Expenses                                                1.75%
--------------------------------------------------------------------------------
       Total Annual Fund Operating Expenses                          2.60%
--------------------------------------------------------------------------------
       Fee Waivers and Expense Reimbursements                       (0.75)%
--------------------------------------------------------------------------------
       Actual Total Annual Fund Operating Expenses*                  1.85%

     * The adviser has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses from exceeding 1.85% for a period of one year from the date of this prospectus. In addition to this contractual fee waiver, the adviser has voluntarily agreed to waive a portion of its fees to keep the fund's total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding a specified level. The adviser may change or cancel its expense limitation at any time. With these fee waivers, the fund's actual total operating expenses are expected to be as follows:

        Independence Small Cap Portfolio   1.15%

      For more information about these fees, see "Investment Management."

EXAMPLE
     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year                 3 Years               5 Years             10 Years
      --------------------------------------------------------------------------
        $188                   $737                 $1,313              $2,879

--------------------------------------------------------------------------------
INVESTING WITH THE FUND
--------------------------------------------------------------------------------


BUYING SHARES
--------------------------------------------------------------------------------
     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The fund does not accept purchases made by credit card checks.

     The fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the fund's policy on excessive trading, see "Excessive Trading."

     The fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the fund subject to the satisfaction of enhanced due diligence. Please contact the fund for more information.

BY MAIL
     You can open an account with the fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the fund. Be sure your check identifies clearly your name, your account number and the fund name.

     REGULAR MAIL ADDRESS
     Independence Small Cap Portfolio
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS
     Independence Small Cap Portfolio
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE
     To open an account by wire, first call 800-791-4226 for an account number and wire control number. Next, send your completed account application to the fund. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 800-791-4226 to get a wire control number and wire your money to the fund.

     WIRING INSTRUCTIONS
     United Missouri Bank
     ABA # 101000695
     The Independence Small Cap Portfolio
     DDA Acct. # 9871063178
     Ref: account number/account name/
     wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)
     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mail- ing a completed application to the fund. To cancel or change a plan, write to the fund at Independence Small Cap Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS
     You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
     IRAs). You can buy additional shares for as little as $100.

FUND CODES
     The fund's reference information, which is listed below, will be helpful to you when you contact the fund to purchase shares, check daily net asset value per share (NAV) or get additional information.

          Trading                                                      Fund
          Symbol                       CUSIP                           Code
     ---------------------------------------------------------------------------
           DSISX                     00758M238                         1228

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL
     You may contact the fund directly by mail at Independence Small Cap Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the fund signed by all registered parties on the account specifying:

     o  The fund name;

     o  The account number;

     o  The dollar amount or number of shares you wish to redeem;

     o  The account name(s); and

     o  The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 800-791-4226 if you need more information.

BY TELEPHONE
     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 800-791-4226 to redeem your shares. Based on your instructions, the fund will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)
     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the fund.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE
     You may buy or sell shares of the fund on each day the New York Stock Exchange ("NYSE") is open at a price equal to its net asset value per share ("NAV") next computed after it receives and accepts your order. The fund calculates NAV once each day the NYSE is open for business (a "Business Day") as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the fund must accept your order before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the fund reserves the right to calculate NAV as of the earlier closing time.

     Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the fund may change on days when you are unable to purchase or redeem shares.

     The fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The fund uses current market prices to value its investments. However, the fund may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The fund will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The fund values debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The fund may use a Board-approved pricing service to value some of its assets.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY
     You may buy or sell shares of the fund through a financial intermediary (such as a financial planner or adviser). To buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the fund on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the fund by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

IN-KIND TRANSACTIONS
     Under certain conditions and at the fund's discretion, you may pay for shares of the fund with securities instead of cash. In addition, the fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS
     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

     The fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the fund may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.

REDEMPTION FEE
     The fund will deduct a 2.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety days. In determining how long shares of the fund have been held, the fund assumes that shares held by the investor the longest period of time will be sold first.

     The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements.

     The fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the fund, including when it determines that imposition of the redemption fee is not necessary to protect the fund from the effects of short-term trading. In addition, the fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

TELEPHONE TRANSACTIONS
     The fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUND

   PURCHASES
     At any time and without notice, the fund may:

     o  Stop offering shares;

     o  Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the fund's policies on excessive trading, see "Excessive Trading."

   REDEMPTIONS
     At any time and without notice, the fund may change or eliminate any of the redemption methods described above, except redemption by mail. The fund may suspend your right to redeem if:

     o  Trading on the NYSE is restricted or halted; or

     o The Securities and Exchange Commission allows the fund to delay redemptions.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING

     The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

     The fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the fund reasonably believes that the trading activity in the account(s) would be disruptive to the fund. For example, the fund may refuse a purchase order if the fund's adviser believes that it would be unable to invest the money effectively in accordance with the fund's investment policies or the fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

     The fund and/or its service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, the fund and/or its service providers may not be able to detect or prevent all instances of short-term trading. For example, the fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.

     The SEC recently has proposed rules that set forth specific requirements for market timing policies and procedures for all mutual funds. The fund intends to fully comply with these rules when they are adopted.

CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The fund is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the fund, your application will be rejected.

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

     However, the fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the fund. If the fund is unable to verify your identity, the fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM
     Customer identification and verification is part of the fund's overall obligation to deter money laundering under federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.

SMALL ACCOUNTS
     The fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment (see "Buying Shares" for minimum initial investment amounts). This provision does not apply:

     o To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

     The fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

DISTRIBUTIONS
     Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The fund will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
     The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the fund.

     TAXES ON DISTRIBUTIONS The fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Each sale of fund shares may be a taxable event. Once a year the fund will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 800-791-4226 to find out when the fund expects to make a distribution to shareholders.

     Each sale of shares of a fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     If the fund  invests  in foreign  securities,  it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

     More information about taxes is in the SAI.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these and other investment practices and their risks, you should read the SAI.

DERIVATIVES
     The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

SHORT TERM INVESTING
     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. The fund has a policy requiring it to invest at least 80% of its net assets in particular types of securities as described in the fund's principal investment strategy. In addition to the temporary defensive measures discussed above, the fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
     Independence Investment LLC located at 53 State Street, Boston, Massachusetts 02109, is the investment adviser to the fund. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of John Hancock Financial Services, Inc., has provided investment management services to various other corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1982.

     For its services, the fund has agreed to pay the adviser a management fee equal to 0.85% of the fund's average net assets. The adviser has contractually agreed not to impose all or a portion of its fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce the fund's total annual fund operating expenses to 1.85% of average net assets for a period of one year from the date of this prospectus. The adviser may renew, terminate or modify such expense limitation for additional periods in its sole discretion. In addition, the adviser has voluntarily agreed to further limit the expenses of the fund to the extent necessary to keep its total annual fund operating expenses from exceeding 1.15% of average daily net assets. The adviser may discontinue all or part of this voluntary waiver at any time. For the fiscal year ended October 31, 2003, the adviser waived the entire amount of its advisory fee.

PORTFOLIO MANAGER
     Charles Glovsky, CFA, is responsible for the day to day management of the fund. Mr. Glovsky is a Senior Vice President with the adviser. Prior to that he served as a Senior Portfolio Manager with Dewey Square Investors Corporation, which he joined in 1998. Prior to joining Dewey Square Investors Corporation, he was a Managing Partner of Glovsky-Brown Capital Management, a firm he co-founded that specialized in small and mid-capitalization stocks. Prior to that position, he was an analyst, a portfolio manager and Senior Vice President at State Street Research where he was responsible for that firm's small cap growth stock portfolios. He has also worked as an analyst for Alex Brown & Sons and Eppler, Guerin & Turner. He received a B.A. from Dartmouth College in 1975 and an M.B.A. from Stanford University. He has 25 years of investment experience and is a member of the Boston Security Analysts Society.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. The information below relates to the fund and the Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund Independence Small Cap Portfolio acquired all of the assets of the Predecessor Fund. PricewaterhouseCoopers LLP, independent auditors, have audited the fund's and the Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the fund at 800-791-4226.



     Years Ended October 31,              2003    2002(2)     2001        2000      1999#
     ------------------------------------------------------------------------------------
     Net Asset Value, Beginning
       of Period                         $8.22  $ 12.99     $14.64      $ 9.44     $10.00
                                        ------  -------     ------      ------     ------
     Income from Investment Operations:
       Net Investment Loss               (0.05)   (0.16)     (0.29)      (0.12)     (0.09)
       Net Realized and
          Unrealized Gain (Loss)          2.22     0.36(1)   (1.17)       5.32      (0.47)
                                        ------  -------     ------      ------     ------
          Total From Investment
            Operations                    2.17     0.20      (1.46)       5.20      (0.56)
                                        ------  -------     ------      ------     ------
     Distributions:
       Net Realized Gain                 (0.33)   (4.97)     (0.19)         --         --
                                        ------  -------     ------      ------     ------
     Net Asset Value, End of Period     $10.06  $  8.22     $12.99      $14.64     $ 9.44
                                        ------  -------     ------      ------     ------
                                        ------  -------     ------      ------     ------
          Total Return+                  27.41%   (3.59)%    (9.92)%     55.08%     (5.60)%@
                                        ------  -------     ------      ------     ------
                                        ------  -------     ------      ------     ------
     Ratios and Supplemental Data
     Net Assets, End of Period
       (Thousands)                     $15,709  $11,177     $9,877     $24,219    $15,893
       Ratio of Expenses to
          Average Net Assets              1.18%    2.28%      1.97%       1.39%     1.85%*
       Ratio of Expenses to Average
          Net Assets (Excluding Waivers
          and/or Reimbursements)          2.60%    2.69%      2.07%       1.49%      1.95%*
       Ratio of Net Investment
          Loss to Average
          Net Assets                     (0.57)%  (1.92)%    (1.54)%     (0.95)%    (1.11)%*
       Portfolio Turnover Rate              79%      92%        65%         84%        91%


     *   Annualized

     @   Not annualized

     # For the period from December 16, 1998 (commencement of operations) to October 31, 1999.

     + Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total return would have been lower had certain expense not been waived by the adviser during the periods indicated.

     (1) The amount shown for the year ended October 31, 2002 for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchase of portfolio shares in relation to fluctuating market value of the investments of the portfolio.

     (2) On June 24, 2002, The Advisors' Inner Circle Fund Independence Small Cap Portfolio acquired the assets and liabilities of the UAM Independence Small Cap Portfolio, a series of the UAM Funds, Inc. The operations of The Advisors' Inner Circle Fund Independence Small Cap Portfolio prior to the acquisition were those of the Predecessor Fund, the UAM Independence Small Cap Portfolio.

     Amounts designated as "--" are either $0 or have been rounded to $0.

INDEPENDENCE SMALL CAP PORTFOLIO

     Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's SAI. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The SAI contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the SAI, shareholder reports and other information about the fund or and can make shareholder inquiries by writing to or calling:
                        Independence Small Cap Portfolio
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free) 800-791-4226

     You can review and copy information about the fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at: HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.

                       STATEMENT OF ADDITIONAL INFORMATION

                        INDEPENDENCE SMALL CAP PORTFOLIO

                   a series of THE ADVISORS' INNER CIRCLE FUND

                                  March 1, 2004

                               Investment Adviser:
                           Independence Investment LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Independence Small Cap Portfolio (the "Fund"). This SAI should be read in conjunction with the prospectus dated March 1, 2004. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2003 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2003 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may get copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 800-791-4226.

                                TABLE OF CONTENTS

THE TRUST....................................................................S-1
GLOSSARY S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT POLICIES OF THE FUND.............................................S-27
INVESTMENT ADVISORY AND OTHER SERVICES......................................S-29
THE ADMINISTRATOR...........................................................S-30
THE DISTRIBUTOR.............................................................S-31
TRANSFER AGENT..............................................................S-32
CUSTODIAN...................................................................S-32
INDEPENDENT AUDITORS........................................................S-32
LEGAL COUNSEL...............................................................S-32
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-32
PURCHASING AND REDEEMING SHARES.............................................S-37
DETERMINATION OF NET ASSET VALUE............................................S-37
TAXES    ...................................................................S-38
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................S-41
DESCRIPTION OF SHARES.......................................................S-44
SHAREHOLDER LIABILITY.......................................................S-44
LIMITATION OF TRUSTEES' LIABILITY...........................................S-44
PROXY VOTING................................................................S-44
CODES OF ETHICS.............................................................S-45
5% AND 25% SHAREHOLDERS.....................................................S-45
APPENDIX A - RATINGS.........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

March 1, 2004
IND-SX-001-0300

THE TRUST

General. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

History of the Fund. The Fund is the successor to the UAM Funds, Inc. Independence Small Cap Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Independence Investment LLC ("Independence" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was December 16, 1998. The Predecessor Fund dissolved and reorganized into the Independence Small Cap Portfolio on June 24, 2002. Substantially all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

Voting Rights. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Fund's prospectus.

o   1933 Act means the Securities Act of 1933, as amended.

o   1934 Act means the Securities Exchange Act of 1934, as amended.

o   1940 Act means the Investment Company Act of 1940, as amended.

o Adviser means Independence Investment LLC, the investment adviser to the Fund.

o   Board Member refers to a single member of the Trust's Board of Trustees.

o   Board refers to the Trust's Board of Trustees as a group.

o   Trust refers to The Advisors' Inner Circle Fund.

o   NAV is the net asset value per share of the Fund.

o   NYSE is the New York Stock Exchange.

o   SEC is the U.S. Securities and Exchange Commission.

o Administrator is SEI Investments Global Funds Services, Inc. (formerly named SEI Investments Mutual Funds Services)

o   Distributor is SEI Investments Distribution Co..

o   Code is the Internal Revenue Code of 1986, as amended.

o   CFTC is the Commodity Futures Trading Commission.

Capitalized terms not defined herein are defined in the Fund's prospectus.


DESCRIPTION OF PERMITTED INVESTMENTS

What Investment Strategies May the Fund Use?

The Fund's investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Government Securities - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

o   By the right of the issuer to borrow from the U.S. Treasury;

o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

o   By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

Corporate Bonds - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Short-Term Investments - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one-year or less.

Bank Obligations - The Fund will only invest in a security issued by a commercial bank if the bank:

  o Has total assets of at least $1 billion, or the equivalent in other currencies;
  o   Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
      and
  o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptance - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Yankee Bonds - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities."

Zero Coupon Bonds - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand:

Maturity - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o      Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

o      Prepayment Risk

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o      Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o      Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives:

Futures - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options


When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

  o   Allowing it to expire and losing its entire premium;
  o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
  o   Closing it out in the secondary market at its current price.

o   Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.


The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

  o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
  o A call option on the same security or index with the same or lesser exercise price;
  o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
  o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
  o In the case of an index, the portfolio of securities that corresponds to the index.

         At the time of selling a put option, the Fund may cover the put option by, among other things:

  o   Entering into a short position in the underlying security;
  o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
  o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
  o   Maintaining the entire exercise price in liquid securities.

o      Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o      Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o      Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o      Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).
  o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.
  o   Do not require an initial margin deposit.

  o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors

Swap Agreements - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o      Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o      Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o      Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


Caps, Collars and Floors - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.


Correlation of Prices - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

Lack of Liquidity - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position.

In an illiquid market, the Fund may:

  o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  o   have to purchase or sell the instrument underlying the contract;

  o   not be able to hedge its investments; and

  o   not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  o the facilities of the exchange may not be adequate to handle current trading volume;

  o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  o investors may lose interest in a particular derivative or category of derivatives.

Management Risk - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  o   actual and anticipated changes in interest rates;

  o   fiscal and monetary policies; and

  o   national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Equity Securities

Types of Equity Securities:


Common Stocks - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

Preferred Stocks - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Rights and Warrants - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


Risks of Investing in Equity Securities:

General Risks of Investing in Stocks - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  o Factors affecting an entire industry, such as increases in production costs; and

  o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Initial Public Offerings ("IPO") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

Types of Foreign Securities:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S . The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

  o They can invest directly in foreign securities denominated in a foreign currency;

  o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  o   They can invest in investment funds.

American Depositary Receipts (ADRs) - ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.
>
Emerging Markets - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of the Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

  o are generally more volatile than, and not as developed or efficient as, those in the U.S.;
  o   have substantially less volume;
  o trade securities that tend to be less liquid and experience rapid and erratic price movements;
  o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;
  o employ trading, settlement and custodial practices less developed than those in U.S. markets; and
  o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

  o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

  o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

  o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

  o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

  o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

  o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  o   Have relatively unstable governments;

  o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  o   Offer less protection of property rights than more developed countries;
      and

  o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Investment Companies

The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

Repurchase Agreements

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

  o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

Restricted Securities

The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the 1933 Act. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short Sales

Description of Short Sales:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

  o   Take advantage of an anticipated decline in prices.

  o   Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


Short Sales Against the Box - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

Restrictions on Short Sales:

The Fund will not short sell a security if:

  o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

  o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

  o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

When Issued, Delayed - Delivery and Forward Transactions

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date. The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

Fundamental Policies

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

  o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

  o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

  o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

  o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

  o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Non-Fundamental Policies

The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

  o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed),
      (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

      Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  o   invest in the securities of foreign issuers.

  o purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  o invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  o   write covered call options and may buy and sell put and call options.

  o   enter into repurchase agreements.

  o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

  o   sell securities short and engage in short sales "against the box."

  o   enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies whose market capitalization is under $2 billion without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. Independence Investment LLC (the "Adviser"), located at 53 State Street, Boston, Massachusetts 02109, is the investment adviser to the Fund. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser is a wholly-owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $11.5 billion of assets, primarily for institutions. The Adviser has provided investment management services to the Fund since February 2, 2001, and to various other corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1982.

Prior to February 2, 2001 the Fund was advised by Dewey Square Investors Corporation, which was a subsidiary of Old Mutual (US) Holdings Inc. Old Mutual
(US) Holdings Inc. (formerly named United Asset Management Corporation) is a wholly-owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 0.85% of its average daily net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to limit the expenses of the Fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.15%. However, the Adviser does not expect that any fee waivers will be necessary to keep fund expenses below the cap. The Adviser may change or cancel this expense limitation at any time. For the last three fiscal years, the Fund and the Predecessor Fund paid the following in management fees to the Adviser and Dewey Square Investors Corporation, its former adviser:


------------------------------------------------------------------------------------------------------------
      Fund                          Fees Paid*                                    Fees Waived*
------------------------------------------------------------------------------------------------------------
                     2001            2002            2003          2001           2002           2003
------------------------------------------------------------------------------------------------------------
    Small Cap      $122,250        $100,666           $0         $14,382        $54,391        $120,587
------------------------------------------------------------------------------------------------------------


* For periods prior to June 24, 2002, figures relate to the Predecessor Fund.

Portfolio Manager. Charles Glovsky, CFA, is responsible for the day to day management of the fund. Mr. Glovsky is a Senior Vice President with the adviser. Prior to that he served as a Senior Portfolio Manager with Dewey Square Investors Corporation, which he joined in 1998. Prior to joining Dewey Square Investors Corporation, he was a Managing Partner of Glovsky-Brown Capital Management, a firm he co-founded that specialized in small and mid-capitalization stocks. Prior to that position, he was an analyst, a portfolio manager and Senior Vice President at State Street Research where he was responsible for that firm's small cap growth stock portfolio. He has also worked as an analyst for Alex Brown & Sons and Eppler, Gueirn & Turner. He received a B.A. from Dartmouth College in 1975 and an M.B.A. from Stanford University. He has 25 years of investment experience and is a member of the Boston Security Analysts Society.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the "Administrator") (formerly named SEI Investments Mutual Funds Services), a Delaware statutory trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one-year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90-days' prior written notice to the other party.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2001, 2002 and 2003, the Fund and the Predecessor Fund paid the following administration fees:


  -----------------------------------------------------------------------------------------------------------
  Fund                                                     Administration Fee*
  -----------------------------------------------------------------------------------------------------------
                                         2001                     2002                      2003
  -----------------------------------------------------------------------------------------------------------
  Small Cap                            $72,831                  $85,168                   $125,000
  -----------------------------------------------------------------------------------------------------------

* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Fund until April 1, 2002, at which time SEI Investments Global Funds Services became administrator. Prior to that date, SEI Investments Global Funds Services served as sub-administrator to the Predecessor Fund.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 serves as the Fund's transfer agent.

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP serves as independent auditors for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Global Assets Fund, plc, SEI Global Investments Fund, LP, SEI Global Master Fund, plc, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of the Distributor since 2003. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer (Emeritus), Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Attorney, Solo Practitioner since 1994. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Absolute Return Master Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Opportunity Master Fund and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

Board Standing Committees. The Board has established the following standing committees:

  o Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed Trust fiscal year.

  o Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met nineteen times in the most recently completed Trust fiscal year.

  o Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

Board Considerations in Approving the Advisory Agreement. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

-------------------------------------------------------------------------------------------------------------------
        Name                   Dollar Range of Fund Shares*            Aggregate Dollar Range of Shares (Fund)*
-------------------------------------------------------------------------------------------------------------------
Nesher                                     None                                          None
-------------------------------------------------------------------------------------------------------------------
Cooney                                     None
-------------------------------------------------------------------------------------------------------------------
Doran                                      None
-------------------------------------------------------------------------------------------------------------------
Patterson                                  None
-------------------------------------------------------------------------------------------------------------------
Peters                                     None
-------------------------------------------------------------------------------------------------------------------
Storey                                     None
-------------------------------------------------------------------------------------------------------------------
Sullivan                                   None
-------------------------------------------------------------------------------------------------------------------

*        Valuation date is December 31, 2003.

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


--------------------------------------------------------------------------------------------------------------------
       Name             Aggregate        Pension or Retirement       Estimated Annual     Total Compensation from
                      Compensation    Benefits Accrued as Part of      Benefits Upon         the Trust and Fund
                                             Fund Expenses              Retirement                Complex*
--------------------------------------------------------------------------------------------------------------------
Nesher                     $0                     N/A                       N/A                      $0
--------------------------------------------------------------------------------------------------------------------
Cooney                   $36,354                  N/A                       N/A                   $36,354
--------------------------------------------------------------------------------------------------------------------
Doran                      $0                     N/A                       N/A                      $0
--------------------------------------------------------------------------------------------------------------------
Patterson                $36,354                  N/A                       N/A                   $36,354
--------------------------------------------------------------------------------------------------------------------
Peters                   $36,354                  N/A                       N/A                   $36,354
--------------------------------------------------------------------------------------------------------------------
Storey                   $36,354                  N/A                       N/A                   $36,354
--------------------------------------------------------------------------------------------------------------------
Sullivan                 $36,354                  N/A                       N/A                   $36,354
--------------------------------------------------------------------------------------------------------------------

* The Trust is the only investment company in the "Fund Complex."

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES F. VOLK (DOB 08/28/62)-- President (since 2003) -- Senior Operations Officer, SEI Funds Accounting and Administration since 1996. Assistant Chief Accountant for the U.S. Securities and Exchange Commission, 1993-1996. Audit Manager, Coopers & Lybrand LLP, 1985-1993.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

PETER GOLDEN (DOB 06/27/64) -- Co-Controller and Co-Chief Financial Officer (since 2003) -- Director of Global Fund Services since June 2001. Vice President of Funds Administration for J.P. Morgan Chase & Co., 2000-2001. Vice President of Pension and Mutual Fund Accounting for Chase Manhattan Bank, 1997-2000.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
1999) -- Employed by SEI Investments since October 1999. General Counsel, Vice President and Secretary of the Administrator and Assistant Secretary of the Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999. Associate, at Richter, Miller & Finn (law firm), 1994-1997.

CORI DAGGETT (DOB 10/03/61) -- Vice President and Assistant Secretary (since
2003) -- Employed by SEI Investments since 2003. Associate at Drinker, Biddle & Reath, 1998-2003.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. McCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Associate at White and Williams LLP (law firm), 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm), 1994-1997.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Assistant Secretary of the Administrator, and General Counsel, Vice President and Secretary of the Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary (since
2002)- Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the NYSE is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualifications as a RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, or certain other income; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Shareholder Treatment. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. Qualified dividend income treatment requires that both the Fund and the shareholder satisfy certain holding period requirements and that the shareholder satisfy certain other conditions.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Foreign Taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

Other Tax Policies. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2001, 2002 and 2003, the Fund and the Predecessor Fund paid the following aggregate brokerage commissions on portfolio transactions:

----------------------------------------------------------------------------------------------------
                   Fund                      Aggregate Dollar Amount of Brokerage Commissions Paid*
----------------------------------------------------------------------------------------------------
                                                2001                 2002                     2003
----------------------------------------------------------------------------------------------------
              Small Cap Fund                   $28,214             $38,297                   $53,992
----------------------------------------------------------------------------------------------------

* For the periods prior to June 24, 2002, figures relate to the Predecessor
Fund.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2003, the Fund and the Predecessor Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


  -------------------------------------------------------------------------------------------------------------------
                 Fund                   Total Dollar Amount of Brokerage         Total Dollar Amount of Transactions
                                       Commissions for Research Services*        Involving Brokerage Commissions for
                                                                                         Research Services*
  -------------------------------------------------------------------------------------------------------------------
            Small Cap Fund                             $0                                        $0
  -------------------------------------------------------------------------------------------------------------------


* For periods prior to June 24, 2002, figures relate to the Predecessor Fund.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2001, 2002 and 2003, neither the Predecessor Fund nor the Fund paid any commissions on portfolio transactions effected by affiliated brokers.

Securities of "Regular Broker-Dealers." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2003, the Fund did not hold any securities of regular brokers and dealers.

Portfolio Turnover Rate. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2002 and 2003, the portfolio turnover rate for the Fund and the Predecessor Fund was as follows:

----------------------------------------------------------------------------------------------------------
                   Fund                                        Portfolio Turnover Rate*
----------------------------------------------------------------------------------------------------------
                                                      2002                                   2003
----------------------------------------------------------------------------------------------------------
              Small Cap Fund                           92%                                   79%
----------------------------------------------------------------------------------------------------------

* For periods prior to June 24, 2002, figures relate to the Predecessor Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the Federal Securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

Beginning in 2004, the Trust will be required to disclose annually the Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and will be filed no later than August 31, 2004. Once filed, Form N-PX for the Fund will be available upon request by calling (800) 791-4226. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 2, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

Independence Small Cap Portfolio

Shareholder                                 Number of Shares              %
-----------                                 ----------------              -
Jupiter & Co.                                 898,004.1740             60.97%
C/O Investors Bank & Trust
PO Box 9130
Boston, MA 02117-9130

Fleet National Bank Cust                      214,341.2690             14.55%
FBO Didcesan Investment Trust
Episcopal Diocese of RI AC0009203100
PO Box 92750
Rochester, NY 14692-9950

Boston Biomedical Research                     99,273.8510              6.74%
Institute Inc.
Charitable Organization
64 Grove Street
Watertown, MA 02472-2829

Charles Schwab & Co. Inc.                      89,751.0600              6.09%
Reinvest Account
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122


The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

                              APPENDIX A - RATINGS


Moody's Investors Service, Inc.

Preferred Stock Ratings

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  o   Leading market positions in well-established industries.
  o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Rating Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

             N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Short-Term Issue Credit Ratings

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

Fitch Inc. Ratings

International Long-Term Credit Ratings

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         International Short-Term Credit Ratings

         F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

Notes

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                           Independence Investment LLC
                       Proxy Voting Policy and Procedures


At Independence we recognize that many decisions regarding proxy voting may affect the value of a client's account, and, therefore, should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our principles and our process for voting proxies on securities held in client accounts where Independence has discretion to vote the proxies.

I.   General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5) It is our general policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not generally accept partial voting authority nor do we generally accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies and, in limited instances, certain clients such as labor unions may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances, in which case we will not have voting discretion but will vote in accordance with the client's direction. Other clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

We maintain a set of proxy voting guidelines that describe in greater detail how we generally vote specific issues for our clients. While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions. The guidelines are available to clients upon request. We will from time to time review this proxy voting policy and our guidelines and may adopt changes from time to time. Clients may contact the Compliance Office by calling 617-228-8603 or via e-mail at compliance@independence.com for a copy of our current guidelines or to obtain a record of how we voted the proxies for their account.

II.   Process

At Independence, the fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are generally responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate.

We currently use Institutional Shareholders Services, Inc. ("ISS") to monitor and complete the proxy voting process for our equity portfolio holdings. ISS is responsible for ascertaining that proxies are received, voted and sent back on a timely basis, as well as maintaining all of the proxy voting records with respect to our clients' holdings. Each day our proxy administrator sends ISS our complete list of portfolio holdings. ISS notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. ISS also provides us with an analysis of proxy issues and recommendations for voting, based on criteria that we have approved. Our analysts will consider ISS's recommendations, but voting will be based upon our own analysis. Our analysts direct the manner in which proxies are to be voted, and ISS completes the voting process.

We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our client, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

III.   Conflicts of Interest

We manage the assets of various public and private company clients, and invest in the equity securities of certain public companies on behalf of our clients. 1 We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships 2 or material personal/family relationships 3 with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee ("the Committee"). The Committee consists of the Head of US Equities, the Head of Fundamental Research and the members of the Compliance Office. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom we have a material business relationship, and requiring analysts to screen the proxies identified by ISS against such list and to bring such conflicts, and any other conflicts of which they are aware, to the attention of the Committee. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee, or the analyst responsible for voting the proxy, actually knows of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

1 It is Independence's general policy not to invest in private securities such as Rule 144A securities. If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.

2 For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Independence's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

Independence is a wholly owned subsidiary of John Hancock Life Insurance Company, which is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), a public company. It is our general policy not to acquire or hold JHFS stock on behalf of our clients. However, in the event that a client were to hold JHFS stock in a portfolio which we manage, and we were responsible for voting a JHFS proxy on behalf of the client, the Committee would decide on how to vote the JHFS proxy. The Committee would, in most cases, base its proxy voting decision according to the guidance provided by ISS. The Committee will document the rationale for its decision.

It is Independence's policy not to accept any input from any other person or entity, including its affiliates when voting proxies for any security. In the event that an Independence employee was contacted by any affiliate, or any other person or entity, other than ISS or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Office and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with a member of the Compliance Office, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.


3 For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will obtain information on a regular basis about (i) personal and/or family relationships between any Independence employee who is involved in the proxy voting process (e.g., analyst, portfolio manager, and/or members of the Proxy Voting Committee, as applicable) or senior executives, and directors or senior executives of issuers for which the adviser may vote proxies, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.



Adopted 8/03

                         THE ADVISORS' INNER CIRCLE FUND



INDEPENDENCE SMALL CAP PORTFOLIO

ANNUAL REPORT                                                   OCTOBER 31, 2003


[LOGO OMITTED]

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO
                                                             OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter .....................................................    1

Statement of Net Assets ..................................................    4

Statement of Operations ..................................................    8

Statement of Changes in Net Assets .......................................    9

Financial Highlights .....................................................   10

Notes to Financial Statements ............................................   11

Report of Independent Auditors ...........................................   15

Trustees and Officers of The Advisors' Inner Circle Fund .................   16

Notice to Shareholders ...................................................   24
--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------


October 31, 2003

Dear Shareholders:

The past year has been an unusual period for the stock market. After two and a half years of decline, stocks began to pick up at the beginning of October, 2002 and over the following 12 months, all the major indexes moved higher. The gains, however, were uneven. The NASDAQ Composite Index was up 45.98% for the year ended October 31, 2003 while the small cap Russell 2000 Index rose 43.36% and the S&P 500 Index increased 20.80%. The disparity in index performance reflects, in part, the types of stocks that led the market higher. In the small cap sector, some of the more speculative names turned in the best results. In general, these tended to be the stocks of companies with the lowest market capitalizations and companies that were unprofitable as well as the lowest priced stocks. With an emphasis on quality, profitable companies, the Portfolio underperformed the Russell 2000, with a return of 27.41%, but beat the S&P 500.

While the absence of stocks with more speculative characteristics certainly had an impact on our performance, there were both positive and negative contributors among the stocks that we did own. On the plus side were Select Medical, a health care facilities operator, Trimble Navigation, a supplier of equipment based on global positioning technology, and Doral Financial, the leading mortgage banker in Puerto Rico. All three reported strong earnings gains. On the other side of the slate were Network Associates, a security software company facing the threat of heightened competition, Scholastic, a publisher of books for children that reported disappointing sales, and Duane Reade, an operator of drugstores that was hurt by weakness in the New York City economy.

Investors continue to debate the direction of the U.S. economy. We think that the economy is on solid ground. As we move into 2004 and overall growth remains strong, we would expect market leadership to broaden. As that happens, we believe that we are well positioned to benefit.

Sincerely,

/s/ CHARLES S. GLOVSKY

Charles S. Glovsky, CFA
Senior Vice President

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

                           TEN LARGEST EQUITY HOLDINGS
                       (AS A PERCENTAGE OF THE PORTFOLIO)

  1. Cubic (3.14%)                               6. Penn National Gaming (2.71%)
  2. Doral Financial (2.89%)                     7. Waste Connections (2.62%)
  3. Excel Technology (2.88%)                    8. Progress Software (2.58%)
  4. Gaylord Entertainment (2.74%)               9. John H. Harland (2.56%)
  5. Philadelphia Consolidated Holding (2.73%)  10. FMC (2.55%)

                      DEFINITION OF THE COMPARATIVE INDICES
                      -------------------------------------

NASDAQ COMPOSITE INDEX is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National market system traded foreign common stocks and ADRs.

RUSSELL 2000 INDEX is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

RUSSELL 2000 VALUE INDEX is an unmanaged index composed of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P SMALL CAP 600 INDEX is an unmanaged capitalization-weighted index representing all major industries in the Small Cap segment of the U.S. stock market.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

----------------------------------
   AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2003
----------------------------------
One Year    3 Year   Inception to
 Return     Return       Date
----------------------------------
 27.41%      3.43%      10.40%
----------------------------------

                              [LINE GRAPH OMITTED]
                   PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

               INDEPENDENCE                                           S&P SMALL
                 SMALL CAP          RUSSELL       RUSSELL 2000         CAP 600
                 PORTFOLIO        2000 INDEX       VALUE INDEX          INDEX
12/16/98*         $10,000          $10,000           $10,000           $10,000
Oct 99            $ 9,439          $10,278           $ 9,508           $ 9,969
Oct 00            $14,638          $12,068           $11,153           $12,489
Oct 01            $13,186          $10,535           $12,129           $11,686
Oct 02            $12,713          $ 9,316           $11,822           $11,244
Oct 03            $16,198          $13,356           $16,585           $15,019


 * Beginning of operations. Index comparisons began on 11/30/98.
** If the Adviser had not limited certain expenses, the Portfolio's total return would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN
    AND VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT, WHEN
     REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX
 RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE
     INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT
                ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 2.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO
                                                             OCTOBER 31, 2003
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 COMMON STOCK -- 98.6%
--------------------------------------------------------------------------------

                                                             SHARES     VALUE
                                                            ------  ------------

AEROSPACE/DEFENSE EQUIPMENT -- 1.7%
   Triumph Group* ........................................    8,100 $   264,465
                                                                    -----------
BANKING -- 13.3%
   Boston Private Financial Holdings .....................   13,600     346,392
   Doral Financial .......................................    9,000     454,500
   Fidelity Southern .....................................   18,600     241,800
   First Community Bancorp ...............................   10,600     371,000
   Unizan Financial ......................................   15,500     316,510
   W Holding .............................................   15,300     356,337
                                                                    -----------
                                                                      2,086,539
                                                                    -----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.9%
   Lin TV, Cl A* .........................................   13,500     304,425
                                                                    -----------
CHEMICALS -- 5.9%
   Chattem* ..............................................   17,200     252,324
   FMC* ..................................................   14,300     400,543
   RPM International .....................................   18,800     271,660
                                                                    -----------
                                                                        924,527
                                                                    -----------
COAL MINING -- 1.5%
   Consol Energy .........................................   10,600     230,020
                                                                    -----------
COMPUTERS & SERVICES -- 9.4%
   Actuate* ..............................................   52,500     186,900
   Avocent* ..............................................    5,400     204,120
   Hyperion Solutions* ...................................   10,000     334,900
   MSC.Software* .........................................   32,900     338,870
   Progress Software* ....................................   18,400     406,088
                                                                    -----------
                                                                      1,470,878
                                                                    -----------
ELECTRONICS -- 6.0%
   Cubic .................................................   17,400     494,160
   Excel Technology* .....................................   16,100     453,215
                                                                    -----------
                                                                        947,375
                                                                    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO
                                                             OCTOBER 31, 2003
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                             SHARES     VALUE
                                                            ------  ------------

ENTERTAINMENT -- 5.5%
   Gaylord Entertainment* ................................   16,000 $   431,200
   Penn National Gaming* .................................   18,000     426,420
                                                                    -----------
                                                                        857,620
                                                                    -----------
ENVIRONMENTAL SERVICES -- 2.6%
   Waste Connections* ....................................   11,900     412,692
                                                                    -----------
INSURANCE -- 2.7%
   Philadelphia Consolidated Holding* ....................    9,100     429,065
                                                                    -----------
MACHINERY -- 5.0%
   Clarcor ...............................................    5,400     219,510
   Cooper Cameron* .......................................    5,200     222,664
   Terex* ................................................   15,500     349,680
                                                                    -----------
                                                                        791,854
                                                                    -----------
MEASURING DEVICES -- 4.4%
   FEI* ..................................................   16,200     384,750
   Trimble Navigation ....................................   10,900     301,385
                                                                    -----------
                                                                        686,135
                                                                    -----------
MEDICAL PRODUCTS & SERVICES -- 15.3%
   America Service Group* ................................    7,500     193,500
   Cantel Medical* .......................................   11,500     166,750
   DaVita* ...............................................    4,700     164,970
   Enzon* ................................................   27,400     305,784
   Hologic ...............................................   23,900     325,040
   Inverness Medical Innovations* ........................   13,400     359,120
   LifePoint Hospitals* ..................................   13,600     349,656
   Respironics* ..........................................    3,700     154,253
   Select Medical* .......................................   11,600     389,412
                                                                    -----------
                                                                      2,408,485
                                                                    -----------
OFFICE FURNITURE & FIXTURES -- 1.0%
   General Binding* ......................................   11,400     158,004
                                                                    -----------
PETROLEUM & FUEL PRODUCTS -- 1.7%
   Newfield Exploration* .................................    6,500     258,245
                                                                    -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO
                                                             OCTOBER 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                             SHARES     VALUE
                                                             ------ ------------

PRINTING & PUBLISHING -- 4.0%
   Courier ...............................................    4,200 $   230,244
   John H. Harland .......................................   14,800     403,004
                                                                    -----------
                                                                        633,248
                                                                    -----------
PROFESSIONAL SERVICES -- 1.9%
   Jacobs Engineering Group* .............................    6,500     301,080
                                                                    -----------
RAILROADS -- 2.5%
   Genesee & Wyoming, Cl A* ..............................   16,000     388,960
                                                                    -----------
RETAIL -- 7.3%
   BJ's Wholesale Club* ..................................   15,100     387,919
   Cost Plus* ............................................    7,600     348,612
   Duane Reade* ..........................................   17,800     244,750
   Linens `N Things* .....................................    5,700     168,264
                                                                    -----------
                                                                      1,149,545
                                                                    -----------
TRUCKING -- 2.5%
   Overnite ..............................................    9,000     199,440
   Yellow* ...............................................    6,000     197,100
                                                                    -----------
                                                                        396,540
                                                                    -----------
WATER UTILITIES -- 2.5%
   Philadelphia Suburban .................................   16,800     396,816
                                                                    -----------
   TOTAL COMMON STOCK
      (Cost $12,454,367)..................................           15,496,518
                                                                    -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO
                                                             OCTOBER 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT -- 2.8%
--------------------------------------------------------------------------------
                                                             SHARES     VALUE
                                                             ------ ------------

   HighMark Diversified Money Market Fund
      (Cost $431,813).....................................  431,813 $   431,813
                                                                    -----------
   TOTAL INVESTMENTS -- 101.4%
      (Cost $12,886,180)..................................           15,928,331
                                                                    -----------

--------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES -- (1.4)%
--------------------------------------------------------------------------------
   Investment Advisory Fees Receivable....................                2,222
   Administration Fees Payable............................              (10,617)
   Other Assets and Liabilities, Net......................             (211,062)
                                                                    -----------
   TOTAL OTHER ASSETS AND LIABILITIES.....................             (219,457)
                                                                    -----------

--------------------------------------------------------------------------------
 NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
   Paid in Capital........................................           12,483,376
   Accumulated Net Realized Gain on Investments...........              183,347
   Net Unrealized Appreciation on Investments.............            3,042,151
                                                                    -----------
   TOTAL NET ASSETS -- 100.0%.............................          $15,708,874
                                                                    ===========
   INSTITUTIONAL CLASS SHARES
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)...........            1,561,000
   Net Asset Value, Offering and Redemption
      Price Per Share.....................................               $10.06
                                                                         ======


  *  NON-INCOME PRODUCING SECURITY
 CL  CLASS


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO
                                                             FOR THE YEAR ENDED
                                                             OCTOBER 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends .......................................................... $   79,972
Interest ...........................................................      7,025
Less: Foreign Taxes Withheld .......................................       (857)
                                                                     ----------
   TOTAL INCOME ....................................................     86,140
                                                                     ----------
EXPENSES
Administration Fees ................................................    125,000
Investment Advisory Fees ...........................................    120,587
Transfer Agent Fees ................................................     44,008
Printing Fees ......................................................     20,739
Audit Fees .........................................................     14,538
Registration and Filing Fees .......................................     12,856
Shareholder Servicing Fees .........................................     12,274
Legal Fees .........................................................     11,965
Trustees' Fees .....................................................      3,875
Custodian Fees .....................................................      2,280
Other Expenses .....................................................        384
                                                                     ----------
   TOTAL EXPENSES ..................................................    368,506
Less:
Waiver of Investment Advisory Fees .................................   (120,587)
Reimbursement of Expenses by Investment Advisor ....................    (80,890)
                                                                     ----------
   NET EXPENSES ....................................................    167,029
                                                                     ----------
NET INVESTMENT LOSS ................................................    (80,889)
                                                                     ----------
NET REALIZED GAIN ON INVESTMENTS ...................................    220,016
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS ...............  3,502,346
                                                                     ----------
NET GAIN ON INVESTMENTS ............................................  3,722,362
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............... $3,641,473
                                                                     ==========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           YEAR ENDED     YEAR ENDED
                                                           OCTOBER 31,    OCTOBER 31,
                                                              2003           2002
                                                           -----------    -----------
OPERATIONS:
   Net Investment Loss .................................   $   (80,889)   $  (226,885)
   Net Realized Gain on Investments ....................       220,016        726,619
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments .....................     3,502,346     (1,276,705)
                                                           -----------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................     3,641,473       (776,971)
                                                           -----------    -----------
DISTRIBUTIONS:
   Net Realized Gain ...................................      (523,000)    (3,744,417)
                                                           -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
   Issued ..............................................    14,056,679      4,400,433
   In Lieu of Cash Distributions .......................       522,986      3,730,529
   Redeemed ............................................   (13,166,296)    (2,310,035)
                                                           -----------    -----------
   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS: .......     1,413,369      5,820,927
                                                           -----------    -----------
         TOTAL INCREASE IN NET ASSETS ..................     4,531,842      1,299,539
                                                           -----------    -----------
NET ASSETS:
   Beginning of Period .................................    11,177,032      9,877,493
                                                           -----------    -----------
   End of Period .......................................   $15,708,874    $11,177,032
                                                           ===========    ===========

SHARE TRANSACTIONS:
   Shares Issued .......................................     1,750,693        443,027
   In Lieu of Cash Distributions .......................        65,784        393,101
   Redeemed ............................................    (1,615,949)      (235,826)
                                                           -----------    -----------
   NET INCREASE IN SHARES OUTSTANDING FROM
     SHARE TRANSACTIONS: ...............................       200,528        600,302
                                                           ===========    ===========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              SELECTED PER SHARE DATA & RATIOS
                                                                                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            INSTITUTIONAL CLASS SHARES
                                                  ----------------------------------------------------------------------------
                                                                                                                   DECEMBER 16
                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED      1998*** TO
                                                  OCTOBER 31,      OCTOBER 31,    OCTOBER 31,      OCTOBER 31,     OCTOBER 31,
                                                     2003            2002(2)         2001              2000            1999
                                                  -----------      -----------    -----------      -----------     -----------
Net Asset Value,
   Beginning of Period .........................    $  8.22          $ 12.99        $14.64           $  9.44         $ 10.00
                                                    -------          -------        ------           -------         -------
Income from Investment
  Operations:
    Net Investment Loss ........................      (0.05)           (0.16)        (0.29)            (0.12)          (0.09)
   Net Realized and Unrealized
      Gain (Loss) ..............................       2.22             0.36(1)      (1.17)             5.32           (0.47)
                                                    -------          -------        ------           -------         -------
   Total from Investment
   Operations ..................................       2.17             0.20         (1.46)             5.20           (0.56)
                                                    -------          -------        ------           -------         -------
Distributions:
Net Realized Gain ..............................      (0.33)           (4.97)        (0.19)               --              --
                                                    -------          -------        ------           -------         -------
Total Distributions ............................      (0.33)           (4.97)        (0.19)               --              --
                                                    -------          -------        ------           -------         -------
Net Asset Value, End of Period .................    $ 10.06          $  8.22        $12.99           $ 14.64         $  9.44
                                                    =======          =======        ======           =======         =======

TOTAL RETURN+ ..................................      27.41%           (3.59)%       (9.92)%           55.08%          (5.60)%**
                                                    =======          =======        ======           =======         =======

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
   (Thousands) .................................    $15,709          $11,177        $9,877           $24,219         $15,893
Ratio of Expenses to Average
   Net Assets ..................................       1.18%            2.28%         1.97%             1.39%           1.85%*
Ratio of Expenses to Average Net
   Assets (Excluding Waivers
   and/or Reimbursements) ......................       2.60%            2.69%         2.07%             1.49%           1.95%*
Ratio of Net Investment Loss to
   Average Net Assets ..........................      (0.57)%          (1.92)%       (1.54)%           (0.95)%         (1.11)%*
Portfolio Turnover Rate ........................         79%              92%           65%               84%             91%

  *  ANNUALIZED
 **  NOT ANNUALIZED
***  COMMENCEMENT OF OPERATIONS
  + RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE THE REDEMPTION OF PORTFOLIO SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED BY THE ADVISER DURING THE PERIODS INDICATED.
(1) THE AMOUNT SHOWN FOR THE YEAR ENDED OCTOBER 31, 2002 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASE OF PORTFOLIO SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE PORTFOLIO.
(2) ON JUNE 24, 2002, THE ADVISORS' INNER CIRCLE FUND INDEPENDENCE SMALL CAP PORTFOLIO ACQUIRED THE ASSETS AND LIABILITIES OF THE UAM INDEPENDENCE SMALL CAP PORTFOLIO, A SERIES OF THE UAM FUNDS, INC. THE OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND INDEPENDENCE SMALL CAP PORTFOLIO PRIOR TO THE ACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM INDEPENDENCE SMALL CAP PORTFOLIO. SEE NOTE 1 IN NOTES TO THE FINANCIAL STATEMENTS.
AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 portfolios. The financial statements herein are those of the Independence Small Cap Portfolio (the "Portfolio"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies.

On June 7, 2002, the shareholders of the UAM Independence Small Cap Portfolio (the "UAM Portfolio"), a series of the UAM Funds, Inc., (the "UAM Funds"), voted to approve a tax-free reorganization of the UAM Portfolio through a transfer of all assets and liabilities to The Advisors' Inner Circle Fund Independence Small Cap Portfolio (the "Reorganization"). The Reorganization took place on June 24, 2002.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America.

     USE OF ESTIMATES -- Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, and for which quotations are readily available are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities that are quoted on a National Market System are valued at the official closing price. Money Market Securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. Securities for which prices are not available, of which there were none as of October 31, 2003, will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date. Costs used in determining realized gains and losses

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------


     on  the  sale  of   investment   securities   are  based  on  the  specific
     identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. As of October 31, 2003, no repurchase agreements were held by the Portfolio.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Portfolio had entered into an agreement effective June 24, 2002 with the Distributor to act as an agent in placing repurchase agreements for the Portfolio. The Distributor received no fees for the year ended October 31, 2003. As of October 24, 2003, this agreement was discontinued.

4. ADMINISTRATION, DISTRIBUTION AND TRANSFER AGENT AGREEMENTS:
The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolio's average daily net assets. For the year ended October 31, 2003, the Administrator was paid 0.88% of the average daily net assets.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------


The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolio that are serviced by the financial representative.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

Under the terms of an investment advisory agreement, Independence Investment LLC (the "Adviser"), an affiliate of John Hancock Financial Services, Inc., provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.85% of average daily net assets of the Portfolio. Effective June 24, 2002, the Adviser contractually agreed to waive and/or reimburse fees in order to limit total expenses at 1.85% of average daily net assets. In addition, effective November 19, 2002, the Adviser voluntarily agreed to further limit total expenses at 1.15% of average daily net assets. The Adviser may discontinue all or part of their voluntary waiver at any time. Previously, total expenses were not limited.

Union Bank of California, N.A. acts as custodian (the "Custodian") for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

6. INVESTMENT TRANSACTIONS:

For the the year ended October 31, 2003, the Portfolio made purchases of $11,737,591 and sales of $10,585,471 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. FEDERAL TAX INFORMATION:

It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Permanent book and tax differences resulted in

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------


reclassification of a $80,889 increase to undistributed net investment income and a $80,889 decrease to paid in capital. These book and tax differences were solely attributable to net operating losses which can not be carried forward for Federal income tax purposes. These reclassifications had no effect on net assets or net asset value.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

The tax character of dividends and distributions paid during the last two years were as follows:

                          ORDINARY               LONG-TERM
                           INCOME              CAPITAL GAIN            TOTAL
                         ----------            ------------          ----------
2003                      $309,169              $  213,831           $  523,000
2002                       277,590               3,466,827            3,744,417

As of October 31, 2003, the components of Distributable Earnings were as follows:

     Long Term Capital Gain                                        $  204,988
     Net Unrealized Appreciation                                    3,020,510
                                                                   ----------
     Total Distributable Earnings                                  $3,225,498
                                                                   ==========

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Portfolio that may be carried forward for a maximum period of eight years and applied against future capital gains. As of October 31, 2003, there were no capital loss carryforwards.

For Federal income tax purposes, the cost of securities owned at October 31, 2003, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at October 31, 2003, were as follows:

          FEDERAL           APPRECIATED      DEPRECIATED     NET UNREALIZED
         TAX COST           SECURITIES       SECURITIES       APPRECIATION
      ---------------     ---------------  ---------------   ---------------
        $12,907,821         $3,346,499       $(325,989)        $3,020,510

8. OTHER:

At October 31, 2003, 71% of total shares outstanding were held by two record shareholders, each owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
Independence Small Cap Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Independence Small Cap Portfolio (one of the portfolios constituting the Advisors' Inner Circle Fund, hereafter referred to as the "Trust") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 19, 2003

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The following chart lists Trustees and Officers as of November 11, 2003.


                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                       TERM OF                                     IN THE ADVISORS'
                        POSITION(S)    OFFICE AND                                 INNER CIRCLE FUND
    NAME, ADDRESS,      HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY BOARD     OTHER DIRECTORSHIPS
         AGE 1          THE TRUST    TIME SERVED 2      DURING PAST 5 YEARS             MEMBER         HELD BY BOARD MEMBER 3
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
JOHN T. COONEY         Trustee       (Since 1993)   Vice Chairman of Ameritrust          45       Trustee of The Arbor Funds,
76 yrs. old                                         Texas N.A., 1989-1992, and                    The MDL Funds, and The Expedition
                                                    MTrust Corp., 1985-1989.                      Funds.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT A. PATTERSON    Trustee       (Since 1993)   Pennsylvania State University,       45       Member and Treasurer, Board of
76 yrs. old                                         Senior Vice President, Treasurer              Trustees of Grove City College.
                                                    (Emeritus); Financial and                     Trustee of The Arbor Funds,
                                                    Investment Consultant, Professor              The MDL Funds, and The
                                                    of Transportation since 1984;                 Expedition Funds.
                                                    Treasurer, Senior Vice President
                                                    (Emeritus), 1982-1984. Director,
                                                    Pennsylvania Research Corp.
------------------------------------------------------------------------------------------------------------------------------------
EUGENE B. PETERS       Trustee       (Since 1993)   Private investor from 1987 to        45       Trustee of The Arbor Funds,
74 yrs. old                                         present. Vice President and                   The MDL Funds, and The
                                                    Chief Financial officer, Western              Expedition Funds.
                                                    Company of North America
                                                    (petroleum service company),
                                                    1980-1986. President of Gene
                                                    Peters and Associates (import
                                                    company), 1978-1980. President
                                                    and Chief Executive Officer
                                                    of Jos. Schlitz Brewing
                                                    Company before 1978.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY        Trustee       (Since 1994)   Partner, Dechert (law firm)          45       Trustee of The Arbor Funds,
72 yrs. old                                         September 1987-December 1993.                 The MDL Funds, The Expedition
                                                                                                  Funds, SEI Asset Allocation Trust,
                                                                                                  SEI Daily Income Trust, SEI Index
                                                                                                  Funds, SEI Institutional
                                                                                                  International Trust, SEI
                                                                                                  Institutional Investments Trust,
                                                                                                  SEI Institutional Managed Trust,
                                                                                                  SEI Liquid Asset Trust. SEI Tax
                                                                                                  Exempt Trust, State Street
                                                                                                  Research Funds and Massachusetts
                                                                                                  Education Tax-Exempt Fund.
------------------------------------------------------------------------------------------------------------------------------------
1  Unless otherwise noted, the business address of each Trustee is SEI
   Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2  Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of
   Trust.
3  Directorships of companies required to report to the Securities and Exchange
   Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


                                     16 & 17


THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                       TERM OF                                     IN THE ADVISORS'
                        POSITION(S)    OFFICE AND                                 INNER CIRCLE FUND
    NAME, ADDRESS,      HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY BOARD     OTHER DIRECTORSHIPS
         AGE 1          THE TRUST    TIME SERVED 2      DURING PAST 5 YEARS             MEMBER         HELD BY BOARD MEMBER 3
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT
BOARD MEMBERS (CONTINUED)
------------------------
GEORGE J.              Trustee       (Since 1999)   Chief Executive Officer,             45       Trustee, Navigator Securities
SULLIVAN, JR.                                       Newfound Consultants Inc.                     Lending Trust, since 1995. Trustee
61 yrs. old                                         since April 1997. General                     of The Arbor Funds, The MDL Funds,
                                                    Partner, Teton Partners,                      The Expedition Funds, SEI Asset
                                                    L.P., June 1991-December 1996;                Allocation Trust, SEI Daily Income
                                                    Chief Financial Officer,                      Trust, SEI Index Funds,
                                                    Nobel partners, L.P., March                   SEI Institutional International
                                                    1991-December 1996; Treasurer                 Trust, SEI Institutional
                                                    and Clerk, Peak Asset                         Investments Trust, SEI
                                                    Management, Inc., since 1991.                 Institutional Managed Trust,
                                                                                                  SEI Liquid Asset Trust and
                                                                                                  SEI Tax Exempt Trust.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
--------------
ROBERT A. NESHER        Chairman     (Since 1991)   Currently performs various           45       Trustee of The Arbor Funds, Bishop
57 yrs. old            of the Board                 services on behalf of SEI                     Street Funds, The Expedition
                       of Trustees                  Investments for which Mr. Nesher              Funds, The MDL Funds, SEI Asset
                                                    is compensated. Executive Vice                Allocation Trust, SEI Daily Income
                                                    President of SEI Investments,                 Trust, SEI Index Funds, SEI
                                                    1986-1994. Director and                       Institutional International Trust,
                                                    Executive Vice President of                   SEI Institutional Investments
                                                    the Administrator and the                     Trust, SEI Institutional Managed
                                                    Distributor, 1981-1994.                       Trust, SEI Liquid Asset Trust,
                                                                                                  SEI Tax Exempt Trust. SEI
                                                                                                  Opportunity Master Fund, L.P.,
                                                                                                  SEI Opportunity Fund, L.P., SEI
                                                                                                  Absolute Return Master Fund, L.P.
                                                                                                  and SEI Absolute Return Fund, L.P.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN       Trustee       (Since 1992)   Partner, Morgan, Lewis               45       Trustee of The Arbor Funds, The
1701 Market Street,                                 & Bockius LLP (law firm),                     MDL Funds, The Expedition Funds,
Philadelphia, PA 19103                              counsel to the Trust, SEI                     Asset Allocation Trust, SEI Daily
63 yrs. old                                         Investments, the Administrator                Income Trust, SEI Index Funds, SEI
                                                    and the Distributor;                          Institutional International
                                                    Director of SEI Investments                   Trust, SEI Institutional
                                                    since 1974; Secretary of                      Investments Trust, SEI
                                                    SEI Investments since 1978.                   Institutional Managed Trust, SEI
                                                                                                  Liquid Asset Trust and SEI Tax
                                                                                                  Exempt Trust.
------------------------------------------------------------------------------------------------------------------------------------
1  Unless otherwise noted, the business address of each Trustee is SEI
   Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2  Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of
   Trust.
3  Directorships of companies required to report to the Securities and Exchange
   Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.



                                        18 & 19


THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                       TERM OF                                     IN THE ADVISORS'
                        POSITION(S)    OFFICE AND                                 INNER CIRCLE FUND
    NAME, ADDRESS,      HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY BOARD     OTHER DIRECTORSHIPS
         AGE 1          THE TRUST    TIME SERVED        DURING PAST 5 YEARS             MEMBER         HELD BY BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------
JAMES F. VOLK, CPA     President     (Since 2003)   Senior Operations Officer,          N/A                    N/A
41 yrs.old                                          SEI Investments, Fund
                                                    Accounting and Administration
                                                    since 1996. From 1993-1996,
                                                    Mr. Volk served as Assistant
                                                    Chief Accountant for the U.S.
                                                    Securities and Exchange Commission.
------------------------------------------------------------------------------------------------------------------------------------
JENNIFER               Controller    (Since 2001)   Director, SEI Investments,          N/A                    N/A
SPRATLEY, CPA          and Chief                    Fund Accounting and
34 yrs. old         Financial Officer               Administration since November
                                                    1999; Audit Manager, Ernst &
                                                    Young LLP from 1991-1999.
------------------------------------------------------------------------------------------------------------------------------------
PETER GOLDEN          Co-Controller  (Since 2003)   Director, SEI Investments,          N/A                    N/A
39 yrs. old            and Co-Chief                 Fund Accounting and Administration
                    Financial Officer               since June 2001. From March 2000
                                                    to 2001, Vice President of Funds
                                                    Administration for J.P. Morgan
                                                    Chase & Co. From 1997 to 2000,
                                                    Vice President of Pension and
                                                    Mutual Fund Accounting for Chase
                                                    Manhattan Bank.
------------------------------------------------------------------------------------------------------------------------------------
SHERRY K. VETTERLEIN        Vice     (Since 2001)   Vice President and Assistant        N/A                    N/A
41 yrs. old              President                  Secretary of SEI Investments
                       and Secretary                Global Funds Services and
                                                    SEI Investments Distribution
                                                    January 2001; Shareholder/Partner,
                                                    Co. since January 2001;
                                                    Shareholder/Partner, Buchanan
                                                    Ingersoll Professional
                                                    Corporation from 1992-2000.
------------------------------------------------------------------------------------------------------------------------------------
LYDIA A. GAVALIS           Vice      (Since 1998)   Vice President and Assistant        N/A                    N/A
39 yrs. old              President                  Secretary of SEI Investments,
                            and                     SEI Investments Global Funds
                         Assistant                  Services and SEI Investments
                         Secretary                  Distribution Co. since 1998;
                                                    Assistant General Counsel and
                                                    Director of Arbitration,
                                                    Philadelphia Stock Exchange
                                                    from 1989-1998.
------------------------------------------------------------------------------------------------------------------------------------
1  The business address of each officer is SEI Investments Company, 1 Freedom
   Valley Drive, Oaks, Pennsylvania 19456.

                                     20 & 21

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                        TERM OF                                    IN THE ADVISORS'
                        POSITION(S)    OFFICE AND                                 INNER CIRCLE FUND
    NAME, ADDRESS,      HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY BOARD     OTHER DIRECTORSHIPS
         AGE 1          THE TRUST     TIME SERVED       DURING PAST 5 YEARS             MEMBER         HELD BY BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------
TIMOTHY D. BARTO         Assistant   (Since 2000)   Vice President and Assistant        N/A                    N/A
35 yrs. old                Vice                     Secretary of SEI Investments
                         President                  Global Funds Services and SEI
                            and                     Investments Distribution Co.
                         Assistant                  since 1999; Associate, Dechert
                         Secretary                  (law firm) from 1997-1999;
                                                    Associate, Richter, Miller &
                                                    Finn (law firm) from 1994-1997.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM E. ZITELLI        Assistant  (Since 2000)   Vice President and Assistant        N/A                    N/A
35 yrs. old                 Vice                    Secretary of SEI Investments
                          President                 Global Funds Services and SEI
                             and                    Investments Distribution Co.
                          Secretary                 since 2000; Vice President,
                                                    Merrill Lynch & Co. Asset
                                                    Management Group from 1998 -
                                                    2000; Associate at Pepper
                                                    Hamilton LLP from 1997-1998.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTINE M. MCCULLOUGH     Vice     (Since 2000)   Vice President and Assistant        N/A                    N/A
43 yrs. old               President                 Secretary of SEI Investments
                            and                     Global Funds Services and SEI
                          Assistant                 Investments Distribution Co.
                          Secretary                 since 1999; Associate at White
                                                    and Williams LLP from 1991-1999.
------------------------------------------------------------------------------------------------------------------------------------
JOHN C. MUNCH              Vice      (Since 2001)   Vice President and Assistant        N/A                    N/A
32 yrs. old              President                  Secretary of SEI Investments
                            and                     Global Funds Services and SEI
                         Assistant                  Investments Distribution Co.
                         Secretary                  since 2001; Associate at Howard
                                                    Rice Nemorvoski Canady Falk &
                                                    Rabkin from 1998-2001; Associate
                                                    at Seward & Kissel from
                                                    1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
JOHN MUNERA                Vice      (Since 2002)   Middle Office Compliance Officer    N/A                    N/A
40 yrs. old              President                  at SEI Investments since 2000;
                            and                     Supervising Examiner at Federal
                         Assistant                  Reserve Bank of Philadelphia
                         Secretary                  from 1998-2000.
------------------------------------------------------------------------------------------------------------------------------------
CORI DAGGETT               Vice      (Since 2003)   Employed by SEI Investments         N/A                    N/A
42 yrs. old              President                  Company since 2003. Associate
                           and                      at Drinker Biddle & Reath from
                         Assistant                  1998-2003.
                         Secretary
------------------------------------------------------------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                     22 & 23

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

For shareholders that do not have an October 31, 2003 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2003 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2003, the Portfolio is designating the following items with regard to distributions paid during the year.

                                                                                        DIVIDEND
                      LONG TERM      QUALIFIED                                       QUALIFYING FOR       QUALIFYING
                     (20% RATE)        5 YEAR         ORDINARY                     CORPORATE DIVIDENDS   DIVIDEND INCOME
                    CAPITAL GAIN        GAIN           INCOME         TOTAL           RECEIVABLE           (15% TAX RATE
                   DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS     DEDUCTION (1)         FOR QDI) (2)
                   -------------   -------------   -------------   -------------   -------------------   ---------------
Independence
Small Cap
Portfolio              39.72%           0.00%          60.28%         100.00%             22.19%               0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of "Ordinary Income Distributions."

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of the Portfolio to designate the maximum amount permitted by the law.

    The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

NOTES

--------------------------------------------------------------------------------

                        INDEPENDENCE SMALL CAP PORTFOLIO
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                  800-791-4226

                                    ADVISER:
                           Independence Investment LLC
                                 Exchange Place
                                 53 State Street
                                Boston, MA 02109

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004








          This information must be preceded or accompanied by a current prospectus for the Portfolio described.

                         THE ADVISORS' INNER CIRCLE FUND



INDEPENDENCE SMALL CAP PORTFOLIO
SEMI-ANNUAL REPORT                                                APRIL 30, 2004


                          [Independence Logo omitted]

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO
                                                             APRIL 30, 2004
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter .....................................................    1
Statement of Net Assets ..................................................    3
Statement of Operations ..................................................    7
Statement of Changes in Net Assets .......................................    8
Financial Highlights .....................................................    9
Notes to Financial Statements ............................................   10
--------------------------------------------------------------------------------


A description of the policies and procedures that The Advisors' Inner Circle Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-791-4226; and (ii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) by calling 800-791-4226; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------


April 30, 2004

Dear Shareholders:

The six months ended April 30, 2004 was a mixed period for stocks. The S&P 500 and the Russell 2000 Indices both turned in solid performances. In contrast, the NASDAQ Composite Index declined slightly. This disparity reflected the underlying crosscurrents that were influencing the markets. Investors in general remained upbeat about the prospects for the economy and corporate earnings. However, there was a noticeable shift in market leadership. For most of calendar year 2003, more speculative issues were the top performers. These were the lower priced, more volatile, stocks of smaller companies, quite a few of which are unprofitable. In the last quarter of the year, better quality, more fundamentally sound, companies performed the best. That trend continued into the first part of calendar year 2004.

Since we tend to focus on strong fundamental situations, we were well positioned when the change in leadership developed and outperformed the major indices. As usual, we did well mostly on the strength of our individual stock selections. Several of our holdings appreciated significantly in the most recent half-year. These included CHATTEM, a consumer products company with some exciting new products, GENESEE & WYOMING, a railroad operator that is experiencing an improvement in shipments, and HOLOGIC, a provider of medical imaging equipment that recently introduced a promising new machine. Stocks that detracted from results included INVERNESS MEDICAL INNOVATIONS, a supplier of health care diagnostic products that is seeing some margin compression, as well as CRAY and WHITE ELECTRONIC DESIGNS, two technology companies that were affected by general weakness in that sector.

Investors are currently wrestling with the prospect of higher interest rates and what impact they may have on the market. Consequently, stocks have been volatile with no clear direction. For our part, we believe that our relatively concentrated portfolio of fundamentally sound companies that sell at attractive valuations will fare well, even in an uncertain environment.

Sincerely,


/s/Charles S. Glovsky
Charles S. Glovsky, CFA
Senior Vice President

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
                           TEN LARGEST EQUITY HOLDINGS
                       (AS A PERCENTAGE OF THE PORTFOLIO)

1. Gaylord  Entertainment  (2.78%)                 6. Warnaco Group (2.68%)
2. Hologic (2.74%)                                 7. Kroll (2.58%)
3. Philadelphia  Consolidated  Holding  (2.73%)    8. Genesee & Wyoming  (2.48%)
4.  Trimble  Navigation  (2.68%)                   9. USI  Holdings  (2.47%)
5. Chattem (2.68%)                                10. Kronos (2.33%)

                      DEFINITION OF THE COMPARATIVE INDICES
                     --------------------------------------
NASDAQ COMPOSITE INDEX is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National market system traded foreign common stocks and ADRs.

RUSSELL 2000 INDEX is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

RUSSELL 2000 VALUE INDEX is an unmanaged index composed of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P SMALL CAP 600 INDEX is an unmanaged capitalization-weighted index representing all major industries in the Small Cap segment of the U.S. stock market.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS' INNER CIRCLE FUND                       INDEPENDENCE
                                                      SMALL CAP PORTFOLIO
                                                      APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 COMMON STOCK -- 94.0%
--------------------------------------------------------------------------------
                                                          SHARES        VALUE
                                                        ---------   ------------
AEROSPACE/DEFENSE EQUIPMENT -- 1.4%
   Triumph Group* ......................................    7,500   $   241,125
                                                                    -----------
APPAREL/TEXTILES -- 2.7%
   Warnaco Group* ......................................   24,300       464,859
                                                                    -----------
BANKING -- 9.0%
   Boston Private Financial Holdings ...................   14,700       342,510
   Doral Financial .....................................    7,800       255,762
   Fidelity Southern ...................................   16,700       227,955
   First Community Bancorp .............................   11,400       389,310
   W Holding ...........................................   19,200       327,168
                                                                    -----------
                                                                      1,542,705
                                                                    -----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.6%
   Lin TV, Cl A* .......................................   12,100       272,129
                                                                    -----------
BUSINESS SERVICES -- 5.7%
   eFunds* .............................................   18,400       295,504
   Jacobs Engineering Group* ...........................    5,700       237,747
   Kroll* ..............................................   15,100       447,564
                                                                    -----------
                                                                        980,815
                                                                    -----------
CHEMICALS -- 3.8%
   Arch Chemicals ......................................   12,500       365,125
   Cytec Industries* ...................................    7,400       290,968
                                                                    -----------
                                                                        656,093
                                                                    -----------
COAL MINING -- 1.7%
   Arch Coal ...........................................    9,300       284,673
                                                                    -----------
COMPUTERS & SERVICES -- 12.7%
   Avocent* ............................................    8,900       285,601
   Borland Software* ...................................   27,800       229,350
   Cray* ...............................................   50,600       313,720
   Hyperion Solutions* .................................    9,600       368,448
   Kronos* .............................................   11,100       404,928
   MSC.Software* .......................................   30,000       279,600
   Progress Software* ..................................   14,400       295,200
                                                                    -----------
                                                                      2,176,847
                                                                    -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       INDEPENDENCE
                                                      SMALL CAP PORTFOLIO
                                                      APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
                                                          SHARES        VALUE
                                                        ---------   ------------
CONSUMER DISCRETIONARY -- 2.7%
   Chattem* ............................................   17,200   $   465,621
                                                                    -----------
ELECTRONICS -- 5.7%
   Cubic ...............................................   14,200       335,120
   Daktronics* .........................................   12,600       267,498
   Excel Technology* ...................................   11,200       379,008
                                                                    -----------
                                                                        981,626
                                                                    -----------
ENTERTAINMENT -- 2.8%
   Gaylord Entertainment* ..............................   15,400       482,636
                                                                    -----------
ENVIRONMENTAL SERVICES -- 1.8%
   Waste Connections* ..................................    7,600       306,052
                                                                    -----------
INSURANCE -- 7.5%
   Philadelphia Consolidated Holding* ..................    8,200       473,468
   Scottish Re Group ...................................   17,900       391,652
   USI Holdings* .......................................   28,300       428,745
                                                                    -----------
                                                                      1,293,865
                                                                    -----------
MACHINERY -- 2.4%
   Clarcor .............................................    5,400       237,708
   Grant Prideco* ......................................   11,600       176,900
                                                                    -----------
                                                                        414,608
                                                                    -----------
MEASURING DEVICES -- 4.4%
   Trimble Navigation* .................................   18,600       465,930
   White Electronic Designs* ...........................   38,500       279,125
                                                                    -----------
                                                                        745,055
                                                                    -----------
MEDICAL PRODUCTS & SERVICES -- 12.3%
   Candela* ............................................   34,600       366,414
   Cantel Medical* .....................................   19,800       326,700
   Hologic* ............................................   23,700       475,185
   Inverness Medical Innovations* ......................   15,100       284,635
   LifePoint Hospitals* ................................    8,000       286,080
   Select Medical ......................................   15,900       301,305
   Synovis Life Technologies* ..........................    3,900        62,400
                                                                    -----------
                                                                      2,102,719
                                                                    -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       INDEPENDENCE
                                                      SMALL CAP PORTFOLIO
                                                      APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------
                                                          SHARES        VALUE
                                                        ---------   ------------
OFFICE FURNITURE & FIXTURES -- 0.9%
   General Binding* ....................................   11,300   $   158,200
                                                                    -----------
PETROLEUM & FUEL PRODUCTS -- 3.7%
   Forest Oil* .........................................    9,300       244,125
   Newfield Exploration* ...............................    7,500       395,100
                                                                    -----------
                                                                        639,225
                                                                    -----------
PRINTING & PUBLISHING -- 1.4%
   Courier .............................................    6,000       244,500
                                                                    -----------
RAILROADS -- 2.5%
   Genesee & Wyoming* ..................................   18,700       431,035
                                                                    -----------
RETAIL -- 3.2%
   Cache* ..............................................   14,300       400,400
   Galyan's Trading* ...................................    3,200        30,368
   Kirkland's* .........................................    4,600        83,030
   ShopKo Stores* ......................................    2,200        29,172
                                                                    -----------
                                                                        542,970
                                                                    -----------
TRUCKING -- 2.1%
   Overnite ............................................   15,100       362,400
                                                                    -----------
WATER UTILITIES -- 2.0%
   Aqua America ........................................   17,100       349,695
                                                                    -----------
   Total Common Stock
      (Cost $13,359,751) ...............................             16,139,453
                                                                    -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       INDEPENDENCE
                                                      SMALL CAP PORTFOLIO
                                                      APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS -- 7.2%
--------------------------------------------------------------------------------
                                                          SHARES        VALUE
                                                        ---------   ------------
   HighMark Diversified Money Market Fund ..............  692,579   $   692,579
   HighMark U.S. Government Money Market Fund ..........  541,018       541,018
                                                                    -----------
   TOTAL SHORT-TERM INVESTMENTS
      (Cost $1,233,597) ................................              1,233,597
                                                                    -----------
   TOTAL INVESTMENTS -- 101.2%
      (Cost $14,593,348) ...............................             17,373,050
                                                                    -----------

--------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES --  (1.2)%
--------------------------------------------------------------------------------
   Receivable due from Investment Adviser ..............                  5,458
   Administration Fees Payable .........................                (10,274)
   Trustees' Fees Payable ..............................                 (1,629)
   Other Assets and Liabilities, Net ...................               (193,074)
                                                                    -----------
   TOTAL OTHER ASSETS AND LIABILITIES ..................               (199,519)
                                                                    -----------

--------------------------------------------------------------------------------
 NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
   Paid-in Capital .....................................             12,412,558
   Accumulated net investment loss .....................                (56,090)
   Accumulated net realized gain on investments ........              2,037,361
   Net unrealized appreciation on investments ..........              2,779,702
                                                                    -----------
   TOTAL NET ASSETS-- 100.0% ...........................            $17,173,531
                                                                    ===========
   INSTITUTIONAL CLASS SHARES
   Outstanding Shares of beneficial interest
      (unlimited authorization-- no par value)                        1,545,225
   Net Asset Value, Offering and Redemption
      Price Per Share                                                    $11.11
                                                                         ======
  *  NON-INCOME PRODUCING SECURITY
 CL  CLASS


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       INDEPENDENCE
                                                      SMALL CAP PORTFOLIO
                                                      FOR THE SIX MONTHS ENDED
                                                      APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends .......................................................    $   36,439
Interest ........................................................           611
Less: Foreign Taxes Withheld ....................................          (443)
                                                                     ----------
   TOTAL INCOME .................................................        36,607
                                                                     ----------
EXPENSES
Investment Advisory Fees ........................................        68,514
Administration Fees .............................................        62,330
Trustees' Fees ..................................................         2,230
Transfer Agent Fees .............................................        25,986
Printing Fees ...................................................        10,470
Audit Fees ......................................................         7,748
Registration and Filing Fees ....................................         7,628
Legal Fees ......................................................         6,962
Shareholder Servicing Fees ......................................         5,980
Custodian Fees ..................................................           856
Other Expenses ..................................................         1,136
                                                                     ----------
   TOTAL EXPENSES ...............................................       199,840
Less:
Waiver of Investment Advisory Fees ..............................       (68,514)
Reimbursement of Expenses by Investment Adviser .................       (38,629)
                                                                     ----------
   NET EXPENSES .................................................        92,697
                                                                     ----------
NET INVESTMENT LOSS .............................................       (56,090)
                                                                     ----------
NET REALIZED GAIN ON INVESTMENTS ................................     2,059,047
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS ............      (262,449)
                                                                     ----------
NET GAIN ON INVESTMENTS .........................................     1,796,598
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............    $1,740,508
                                                                     ==========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED
                                                          APRIL 30,    YEAR ENDED
                                                            2004       OCTOBER 31,
                                                         (UNAUDITED)      2003
                                                         ----------    ----------
OPERATIONS:
   Net Investment Loss ..............................   $   (56,090)    $  (80,889)
   Net Realized Gain on Investments .................     2,059,047        220,016
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments ..................      (262,449)     3,502,346
                                                        -----------     ----------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ......................     1,740,508      3,641,473
                                                        -----------     ----------
DISTRIBUTIONS:
   Net Realized Gain ................................      (205,033)      (523,000)
                                                        -----------     ----------
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
   Issued ...........................................     1,680,873     14,056,679
   In Lieu of Cash Distributions ....................       204,967        522,986
   Redemption Fees -- Note 2 ........................            59             --
   Redeemed .........................................    (1,956,717)   (13,166,296)
                                                        -----------     ----------
   NET INCREASE (DECREASE) FROM CAPITAL SHARE
     TRANSACTIONS ...................................       (70,818)     1,413,369
                                                        -----------     ----------
         TOTAL INCREASE IN NET ASSETS ...............     1,464,657      4,531,842
                                                        -----------     ----------
NET ASSETS:
   Beginning of Period ..............................    15,708,874     11,177,032
                                                        -----------     ----------
   End of Period (including accumulated net
     investment loss of $56,090 and $0, respectively)   $17,173,531    $15,708,874
                                                        ===========     ==========

SHARE TRANSACTIONS:
   Shares Issued ....................................       148,575      1,750,693
   In Lieu of Cash Distributions ....................        20,274         65,784
   Redeemed .........................................      (184,624)    (1,615,949)
                                                        -----------     ----------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING FROM
     SHARE TRANSACTIONS .............................       (15,775)       200,528
                                                        ===========     ==========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         INSTITUTIONAL CLASS SHARES
                             -----------------------------------------------------------------------------------
                             SIX MONTHS
                                 ENDED                                                              DECEMBER 16
                               APRIL 30,   YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED     1998*** TO
                                 2004      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                             (UNAUDITED)      2003          2002(2)        2001          2000           1999
                              ---------     -------         -------       ------        -------       -------
Net Asset Value,
   Beginning of Period ......   $ 10.06     $  8.22         $ 12.99       $14.64        $  9.44       $ 10.00
                                -------     -------         -------       ------        -------       -------
Income from Operations:
    Net Investment Loss .....     (0.04)      (0.05)          (0.16)       (0.29)         (0.12)        (0.09)
   Net Realized and
   Unrealized
      Gain (Loss) ...........      1.23        2.22            0.36(1)     (1.17)          5.32         (0.47)
                                -------     -------         -------       ------        -------       -------
   Total from
   Operations ...............      1.19        2.17            0.20        (1.46)          5.20         (0.56)
                                -------     -------         -------       ------        -------       -------
Distributions:
Net Realized Gain ...........     (0.14)      (0.33)          (4.97)       (0.19)            --            --
                                -------     -------         -------       ------        -------       -------
Total Distributions .........     (0.14)      (0.33)          (4.97)       (0.19)            --            --
                                -------     -------         -------       ------        -------       -------
Net Asset Value,
   End of Period ............   $ 11.11     $ 10.06         $  8.22       $12.99        $ 14.64       $  9.44
                                =======     =======         =======       ======        =======       =======
TOTAL RETURN+ ...............     11.92%**   27.41%           (3.59)%      (9.92)%        55.08%        (5.60)%**
                                =======     =======         =======       ======        =======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
   (Thousands) ..............   $17,174     $15,709         $11,177       $9,877        $24,219       $15,893
Ratio of Expenses to
   Average Net Assets .......      1.15%*     1.18%            2.28%        1.97%          1.39%         1.85%*
Ratio of Expenses to
   Average Net  Assets
   (Excluding Waivers
   and/or Reimbursements) ...      2.48%*     2.60%            2.69%        2.07%          1.49%         1.95%*
Ratio of Net Investment
   Loss to Average
   Net Assets ...............     (0.70)%*   (0.57)%          (1.92)%      (1.54)%        (0.95)%       (1.11)%*
Portfolio Turnover Rate .....        47%        79%              92%          65%            84%           91%


  *  ANNUALIZED
 **  NOT ANNUALIZED
***  COMMENCEMENT OF OPERATIONS
+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE THE REDEMPTION OF PORTFOLIO SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED BY THE ADVISER DURING THE PERIODS INDICATED.
(1) THE AMOUNT SHOWN FOR THE YEAR ENDED OCTOBER 31, 2002 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASE OF PORTFOLIO SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE PORTFOLIO.
(2) ON JUNE 24, 2002, THE ADVISORS' INNER CIRCLE FUND INDEPENDENCE SMALL CAP PORTFOLIO ACQUIRED THE ASSETS AND LIABILITIES OF THE UAM INDEPENDENCE SMALL CAP PORTFOLIO, A SERIES OF THE UAM FUNDS, INC. THE OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND INDEPENDENCE SMALL CAP PORTFOLIO PRIOR TO THE ACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM INDEPENDENCE SMALL CAP PORTFOLIO.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 portfolios. The financial statements herein are those of the Independence Small Cap Portfolio (the "Portfolio"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America.

     USE OF ESTIMATES -- Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, and for which quotations are readily available are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities that are quoted on a National Market System are valued at the official closing price. Money Market Securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Securities for which prices are not available, of which there were none as of April 30, 2004, will be valued at fair value as determined in good faith in accordance with procedures approved by the Trust's Board of Trustees.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The Portfolio retains a redemption fee of 2% on redemptions of capital shares held for less than 90 days. For the six months ended April 30, 2004 there were $59 in redemption fees retained by the Portfolio.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.  ADMINISTRATION,  DISTRIBUTION,  SHAREHOLDER  SERVICING  AND  TRANSFER  AGENT
AGREEMENTS:

The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolio's average daily net assets. For the six months ended April 30, 2004, the Administrator was paid 0.77% of the average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
     Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolio that are serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio's transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
Under the terms of an investment advisory agreement, Independence Investment LLC (the "Adviser"), an affiliate of John Hancock Financial Services, Inc., provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.85% of average daily net assets of the Portfolio. The Adviser voluntarily agreed to waive and/or reimburse fees in order to limit total expenses at 1.15% of average daily net assets. The Adviser may discontinue all or part of their voluntary waiver at any time.

Union Bank of California, N.A. acts as custodian (the "Custodian") for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

6. INVESTMENT TRANSACTIONS:
For the the six months ended April 30, 2004 the Portfolio made purchases of $7,513,664 and sales of $8,496,327 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. FEDERAL TAX INFORMATION:

It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions may result in

THE ADVISORS' INNER CIRCLE FUND                              INDEPENDENCE
                                                             SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

The tax character of dividends and distributions paid during the years ended October 31, 2003 and October 31, 2002 were as follows:

                          ORDINARY               LONG-TERM
                           INCOME              CAPITAL GAIN            TOTAL
                          --------             ------------          -----------
2003                      $309,169               $ 213,831           $  523,000
2002                       277,590               3,466,827            3,744,417


As of October 31, 2003, the components of Distributable Earnings were as follows:

     Long Term Capital Gain                                        $  204,988
     Net Unrealized Appreciation                                    3,020,510
                                                                   ----------
     Total Distributable Earnings                                  $3,225,498
                                                                   ==========

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Portfolio that may be carried forward for a maximum period of eight years and applied against future capital gains. As of October 31, 2003, there were no capital loss carryforwards.

For Federal income tax purposes, the cost of securities owned at April 30, 2004, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at April 30, 2004, were as follows:

          FEDERAL           APPRECIATED      DEPRECIATED     NET UNREALIZED
         TAX COST           SECURITIES       SECURITIES       APPRECIATION
        -----------         ----------       ---------       --------------
        $14,593,348         $3,145,814       $(366,112)        $2,779,702

8. OTHER:

At April 30, 2004, 71% of total shares outstanding were held by two record shareholders, each owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

                        INDEPENDENCE SMALL CAP PORTFOLIO
                                P.O. Box 219009
                              Kansas City, MO 64121
                                  800-791-4226

                                    ADVISER:
                           Independence Investment LLC
                                 Exchange Place
                                 53 State Street
                                Boston, MA 02109

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004




          This information must be preceded or accompanied by a current prospectus for the Portfolio described.

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Equity Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 2-92548 and 811-4079), which information is incorporated herein by reference.

ITEM 16. EXHIBITS
1                  Registrant's Amended and           Filed as Exhibit 99.a to Registrant's Registration
                   Restated Declaration of Trust.     Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 19 (file
                                                      nos. 811-4079 and 2-92548 on August 14, 2000;
                                                      accession no. 0001010521-00-000383) ("PEA 19").

1.1                Amendment to Declaration of        Filed as Exhibit 99.a.1 to PEA 19 and incorporated
                   Trust.                             herein by reference.

1.2                Amendment to Declaration of        Filed as Exhibit 99.a.2 to Registrant's Registration
                   Trust.                             Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 23 (file
                                                      nos. 811- 4079 and 2-92548 on October 1, 2001;
                                                      accession no. 0001010521-01-500181) ("PEA 23").

1.3                Amendment to Declaration of        Filed as Exhibit 99.a.3 to Registrant's Registration
                   Trust.                             Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 24 (file
                                                      nos. 811-4079 and 2-92548 on December 27, 2001;
                                                      accession no. 0001010521-01-500303) ("PEA 24").





1.4                Amendment to Declaration of Trust  Filed as Exhibit 99.a.4 to Registrant's Registration
                                                      Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 27 (file
                                                      nos. 811-4079 and 2-92548 on December 10, 2003;
                                                      accession no. 0001010521-04-000072("PEA 27").

1.5                Amendment to Declaration of Trust  Filed as Exhibit 99.95 to Registrant's Registration
                                                      Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 28
                                                      (file nos. 811-4079 and 2-92548 on September 15, 2004;
                                                      accession no.0001010521-04-000216 ) ("PEA 28").

2                  Amended and Restated By-Laws of    Filed as Exhibit 99.b to Registrant's Registration
                   Registrant.                        Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 14 (file
                                                      nos. 811-4079 and 2-92548 on February 25, 1997;
                                                      accession no. 0001010521-97-000214)
                                                      ("PEA 14").

2.1                Amendment to Amended and           Filed as Exhibit 99.b.1 to Registrant's Registration
                   Restated By-Laws of Registrant.    Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 26 (file
                                                      nos. 811-4079 and 2-92548 on February 28, 2003;
                                                      accession no. 0001010521-03-000098) ("PEA 26").
3                  Not applicable

4                  Form of Agreement and Plan of      Filed herewith as Exhibit A to the Proxy Statement
                   reorganization.                    and Prospectus included as Part A of this
                                                      Registration Statement.

5                  Not applicable

6                  Investment Management Contract     Filed as Exhibit 99.d to PEA 19 and incorporated
                   between the Growth Trends Fund     herein by reference.
                   and John Hancock Advisers, LLC.

6.1                Sub-Investment Advisory Contract   Filed as Exhibit 99.d.1 to Registrant's Registration
                   between Growth Trends Fund,        Statement on Form N-1A and incorporated herein by
                   American Fund Advisors, Inc. and   reference to post-effective amendment no. 22 (file
                   John Hancock Advisers, LLC.        nos. 811-4079 and 2-92548 on July 6, 2001; accession
                                                      no. 0001010521-01-500085) ("PEA 22").






6.2                Sub-Investment Advisory Contract   Filed as Exhibit 99.d.2 to PEA 22 and incorporated
                   between Growth Trends Fund,        herein by reference.
                   Mercury Asset Management US and
                   John Hancock Advisers, LLC.

6.3                Amendment to Sub-Investment        Filed as Exhibit 99.d.4 to PEA 28 and incorporated
                   Advisory Contract between Growth   herein by reference.
                   Trends Fund, Mercury Asset
                   Management US and John Hancock
                   Advisers, LLC.

6.4                Form of Investment Advisory        Filed as Exhibit 99.d.5 to PEA 28 and incorporated
                   Contract between Small Cap Fund    herein by reference.
                   and John Hancock Advisers, LLC.





6.5                Form of Sub-Investment Advisory    Filed as Exhibit 99.d.5 to PEA 28 and incorporated
                   Contract between Small Cap Fund,   herein by reference.
                   Independence Investment LLC and
                   John Hancock Advisers, LLC.

7                  Distribution Agreement between     Filed as Exhibit 99.e to Registrant's Registration
                   the Registrant and John Hancock    Statement on Form N-1A and incorporated herein by
                   Funds, Inc. (formerly named John   reference to post-effective amendment no. 11 (file
                   Hancock Broker Distribution        nos. 811-4079 and 2-92548 on February 23, 1995;
                   Services, Inc.)                    accession no. 0001010521-95-000048)
                                                      ("PEA 11").

7.1                Amendment to Distribution          Filed as Exhibit 99.e.1 to PEA 19 and incorporated
                   Agreement between the Registrant   herein by reference.
                   and John Hancock Funds, Inc.
                   (formerly named John Hancock
                   Broker Distribution Services,
                   Inc.)






7.2                Form of Soliciting Dealer          Filed as Exhibit 99.e.2 to PEA 28 and incorporated
                   Agreement between John Hancock     herein by reference.
                   Funds, Inc. and Selected Dealers.

7.3                Form of Financial Institution      Filed as Exhibit 99.e.3 to Registrant's Registration
                   Sales and Services Agreement       Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 18 (file
                                                      nos. 811-4079 and 2-92548 on June 7, 2000; accession
                                                      no. 0001010521-00-000317) ("PEA 18").

8                  Not applicable.

9                  Master Custodian Agreement         Filed as Exhibit 99.g to PEA 24 and incorporated
                   between John Hancock Mutual        herein by reference.
                   Funds (including Registrant)
                   and The Bank of New York.

10                 Amended and Restated Master        Filed as Exhibit 99.h to Registrant's Registration
                   Transfer Agency and Service        Statement on Form N-1A and incorporated herein by
                   Agreement Between John Hancock     reference to post-effective amendment no. 16 (file
                   funds and John Hancock Funds,      nos. 811-4079 and 2-92548 on December 21, 1998;
                   LLC.                               accession no. 0001010521-98-000400)
                                                      ("PEA 16").

10.1               Accounting and Legal Services      Filed as Exhibit 99.h.1 to Registrant's Registration
                   Agreement between John Hancock     Statement on Form N-1A and incorporated herein by
                   Advisers, LLC and Registrant.      reference to post-effective amendment no. 13 (file
                                                      nos. 811-4079 and 2-9548
                                                      on April 23, 1996;
                                                      accession no.
                                                      0001010521-96-000041)
                                                      ("PEA 13").

10.2               Amendment to Amended and           Filed as Exhibit 99.h.2 to PEA 19 and incorporated
                   Restated Master Transfer Agency    herein by reference.
                   and Service Agreement.

10.3               Amendment to Amended and           Filed as Exhibit 99.h.3 to PEA 23 and incorporated
                   Restated Master Transfer Agency    herein by reference.
                   and Service Agreement.






10.4               Amendment to Amended and           Filed as Exhibit 99.h.4 to PEA 27 and incorporated
                   Restated Master Transfer Agency    herein by reference.
                   and Service Agreement

10.5               Amendment to Amended and           Filed as Exhibit 99.h.5 to PEA 28 and incorporated
                   Restated Master Transfer Agency    herein by reference.
                   and Service Agreement

11                 Initial Capital Agreements         Filed as Exhibit 99.l to PEA 19 and incorporated
                                                      herein by reference.

12                 Class A Distribution Plans         Filed as Exhibit 99.m to PEA 19 and incorporated
                   between Growth Trends Fund and     herein by reference.
                   John Hancock Funds, LLC.

12.1               Class B Distribution Plans         Filed as Exhibit 99.m.1 to PEA 19 and incorporated
                   between Growth Trends Fund and     herein by reference.
                   John Hancock Funds, LLC.

12.2               Class C Distribution Plans         Filed as Exhibit 99.m.2 to PEA 19 and incorporated
                   between Growth Trends Fund and     herein by reference.
                   John Hancock Funds, LLC.

13                 John Hancock Funds Class A,        Filed as Exhibit 99.o to PEA 19 and incorporated
                   Class B and Class C Amended and    herein by reference. restated
                   Multiple Class Plan pursuant to
                   Rule 18f-3.

13.1               John Hancock Funds Class A,        Filed as Exhibit 99.o.1 to Registrant's Registration
                   Class B, Class C and Class I       Statement on Form N-1A and incorporated herein by
                   Amended and restated Multiple      reference to post-effective amendment no. 25 (file
                   Class Plan pursuant to             nos. 811-4079 and 2-92548 on February 27, 2002;
                   Rule 18f-3.                        accession no. 0001010521-02-000108) ("PEA 25").






14                 Opinion as to legality of shares   Filed herewith as Exhibit 15.
                   and consent.

15                 Form of opinion as to tax          Filed herewith as Exhibit 16
                   matters and consent.

16                 Consent of                         Filed herewith as Exhibit 17
                   PricewaterhouseCoopers LLP
                   regarding the audited financial
                   statements of Independence Small
                   Cap Portfolio

17                 Not applicable

18                 Powers of Attorney                 Filed as addendum to signature pages and incorporated
                                                      herein by reference.

19                 Code of Ethics-John Hancock        Filed as Exhibit 99.p to PEA 28 and incorporated
                   Advisers, John Hancock Funds LLC   herein by reference.
                   and each of the John Hancock
                   Funds.

19.1               Code of Ethics-Independence        Filed as Exhibit 99.p.1 to PEA 28 and incorporated
                   Investments LLC                    herein by reference.

ITEM 17

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145 (C) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequence of the proposed reorganization within a responsible time after receipt of such opinion.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 15th day of September, 2004.

                                 JOHN HANCOCK EQUITY TRUST

                          By:                *
                                 --------------------------
                                 James A. Shepherdson
                                 President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                              Title                     Date
     ---------                              -----                     ----


         *                       Trustee, President
-------------------------        and Chief Executive Officer
James A. Shepherdson

         *                       Senior Vice President and
-------------------------        Chief Financial Officer
Richard A. Brown

/s/William H. King               Vice President, Treasurer          September 15, 2004
-------------------------        (Chief Accounting Officer)
William H. King

_________*_______________        Trustee
Dennis S. Aronowitz

_________*_______________        Trustee
Richard P. Chapman, Jr.

_________*_______________        Trustee
William J. Cosgrove


________*________________        Trustee
Richard A. Farrell

________*________________        Trustee
William F. Glavin

________*________________        Chairman and Trustee
Charles L. Ladner

________*________________        Trustee
John A. Moore

________*________________        Trustee
Patti McGill Peterson

________*________________        Trustee
John W. Pratt


By:      /s/Susan S. Newton                                   September 15, 2004
         ------------------
         Susan S. Newton,
         Attorney-in-Fact, under
         Powers of Attorney
         dated September 12, 2001,
         May 12, 2004 and June 15, 2004.

Panel A
John Hancock Capital Series                John Hancock Strategic Series
John Hancock Declaration Trust             John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust       John Hancock World Fund
John Hancock Investors Trust               John Hancock Investment Trust II
John Hancock Equity Trust                  John Hancock Investment Trust III
John Hancock Sovereign Bond Fund




                                POWER OF ATTORNEY

     The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint WILLIAM H. KING, AVERY P. MAHER AND SUSAN S. NEWTON, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 15th day of June, 2004.





                                     /s/Charles L. Ladner
                                     Charles L. Ladner
                                     Trustee

John Hancock Capital Series                 John Hancock Strategic Series
John Hancock Declaration Trust              John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust        John Hancock World Fund
John Hancock Investors Trust                John Hancock Investment Trust II
John Hancock Equity Trust                   John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


                                POWER OF ATTORNEY
                                -----------------

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM h. KING, and AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.



/s/Maureen R. Ford                                 /s/Gail D. Fosler
----------------------------                       -----------------
Maureen R. Ford, as Chairman                       Gail D. Fosler
and Chief Exective Officer

/s/John M. DeCiccio                                /s/William F. Glavin
----------------------------                       --------------------
John M. DeCiccio, as Trustee                       William F. Glavin

/s/Dennis S. Aronowitz                            /s/John A. Moore
----------------------                            ----------------
Dennis S. Aronowitz                               John A. Moore

/s/Richard P. Chapman, Jr.                        /s/Patti McGill Peterson
--------------------------                        ------------------------
Richard P. Chapman, Jr.                           Patti McGill Peterson

/s/William J. Cosgrove                            /s/John W. Pratt
----------------------                            ----------------
William J. Cosgrove                               John W. Pratt

/s/Richard A. Farrell
---------------------
Richard A. Farrell


Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund

Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Premium Dividend Fund I
John Hancock Bond Trust                                          John Hancock Patriot Premium Dividend Fund II
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Select Dividend Trust
John Hancock Current Interest                                    John Hancock Series Trust
John Hancock Institutional Series Trust                          John Hancock Tax-Free Bond Trust
John Hancock Investment Trust                                    John Hancock Preferred Income Fund
John Hancock Cash Reserve, Inc.                                  John Hancock Preferred Income Fund II
John Hancock Patriot Global Dividend Fund                        John Hancock Preferred Income Fund III
John Hancock Preferred Dividend Fund                             John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Premium Dividend Fund

                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, or Maryland Corporation, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, AND AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of May 12, 2004.



                                                 By: /s/Richard A. Brown
                                                     -------------------
                                                 Name: Richard A. Brown
                                                 Title: Chief Financial Officer

Panel A
-------

John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Premium Dividend Fund I
John Hancock Bond Trust                                          John Hancock Patriot Premium Dividend Fund II
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Select Dividend Trust
John Hancock Current Interest                                    John Hancock Series Trust
John Hancock Institutional Series Trust                          John Hancock Tax-Free Bond Trust
John Hancock Investment Trust                                    John Hancock Preferred Income Fund
John Hancock Cash Reserve, Inc.                                  John Hancock Preferred Income Fund II
John Hancock Patriot Global Dividend Fund                        John Hancock Preferred Income Fund III
John Hancock Preferred Dividend Fund                             John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Premium Dividend Fund

                                POWER OF ATTORNEY
                                -----------------

         The undersigned Trustee and Officer of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint SUSAN S. NEWTON and AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of May, 2004



                                                  By: /s/James A. Shepherdson
                                                      -----------------------
                                                  Name: James A. Shepherdson, as
                                                  Title: Trustee, President and
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Description

4 Form of Agreement and Plan of Reorganization between the John Hancock Small Cap Fund (the "Acquiring Fund") and Independence Small Cap Portfolio (the "Acquired Fund") (filed as EXHIBIT A to Part A of this Registration Statement).

14       Opinion as to legality of shares and consent.

15       Form of opinion as to tax matters and consent.

17 Consent of PricewaterhouseCoopers LLP regarding the audited financial statements and highlights of the Independence Small Cap Portfolio.